       As filed with the Securities and Exchange Commission on December 29, 2000
                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006
                                   Form N-1A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/


                        Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. [30]

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940 /x/

                              AMENDMENT NO. [32]
                       (Check appropriate box or boxes)

                       MORGAN GRENFELL INVESTMENT TRUST
              (Exact name of registrant as specified in charter)

                               One South Street
                           Baltimore, Maryland 21202
              (Address of principal executive office) (Zip Code)

      Registrant's Telephone Number, including Area Code: (410) 727-1700

Daniel O. Hirsch
Morgan Grenfell Investment Trust
One South Street Baltimore, Maryland 21202
(Name and address of agent for service)

Copies of communications to:        Christopher P. Harvey, Esq.
                                    Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109


It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                       Deutsche Asset Management

                                                                     Mutual Fund
                                                                      Prospectus

                                                               February 28, 2001


                                                         Class A, B and C Shares



International Select Equity




[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.]



                                                                   Logo

Overview
of International Select Equity

Goal.......................................................................
Core Strategy..............................................................
Investment Policies and Strategies.........................................
Principal Risks of Investing in the Fund...................................
Who Should Consider Investing in the Fund..................................
Total Returns, After Fees and Expenses.....................................
Fees and Expenses of the Fund..............................................

A Detailed Look at International Select Equity

Objective..................................................................
Strategy...................................................................
Principal Investments......................................................
Investment Process.........................................................
Other Investments..........................................................
Risks......................................................................
Management of the Fund.....................................................
Portfolio Managers.........................................................
Calculating the Fund's Share Price.........................................
Performance Information....................................................
Dividends and Distributions................................................
Tax Considerations.........................................................
Buying and Selling Fund Shares.............................................
Sales Charges..............................................................
How to Choose the Class that is Right for You..............................
Financial Highlights.......................................................


Goal:   The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.

Overview
of International Select Equity

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.

---------------------------------------------------


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .  stocks that the Investment Adviser has selected could perform poorly; or

 . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in International Select Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in International Select Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes International Select Equity Class A Shares ("Class A Shares"), Class B Shares ("Class B Shares") and Class C Shares ("Class C Shares"). Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See "Sales Charges"). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents.You may also buy shares directly from the Fund through the Fund's Transfer Agent. The Fund also offers other classes with different fees, expenses and investment minimums.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in International Select Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because the Class A, B and C Shares are newly offered classes of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on May 15, 1995. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE Index for the last year, the last five years and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.

------------------------------------------------

The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

10.31%    0.51    23.49%    88.85%     ____%

 1996     1997     1998      1999     2000/2/


Since inception, the Fund's highest return for its Institutional Class in any calendar quarter was _____% (____ quarter ____) and its lowest quarterly return was (____%) (___ quarter ____). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                                          Since Inception
                                   1 Year     5 Years     (5/15/95)/3/

------------

/1/ Institutional Class performance is presented because Class A, B and C Shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C Shares will be similar to the future performance of the Institutional Class because the shares are invested in the same portfolio of securities. The bar chart and table do not reflect (i) 12b-1 fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for Class A shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (ii) sales charges and (iii) a .25% shareholder servicing fee for Class B and C Shares. If they did, returns would be less than those shown. Institutional Class shares are offered under a separate prospectus, which is available upon request.
/2/ Past performance is not indicative of future results. The Fund's recent performance was achieved during favorable market conditions that may not be sustained.
/3/ MSCI EAFE Index performance is calculated from May 30, 1995.


International Select
  Equity--Institutional Class/1/    -------%   -------%   ------%
-------------------------------------------------------------------
  EAFE Index                        ------%    -------%

FEES AND EXPENSES OF THE FUND

The Fees and Expenses table describes the fees and estimated expenses that you may pay if you buy and hold Class A, B and C Shares of International Select Equity.

FEES AND EXPENSES

                                                         Class A Shares       Class B Shares       Class C Shares
SHAREHOLDER FEES                                         Initial              Deferred Sales       Deferred
(fees paid directly from your investment)                Sales Charge         Charge               Sales Charge
                                                         -----------------    -----------------    -----------------
Maximum Sales Charge (Load) Imposed on Purchases         5.50%/2/             None                 None
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a percentage    1.00%/5/             5.00%/3/             1.00%/4/
 of original purchase price or redemption proceeds,
 whichever is lower)

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

Management Fees                                          0.70%                0.70%                0.70%
Distribution and/or Service (12b-1) fees                 0.25%                0.75%                0.75%
Other Expenses/5/ (including a 0.25% shareholder
 servicing fee for Class B and Class C Shares)           0.46%                0.71%                0.71%
Total Annual Fund Operating Expenses                     1.41%                2.16%                2.16%
Less:  Fee Waivers or Expense Reimbursements/1/         (0.00%)              (0.00%)              (0.00%)
Net Expenses                                             1.41%                2.16%                2.16%

------------
/1/ The Institutional Class performance figures have been adjusted to include the impact of the maximum fees and expenses of the new classes.

/2/ Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% or 0.50% if you redeem your shares within one year and two years, respectively. (See "Sales Charges--Redemption Price.")
/3/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That is Right for You.")
/4/ You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges-- Redemption Price.")

/5/ Expenses are based on the actual expenses of the Institutional Class including the Other Expenses for the current fiscal year. Class A, B and C Shares are new classes of shares with no operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses of Institutional Class Shares were ___% and ___%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class Shares do not reflect Sales Charges and 12b-1 fees paid by the Class A, B and C Shares.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Class A, B and C Shares of the Fund. The numbers assume that (a) the Fund earned an annual return of 5% over the periods shown, (b) the Fund's operating expenses remained the same and (c) you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.


EXPENSE EXAMPLE/2/

You would pay the following expenses if you redeemed your shares at the end of each period:
----------------------------------------------------

     ----------------------------------------------------------------------
                          1 Year      3 Years      5 Years     10 Years
     ----------------------------------------------------------------------
     Class A Shares      $           $            $            $
     ----------------------------------------------------------------------
     Class B Shares      $           $            $            $
     ----------------------------------------------------------------------
     Class C Shares      $           $            $            $
     ----------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

     ----------------------------------------------------------------------
                          1 Year      3 Years      5 Years     10 Years
     ----------------------------------------------------------------------
     Class A Shares      $           $            $            $
     ----------------------------------------------------------------------
     Class B Shares      $           $            $            $
     ----------------------------------------------------------------------
     Class C Shares      $           $            $            $
     ----------------------------------------------------------------------

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See "Sales Charges") If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rule for the National Association of Securities Dealers, Inc.

------------

/5/ The investment adviser and administrator have contractually agreed, for the 16 month period from October 31, 2000 to waive their fees or reimburse expenses so that total expenses will not exceed 1.50% for Class A and 2.25% Class B and C Shares.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

A detailed look
at International Select Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests primarily in stocks and other securities with equity characteristics located in the countries that make up the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The majority of securities in which the Fund invests are represented in the MSCI EAFE Index. However, the Fund may invest up to 50% of its total assets in non-MSCI EAFE Index securities of companies located in the countries that make up the MSCI EAFE Index. The MSCI EAFE Index has a median market capitalization of over $2.7 billion.

-----------------------------------------------------
Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

-----------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE Index. The universe includes all securities in the MSCI EAFE Index and a large number of securities not included in the MSCI EAFE Index but whose issuers are located in the countries that make up the MSCI EAFE Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

-----------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in cash equivalents, U.S. investment grade fixed income securities and U.S. stocks and other equity securities.

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

-----------------------------------------------------
Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

-----------------------------------------------------

A Detailed Look at International Select Equity

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. The use of futures and options for non-hedging purposes involve greater risks than stock investments.

A Detailed Look at International Select Equity

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 .  unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Funds Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc. ("DeAM, Inc."), and Deutsche Asset Management Investment Services Limited ("DeAMIS").

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment adviser for the Fund. The Fund's investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAMIS provides a full range of international investment advisory services to institutional clients, and as of December 31, 2000, managed approximately $_______in assets.

DeAMIS is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of commercial banking, investment banking and insurance.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director--Equities, Deutsche Asset Management and Lead Manager of the Fund

 .  Joined the investment adviser in 1994.
 .  11 years of investment industry experience.
 .  Head of EAFE equities.
 .  European portfolio manager/analyst.
 .  Masters in Economics and Business Administration, Freiburg University.

Richard Wilson, Director--Equities, Deutsche Asset Management and Co-Manager of the Fund

 .  Joined the investment adviser in 1993.  Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.
 .  12 years of investment industry experience.
 .  Head of Pan European Equity Product.
 .  UK portfolio manager/analyst.

James Pulsford, Director--Equities, Deutsche Asset Management and Co-Manager of the Fund

 .  Joined the investment adviser in 1984.
 .  16 years investment experience, 12 year resident of Japan.
 .  Head of Japan Equity desk.
 .  Fluent Japanese speaker.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management and Co-Manager of the Fund

 .  Joined the investment adviser in 1995.
 .  5 years of investment industry experience.
 .  Asia-Pacific portfolio manager/analyst.

Amy Low, Portfolio Manager, Deutsche Asset Management and Co-Manager of the
Fund

 .  Joined the investment adviser in 1997.  Prior to that, credit analyst at OCBC
   Group from 1994 to 1997.
 .  6 years of investment industry experience.
 .  Singapore and Hong Kong portfolio manager/analyst.

Other Services. DeAM, Inc., an affiliate of DeAMIS provides administrative services for the Fund. In addition, DeAM, Inc.--or your broker or financial adviser--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;
 .  implementing any changes you wish to make in your account information;
 . processing your requests for cash dividends and distributions from the Fund; . answering your questions on the Fund's investment performance or administration;
 . sending proxy reports and updated prospectus information to you; and . collecting your executed proxies.

Brokers and financial advisers may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's NAV plus any applicable sales charge. When you buy Class A Shares, the price you pay may by increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed. The formula for calculating the Fund's Net Asset Value calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the Net Asset Value of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial adviser forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

-----------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

-----------------------------------------------------

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

--------------------------------------------------------------------
TRANSACTION                                TAX STATUS
--------------------------------------------------------------------
Income Dividends                           Ordinary Income
--------------------------------------------------------------------
Short-term capital gains                   Ordinary Income
 distributions
--------------------------------------------------------------------
Long-term capital gains                    Long-term capital gains
 distributions
--------------------------------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

--------------------------------------------------------------------
TRANSACTION                      TAX STATUS
--------------------------------------------------------------------
Your sale of shares owned more   Generally, long-term capital gains
 than one year                    or losses
--------------------------------------------------------------------
Your sale of shares owned for    Generally, short-term capital
 one year or less                 gains or losses subject to
                                  special rules.
--------------------------------------------------------------------


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of
Deutsche Asset Management

By phone                    1-800-730-1313

By mail                     Service Center
                            P.O. Box 219210
                            Kansas City, MO  64121-9210

By overnight mail           Service Center
                            210 West 10th Street, 8th Floor
                            Kansas City, MO  64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week


To Purchase Shares

You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order.You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

Defined contribution plan with assets of $75 million or more may not purchase Class A shares.

Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments

Initial Investment in Class A, B or C shares                                     $2,000
Subsequent Investments                                                           $  100
IRA account, Initial Investment                                                  $1,000
Initial Investment for shareholders of other Deutsche Asset Management Funds'
 Class A, B and C Shares                                                         $  500
Automatic Investing Plan, Initial Investment                                     $  250
   Monthly plan subsequent investments                                           $  100
   Quarterly plan subsequent investments                                         $  250
Minimum Investment For Qualified Retirement Plans (such as 401(k), pension,      $    0
 or profit sharing plans)

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

Investing Regularly

You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.

Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

To Redeem Shares

You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

 . A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

 . If you are redeeming more than $50,000, a signature guarantee. You can obtain one from most banks or securities dealers.

 . Any additional documents that may be required if your account is in the name of a corporation, partnership, trust, or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in-kind under certain circumstances.

If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.

SALES CHARGES
Purchase Price

The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying.

Class A shares are subject to sales charges according to the following schedule:

                                 Class A Sales Charge as a % of
                             -------------------------------------
                                                     Net Amount     Class B Sales   Class C Sales
Amount of Purchase               Offering Price       Invested         Charge           Charge
--------------------------------------------------------------------------------------------------
Less than   $  50,000                 5.50%            5.82%            None             None
$  50,000 - $  99,999                 4.50%            4.71%            None             None
$ 100,000 - $ 249,999                 3.50%            3.63%            None             None
$ 250,000 - $ 499,999                 2.50%            2.56%            None             None
$ 500,000 - $ 999,999                 2.00%            2.04%            None             None
$1,000,000 and over                   None             None             None             None
--------------------------------------------------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A Share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in Class A Shares of another Deutsche Asset Management fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Adviser, or a broker-dealer authorized to sell shares of the Fund.

4)  If you are buying shares in any of the following types of accounts:

    (i)   A qualified retirement plan;

    (ii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C Shares of any other Deutsche Asset Management fund for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with lower deferred sales charge, your sales charge will not be reduced.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 .  You will receive a written confirmation of each transaction from the Service
   Center or your service agent.

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule.

                                  Sales Charge as a Percentage
                                     of the Dollar Amount
                                       Subject to Charge
                             (as % of the Lesser of Cost or Value)
                        ------------------------------------------------
                        Class A Shares  Class B Shares   Class C Shares
Years Since Purchase     Sales Charge    Sales Charge     Sales Charge
------------------------------------------------------------------------
First.................      1.00%*           5.00%            1.00%
Second................      0.50%*           4.00%            None
Third.................      None             3.00%            None
Fourth................      None             3.00%            None
Fifth.................      None             2.00%            None
Sixth.................      None             1.00%            None
Thereafter............      None             None             None
------------------------------------------------------------------------

* You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 .  If you acquired your shares through an exchange of shares of another Deutsche
   Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

    (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

    (ii) Either you or your representative notifies your securities dealer, servicing agent, or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000, and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1,000,000 or more, you pay no sales charge if you redeem Class A shares.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B Shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C Shares.

Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares.

Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . After we or your service agent receives your order, you will buy or sell your shares at the next NAV calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 .  We accept payment for shares only in U.S. dollars by check, bank or Federal
   Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 .  We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

A Detailed Look at International Select Equity

Institutional Class performance is presented because Class A, B and C shares are newly offered classes of shares with no performance history. Class A, B and C Shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by -------------- --------, whose report, along with the Fund's financial statements, is included in the Fund's annual report for Institutional Class shares. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS


                                             For the years ended October 31,                For the
                                                                                         period ended
                                                                                         October 31,
                                         1999        1998        1997        1996           1995/1/
-------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout
 each Period:
Net Asset Value, Beginning of Period
-------------------------------------------------------------------------------------------------------
Income From Investment Operations
     Net Investment Income
-------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized
      Gains (Losses)
-------------------------------------------------------------------------------------------------------
 Total From Investment Operations
-------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
-------------------------------------------------------------------------------------------------------
     Net Investment Income
-------------------------------------------------------------------------------------------------------
     Net Realized Gains
-------------------------------------------------------------------------------------------------------
Total Distributions
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period
-------------------------------------------------------------------------------------------------------
Total Investment Return                                                                       +
-------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
-------------------------------------------------------------------------------------------------------
     Net Assets, End of Period
      (000s omitted)
-------------------------------------------------------------------------------------------------------
     Ratios to Average Net Assets:
     Net Investment Income (Loss)
-------------------------------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------------------------------
Decrease Reflected in Above Expense                                                          /3/
 Ratio Due to Absorbtion of
 Expenses by DAMIS/2/
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate
-------------------------------------------------------------------------------------------------------

------------
/1/ The Fund's Inception was May 15, 1995.
/2/ DAMIS-Deutsche Asset Management Investment Services Limited, the Fund's
    investment adviser.
/3/ Annualized.

 +  Return is for the period indicated and has not been annualized.

                      This page intentionally left blank.

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

           Deutsche Asset Management Mutual Funds Service Center
           P.O. Box 219210
           Kansas City, MO 64121

or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

International Select Equity--Class A, B and C

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
One South Street
Baltimore, Maryland 21202

CUSIP#

811-8006
Deutsche Asset Management

                                                                     Mutual Fund
                                                                      Prospectus

                                                               February 28, 2001


                                                         Class A, B and C Shares



European Equity




[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.]


                                                                            Logo

Overview
of European Equity

Goal...................................................................
Core Strategy..........................................................
Investment Policies and Strategies.....................................
Principal Risks of Investing in the Fund...............................
Who Should Consider Investing in the Fund..............................
Total Returns, After Fees and Expenses.................................
Fees and Expenses of the Fund..........................................

A Detailed Look at European Equity

Objective..............................................................
Strategy...............................................................
Principal Investments..................................................
Investment Process.....................................................
Other Investments......................................................
Risks..................................................................
Management of the Fund.................................................
Portfolio Managers.....................................................
Calculating the Fund's Share Price.....................................
Performance Information................................................
Dividends and Distributions............................................
Tax Considerations.....................................................
Buying and Selling Fund Shares.........................................
Sales Charges..........................................................
How to Choose the Class that is Right for You..........................
Financial Highlights...................................................



Goal: The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.

Overview of European Equity

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that the Investment Adviser has selected could perform poorly; or . the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the developed and emerging countries in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value;

 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Overview of European Equity

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in European Equity if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in European Equity if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes European Equity Class A Shares ("Class A Shares"), Class B Shares ("Class B Shares") and Class C Shares ("Class C Shares"). Each Class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See "Sales Charges."). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's Transfer Agent. The Fund also offers other classes with different fees, expenses and investment minimums.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in European Equity is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of European Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because the Class A, B and C Shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which has been in existence since the Fund's inception on September 3, 1996. The table compares the average annual return of the Fund's Institutional Class shares with that of the Morgan Stanley Capital International (MSCI) Europe Index over the last year and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks-- costs which are reflected in the Fund's results.

------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

15.54%     22.89%     45.43%      ____%
 1997       1998       1999      2000/2/

Since inception, the Fund's highest return for its Institutional Class Shares in any calendar quarter was ------% (_____quarter ----) and its lowest quarterly return was (------%) (_____quarter -----). Past performance offers no indication of how the Fund will perform in the future.

------------

/1/ Institutional Class performance is presented because Class A, B and C Shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C shares will be substantially similar to the performance of the Institutional Class because the shares are invested in the same portfolio of securities. The bar chart and table do not reflect (i) 12b-1 fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for Class A shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (ii) sales charges and (iii) a 0.25% shareholder servicing fee for Class B and C Shares. If they did, returns would be less than those shown. Institutional Class shares are offered under a separate prospectus, which is available upon request.
/2/ Past performance is not indicative of future results. The Fund's recent performance was achieved during favorable market conditions that may not be sustained. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000/1/

                                             Since Inception
                                   1 Year     (9/3/1996)/2/

 European Equity--
 Institutional Class/3/            _____%         _____%

 ....................................................................

 MSCI Europe Index                 _____%         _____%













------------
/1/ Effective December 23, 1999, Deutsche Asset Management, Inc. replaced
    Deutsche Asset Management Investment Services Limited as the investment adviser to the Fund.
/2/ MSCI Europe Index performance is calculated from September 30, 1996.

/3/ The Institutional Class performance figures have been adjusted to include the impact of the maximum fees and expenses of the Class A Shares.

FEES AND EXPENSES OF THE FUND

The Fees and Expenses table describes the fees and estimated expenses that you may pay if you buy Class A, B and C Shares of European Equity.

FEES AND EXPENSES

SHAREHOLDER FEES                                        Class A Shares     Class B Shares     Class C Shares
(fees paid directly from your investment)               Initial Sales      Deferred Sales     Deferred Sales
                                                        Charge             Charge             Charge
                                                        ----------------   ----------------   ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as    5.50%/1/           None               None
 a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a              1.00%/1/           5.00%/2/           1.00%/3/
 percentage of original purchase price or redemption
 proceeds, whichever is lower)

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

Management Fees                                         0.70%              0.70%              0.70%
Distribution and/or Service (12b-1) fees                0.25%              0.75%              0.75%
Other Expenses/4/ (including a 0.25% shareholder
 servicing fee for Class B and Class C Shares)          0.80%              1.15%              1.15%
Total Annual Fund Operating Expenses                    2.05%              2.16%              2.16%
Less:  Fee Waivers or Expense Reimbursements/5/         (0.55%)            (0.55%)            (0.55%)
Net Expenses                                            1.50%              2.25%              2.25%

------------

/1/ Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% or 0.50% if you redeem your shares within one year and two years, respectively. (See "Sales Charges--Redemption Price.")
/2/ Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That is Right for You.")
/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges-- Redemption Price.")

/4/ Expenses are based on the actual expenses of the Institutional Class including the Other Expenses for the current fiscal year. Class A, B and C Shares are new classes of shares with no operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses of Institutional Class Shares were ___% and ___%, respectively, of the average daily net assets of the Institutional Class Shares. Expenses for the Institutional Class Shares do not reflect Sales Charges, 12b-1 fees and a 0.25% shareholder servicing fee paid by the Class A, B and C Shares.

/5/ The investment adviser and administrator have contractually agreed, for the 16 month period from October 31, 2000 to waive their fees or reimburse expenses so that total expenses will not exceed 1.50% for Class A Shares and 2.25% for Class B and C Shares.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The numbers assume that (a) the Fund earned an annual return of 5% over the periods shown, (b) the Fund's operating expenses remained the same and (c) you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.


EXPENSE EXAMPLE/6/

You would pay the following expenses if you redeemed your shares at the end of each period:

     --------------------------------------------------------------------------
                           1 Year       3 Years       5 Years      10 Years
     --------------------------------------------------------------------------
     Class A Shares       $            $             $             $
     --------------------------------------------------------------------------
     Class B Shares       $            $             $             $
     --------------------------------------------------------------------------
     Class C Shares       $            $             $             $
     --------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

     --------------------------------------------------------------------------
                           1 Year       3 Years       5 Years      10 Years
     --------------------------------------------------------------------------
     Class A Shares       $            $             $             $
     --------------------------------------------------------------------------
     Class B Shares       $            $             $             $
     --------------------------------------------------------------------------
     Class C Shares       $            $             $             $
     --------------------------------------------------------------------------

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See "Sales Charges") If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rule for the National Association of Securities Dealers, Inc.




------------
/6/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

A detailed look
at European Equity

OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in stock and other securities with equity characteristics. Companies in which the Fund invests are generally based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

The Fund may invest in companies of any market capitalization.

------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, we consider a number of factors, including:

 .  stock price relative to the company's rate of earnings growth;
 . valuation relative to other European companies and market averages; . valuation relative to global peers;
 .  merger and acquisition trends; and

 . trends related to the impact of the introduction of the new European currency, the euro, on the finance, marketing and distribution strategies of European companies.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances. Historically, the Fund has had a low portfolio turnover rate.

------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period.

------------------------------------------------------

A Detailed Look at European Equity

OTHER INVESTMENTS

We may invest in various instruments commonly known as "derivatives" to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Below we have set forth some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

------------------------------------------------------

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Secondary Risks

Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price --down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 .  changes in the relative strength and value of the U.S. dollar or other major currencies;
 .  adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and . unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Funds Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc.("DeAM, Inc."), and Deutsche Asset Management Investment Services Limited ("DeAMIS").

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc. with headquarters at 130 Liberty Street, New York, New York, acts as investment adviser for the Fund. The Fund's investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of December 31, 2000, managed approximately $_______in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of commercial banking, investment banking and insurance.

PORTFOLIO MANAGERS

DeAM, Inc. portfolio managers have been responsible for the day-to-day management of the Fund's investments since December 23, 1999:

Michael Levy, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

 .  Joined the investment adviser in 1993.
 .  Head of international equities, New York, responsible for overseeing the management of over $7 billion of international and global equities.
 . 29 years of business experience, 19 of them as an investment professional. . Degrees in mathematics and geophysics from the University of Michigan.

Caroline Altmann, Director of Deutsche Asset Management and Co-Manager of the Fund.

 .  Joined the investment adviser in 1999.
 .  14 years of investment industry experience.
 .  Previously, portfolio manager, Clay Finlay from 1987 to 1999.

 .  MBA from Columbia University.
 . Head of global financial sector services analysis team with an emphasis on Europe and Japan.

Clare Brody, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 .  Joined the investment adviser in 1993.
 .  9 years of investment industry experience.
 .  Global telecommunication services/equipment and pulp and paper analyst.

Matthias Knerr, CFA, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 .  Joined the investment adviser in 1995.
 .  5 years of investment industry experience.
 .  Finance and international business undergraduate degree from Pennsylvania
   State University.
 . Global engineering, construction, utility, telecommunications and automotive analyst.

Oliver Kratz, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment adviser in 1996 and the Fund in August 2000. . 6 years of investment industry experience.
 .  Previously, Praktikant with McKinsey & Co; 1995.
 .  BA from Tufts University and Karlova Universidad; MALD, PhD from
   Harvard University-Tufts University.
 .  Emerging Europe and Neuer Markt analyst.

Other Services. DeAM, Inc. also provides administrative services for the Fund. In addition, DeAM, Inc.--or your broker or financial adviser--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;
 .  implementing any changes you wish to make in your account information;
 . processing your requests for cash dividends and distributions from the Fund; . answering your questions on the Fund's investment performance or administration;
 . sending proxy reports and updated prospectus information to you; and . collecting your executed proxies.

Brokers and financial advisers may charge additional fees to investors for those services not otherwise included in the brokers or financial advisers subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING A FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The price you pay when you buy shares or receive when you redeem shares is the NAV plus any applicable sales charge. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed. The formula for calculating the Fund's net asset value calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the net asset value of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial adviser forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

------------------------------------------------------
PERRFORMANCE INFORMATION

The Fund's performance can be usedin advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

--------------------------------------------------------------------
TRANSACTION                            TAX STATUS
--------------------------------------------------------------------
Income Dividends                       Ordinary Income
--------------------------------------------------------------------
Short-term capital gains               Ordinary Income
 distributions
--------------------------------------------------------------------
Long-term capital gains                Long-term capital gains
 distributions
--------------------------------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

---------------------------------------------------------------------
TRANSACTION                            TAX STATUS
---------------------------------------------------------------------
Your sale of shares owned more         Generally, long-term capital
 than one year                          gains or losses
---------------------------------------------------------------------
Your sale of shares owned for          Generally, short-term capital
 one year or less                       gains or losses subject to
                                        special rules.
--------------------------------------------------------------------



The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of
Deutsche Asset Management

By phone                    1-800-730-1313

By mail                     Service Center
                            P.O. Box 219210
                            Kansas City, MO  64121-9210

By overnight mail           Service Center
                            210 West 10th Street, 8th Floor
                            Kansas City, MO  64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week

To Purchase Shares

You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Transfer Agent.

Defined contribution plans with assets of $75 million or more may not purchase Class A shares.

Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments

Initial Investment in Class A, B, or C shares                                    $2,000
Subsequent Investments                                                           $  100
IRA account, Initial Investment                                                  $1,000
Initial Investment for shareholders of other Deutsche Asset Management Funds'
 Class A, B and C Shares                                                         $  500
Automatic Investing Plan, Initial Investment                                     $  250
   Monthly plan subsequent investments                                           $  100
   Quarterly plan subsequent investments                                         $  250
Minimum Investment For Qualified Retirement Plans (such as 401(k), pension,      $    0
 or profit sharing plans)

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

Investing Regularly

You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.

Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

To Redeem Shares

You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

 . A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

 . If you are redeeming more than $50,000, a signature guarantee. You can obtain one from most banks or securities dealers.

 . Any additional documents that may be required if your account is in the name of a corporation, partnership, trust, or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in-kind under certain circumstances.

If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.

SALES CHARGES
Purchase Price

The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying.

Class A shares are subject to sales charges according to the following schedule:

                            Class A Sales Charge as a % of
                          ----------------------------------
                                               Net Amount      Class B Sales   Class C Sales
Amount of Purchase           Offering Price     Invested          Charge           Charge
---------------------------------------------------------------------------------------------
Less than   $  50,000             5.50%          5.82%            None             None
$  50,000 - $  99,999             4.50%          4.71%            None             None
$ 100,000 - $ 249,999             3.50%          3.63%            None             None
$ 250,000 - $ 499,999             2.50%          2.56%            None             None
$ 500,000 - $ 999,999             2.00%          2.04%            None             None
$1,000,000 and over               None           None             None             None
---------------------------------------------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A Share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in Class A Shares of another Deutsche Asset Management fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Adviser, or a broker-dealer authorized to sell shares of the Fund.

4)  If you are buying shares in any of the following types of accounts:

    (i)   A qualified retirement plan;

    (ii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C Shares of any other Deutsche Asset Management fund for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with lower deferred sales charge, your sales charge will not be reduced.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 .  You will receive a written confirmation of each transaction from the Service
   Center or your service agent.

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule.

                                   Sales Charge as a Percentage
                                       of the Dollar Amount
                                        Subject to Charge
                               (as % of the Lesser of Cost or Value)
                        ----------------------------------------------------
                         Class A Shares    Class B Shares    Class C Shares
Years Since Purchase      Sales Charge      Sales Charge      Sales Charge
----------------------------------------------------------------------------
First.................       1.00%*             5.00%             1.00%
Second................       0.50%*             4.00%             None
Third.................       None               3.00%             None
Fourth................       None               3.00%             None
Fifth.................       None               2.00%             None
Sixth.................       None               1.00%             None
Thereafter............       None               None              None
----------------------------------------------------------------------------

* You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 .  If you acquired your shares through an exchange of shares of another Deutsche
   Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

    i. The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

    ii. Either you or your representative notifies your securities dealer, servicing agent, or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000, and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1,000,000 or more, you pay no sales charge if you redeem Class A Shares.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B Shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C Shares.

Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares.

Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . After we or your service agent receives your order, you will buy or sell your shares at the next NAV calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 .  We accept payment for shares only in U.S. dollars by check, bank or Federal
   Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "inkind").

 .  We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.


Institutional Class performance is presented because Class A, B and C shares are newly offered classes of shares with no performance history. Class A, B and C shares will have different performance. The table below helps you understand the financial performance of the Institutional

Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by -------------------------, whose report, along with the Fund's financial statements, is included in the Fund's annual report for Institutional Class Shares. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

                                      For the       For the years ended October 31,      For the
                                     year ended                                        period ended
FINANCIAL HIGHLIGHTS                 October 31,                                       October 31,
                                        2000         1999        1998        1997        1996/1/
-----------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout
 each Period:
Net Asset Value, Beginning of
 Period
------------------------------------------------------------------------------------------------------
Income From Investment Operations
     Net Investment Income
------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized
      Gains (Losses)
------------------------------------------------------------------------------------------------------
 Total From Investment Operations
------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
------------------------------------------------------------------------------------------------------
     Net Investment Income
------------------------------------------------------------------------------------------------------
     Net Realized Gains
------------------------------------------------------------------------------------------------------
Total Distributions
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period
------------------------------------------------------------------------------------------------------
Total Investment Return                                                                      +
------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
------------------------------------------------------------------------------------------------------
     Net Assets, End of Period
      (000s omitted)
------------------------------------------------------------------------------------------------------
     Ratios to Average Net Assets:
     Net Investment Income (Loss)
------------------------------------------------------------------------------------------------------
Expenses
------------------------------------------------------------------------------------------------------
Decrease Reflected in Above                                                                 /3/
 Expense Ratio Due to Absorbtion
 of Expenses by the Fund's
 investment adviser/2/
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate
------------------------------------------------------------------------------------------------------

------------
/1/ The Fund's inception was September 3, 1996.
/2/ Deutsche Asset Management Inc. became the Fund's investment adviser on
    December 23,1999. Prior to that date, Deutsche Asset Management Investment Services Limited was the Fund's investment adviser.
/3/ Annualized.

 +  Return is for the period indicated and has not been annualized.

                      This page intentionally left blank.

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

      Service Center
      P.O. Box 219210
      Kansas City, MO 64121-9210

or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

European Equity--Class A, B and C Shares
Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
2 Portland Square
Portland. ME  04101

                                                                CUSIP __________

                                                                        811-8006
                                                                       Pro(2/01)

                  Deutsche Asset Management

                                                                Mutual Fund
                                                                 Prospectus
                                                          February 28, 2001

                                                           Investment Class

Fixed Income

Short-Term Fixed Income

Municipal Bond

Short-Term Municipal Bond

High Yield Bond

Each formerly a Morgan Grenfell Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the
Deutsche Bank Group [/]

Table of Contents
-----------------

Fixed Income..........................................................  3
Short-Term Fixed Income...............................................  11
Municipal Bond........................................................  19
Short-Term Municipal Bond.............................................  27
High Yield Bond.......................................................  35
Information Concerning All Funds......................................  43
Management of the Fund................................................  43
Calculating the Fund's Share Price....................................  43
Performance Information...............................................  44
Dividends and Distributions...........................................  44
Tax Considerations....................................................  44
Buying and Selling Fund Shares........................................  44

Overview
of Fixed Income

Goal: The Fund seeks a high level of income consistent with the preservation of capital. Core Strategy: The Fund invests primarily in investment grade fixed income securities.


INVESTMENT POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including U.S. government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than relying on interest rate forecasts.

Fixed Income--Investment Class

Overview of Fixed Income

Goal...........................................................  3
Core Strategy..................................................  3
Investment Policies and Strategies.............................  3
Principal Risks of Investing in the Fund.......................  4
Who Should Consider Investing in the Fund......................  4
Total Returns, After Fees and Expenses.........................  5
Annual Fund Operating Expenses.................................  6

A Detailed Look at Fixed Income

Objective......................................................  7
Strategy.......................................................  7
Principal Investments..........................................  7
Investment Process.............................................  7
Other Investments..............................................  8
Risks..........................................................  8
Portfolio Managers.............................................  9
Financial Highlights...........................................  10

Overview of Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Fixed Income if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Fixed Income

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on February 11, 1998. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one year and since the inception of the class. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

The Lehman Brothers Aggregate Bond Index represents U.S. domestic taxable investment grade bonds which include securities from the following sectors: U.S. Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

YEAR-BY-YEAR RETURNS
Investment Class
(each full calendar year since inception)

1999       -0.79%
2000       ____%

Since inception, the Fund's highest return in any calendar quarter was ___% (____) and its lowest quarterly return was (___%)(______). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                                              Since
                                                              Inception
                                   1 year                     (2/11/98)/1/
  Fixed Income--Investment
  Class

  Lehman Brothers
  Aggregate Bond Index

/1/ The Lehman Brothers Aggregate Bond Index average is calculated from February 28, 1998.

Overview of Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES

                                            Percentage of average
                                            daily net assets
  Management Fees                           0.40%

  Distribution and
   Service (12b-1) Fees                     None

  Other Expenses                            0.40%

  Total Annual Fund
   Operating Expenses                       0.80%

  Less: Fee Waivers or
   Expense Reimbursements                   0.00%/1/

  Net Expenses                              0.80%

 EXPENSE EXAMPLE/2/

     1 Year         3 Years        5 Years            10 Years
      $82             $255           $444               $990

A detailed look
at Fixed Income

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate-term U.S. treasury, corporate, mortgage-backed and asset-backed, taxable, municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .    assign a relative value, based on credit worthiness, cash flow and price, to each bond;

 .    determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 .    use credit analysis to determine the issuer's ability to fulfill its contracts; and

 .    subordinate sector weightings to individual bonds that may add above-market value.

Fixed income securities are investment grade if:

 .    They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 .    They have received a comparable short-term or other rating.

 .    They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

A Detailed Look at Fixed Income

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers and governments, including American Depositary Receipts (ADRs). The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

A Detailed Look at Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 .    Joined the investment adviser in 1989.
 .    Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1992.
 .    Analyst specializing in taxable municipal and government investments.
 .    MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.
 .    Analyst specializing in mortgage and asset backed securities.
 .    MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.
 .    Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1997.
 .    Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.
 .    Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.
 .    Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investments Advisors, from 1992 to 1998.
 .    Analyst specializing in asset backed securities and government securities.

  A Detailed Look at Fixed Income

  The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by_______________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

  FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
                                                                  For the year ended October 31,
-----------------------------------------------------------------------------------------------------
  For a Share Outstanding Throughout each                     2000        1999        1998
  Period:
-----------------------------------------------------------------------------------------------------
  Net Asset Value,
  Beginning of Period
-----------------------------------------------------------------------------------------------------
  Income From Investment Operations
-----------------------------------------------------------------------------------------------------
  Net Investment Income
-----------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses)
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations
-----------------------------------------------------------------------------------------------------
  Distributions to Shareholders from
-----------------------------------------------------------------------------------------------------
  Net Investment Income
-----------------------------------------------------------------------------------------------------
  Net Realized Gains
-----------------------------------------------------------------------------------------------------
  Total Distributions
-----------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period
-----------------------------------------------------------------------------------------------------
  Total Investment Return
-----------------------------------------------------------------------------------------------------
  Supplemental Data and Ratios:
-----------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000s omitted)
-----------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets: Net Investment
  Income
-----------------------------------------------------------------------------------------------------
  Expenses
-----------------------------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio Due to
  Absorption of Expenses by DeAM, Inc. /4/
-----------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate
-----------------------------------------------------------------------------------------------------

/1/ The inception of Investment Class shares of the Fund was February 11, 1998. /2/ Annualized.
/3/ Total return is not annualized.
/4/ DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Overview
of Short-Term Fixed Income

Goal: The Fund seeks a high level of income consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. We look for securities and sectors of the short-term fixed income marketplace that are undervalued relative to the market rather than rely on interest rate forecasting to select securities for investment.

Short-Term Fixed Income--Investment Class

Overview of Short-Term Fixed Income

Goal..........................................................   11
Core Strategy.................................................   11
Investment Policies and Strategies............................   11
Principal Risks of Investing in the Fund......................   12
Who Should Consider Investing in the Fund.....................   12
Total Returns, After Fees and Expenses........................   13
Annual Fund Operating Expenses................................   14

A Detailed Look at Short-Term Fixed Income

Objective.....................................................   15
Strategy......................................................   15
Principal Investments.........................................   15
Investment Process............................................   15

Other Investments.............................................   15
Risks.........................................................   16
Portfolio Managers............................................   17
Financial Highlights..........................................   18

Overview of Short-Term Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Short-Term Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods but are looking for less volatility in the value of your investment than Fixed Income may provide.

You should not consider investing in Short-Term Fixed Income if you are pursuing a long-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to short-term fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in Short-Term Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Short-Term Fixed Income

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on March 13, 1995. The table compares the average annual return of the Fund's Institutional Class shares with that of the Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Bill Index over the last one year and since its inception. The Fund has changed its benchmark from the Merrill Lynch 6-Month Treasury Bill Index to the Merrill Lynch 1-Year Treasury Bill Index. This index more closely reflects the dollar weighted average portfolio maturity of the Fund. The index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

The Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Bill Index are measures of the performance of the 6-month and 1-year U.S. Treasury Bills, respectively, assuming all cash flows are reinvested on a daily basis. Each Index is comprised of a single issue purchased at the beginning of the month and held for the full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue at each month-end rebalancing is the outstanding Treasury Bill that matures, closest to, but not beyond 6 months or 1-year, respectively, from the rebalancing date.

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

1996    5.48%
1997    6.77%
1998    6.54%
1999    4.47%
2000     ___%

Since inception, the Fund's highest return in any calendar quarter was ___% (______) and its lowest quarterly return was ___% (______). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                                           Since
                                         1                 Inception
                                         year              (3/13/95)/2/
Short-Term Fixed Income--
Institutional Class/1/                   ____%             _____%

Merrill Lynch 6-Month
Treasury Bill Index                      ____%             _____%

Merrill Lynch 1-Year
Treasury Bill Index                      ____%             _____%

/1/Institutional Class performance is presented because Investment Class shares have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request.

/2/The Merrill Lynch 6-Month Treasury Bill Index average and the Merrill Lynch 1-Year Treasury Bill Index average are each calculated from March 31, 1995.

Overview of Short-Term Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of Short-Term Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were ____% and ____%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES

                                         Percentage of Average
                                         Daily Net Assets

Management Fees                          0.40%

Distribution and
Service (12b-1) Fees                     None

Other Expenses                           0.90%/1/

Total Annual Fund
Operating Expenses                       1.30%/1/

Less: Fee Waivers or

   Expense Reimbursements                 (0.50%)/2/

  Net Expenses                             0.80%


 EXPENSE EXAMPLE/3/

     1 Year     3 Years          5 Years         10 Years

      $81         $361             $662           $1,517

A detailed look
at Short-Term Fixed Income

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity of the Fund is generally shorter than the stated maturity (usually about 1 year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its total assets in short-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund may invest up to 40% of its total assets in asset-backed securities.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .    assign a relative value, based on credit worthiness, cash flow and price, to each bond;

 .    determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 .    use credit analysis to determine the issue's ability to fulfill its contracts; and

 .    subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Fixed income securities are investment grade if:

 .    They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 .    They have received a comparable short-term or other rating.

 .    They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

A Detailed Look at Short-Term Fixed Income

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

A Detailed Look at Short-Term Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 .    Joined the investment adviser in 1989.
 .    Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1992.
 .    Analyst specializing in taxable municipal and government investments.
 .    MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.
 .    Analyst specializing in mortgage and asset backed securities.
 .    MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.
 .    Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1997.
 .    Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.
 .    Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.
 .    Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investments Advisors, from 1992 to 1998.
 .    Analyst specializing in asset backed securities and government securities.

A Detailed Look at Short-Term Fixed Income

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by ___________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                           For the year ended October 31,
--------------------------------------------------------------------------------
For a Share Outstanding       2000    1999    1998    1997     1996     1995/1/
Throughout each   Period:
--------------------------------------------------------------------------------
  Net Asset Value,
  Beginning of Period
--------------------------------------------------------------------------------
  Income From Investment
  Operations
--------------------------------------------------------------------------------
  Net Investment Income
--------------------------------------------------------------------------------
  Net Realized and
   Unrealized Gains
   (Losses) on Investment
--------------------------------------------------------------------------------
  Total from Investment
   Operations
--------------------------------------------------------------------------------
  Distributions to
  Shareholders from
--------------------------------------------------------------------------------
  Net Investment Income
--------------------------------------------------------------------------------
  Net Realized Gains
--------------------------------------------------------------------------------
  Total Distributions
--------------------------------------------------------------------------------
  Net Asset Value, End of
  Period
--------------------------------------------------------------------------------
  Total Investment Return
--------------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
--------------------------------------------------------------------------------
  Net Assets, End of
   Period (000s omitted)
--------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income
--------------------------------------------------------------------------------
  Expenses
--------------------------------------------------------------------------------
  Decrease Reflected in Above
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense Ratio Due to
Absorption of
Expenses by DeAM, Inc./4/
--------------------------------------------------------------------------------
Portfolio Turnover Rate
--------------------------------------------------------------------------------

/1/The Fund's inception was March 13, 1995.
/2/Annualized.
/3/Total return is not annualized.
/4/DeAM, Inc.--Deutsche Asset Management, Inc. the Fund's investment adviser.

Overview
of Municipal Bond

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which are exempt from federal income tax. We focus on individual security selection rather than relying on interest rate forecasting.

Municipal Bond--Investment Class

Overview of Municipal Bond

Goal............................................. 19
Core Strategy.................................... 19
Investment Policies and Strategies............... 19
Principal Risks of Investing in the Fund......... 20
Who Should Consider Investing in the Fund........ 20
Total Returns, After Fees and Expenses........... 21
Annual Fund Operating Expenses................... 22

A Detailed Look at Municipal Bond

Objective........................................ 23
Strategy......................................... 23
Principal Investments............................ 23
Investment Process............................... 23
Other Investments................................ 23
Risks............................................ 24
Portfolio Managers............................... 25
Financial Highlights............................. 26

Overview of Municipal Bond

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

 .    a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 .    unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Municipal Bond if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in Municipal Bond if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities.

An investment in Municipal Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Municipal Bond

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on July 30, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers 5 Year G.O. Index over the last one year and since inception of the Investment Class shares. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

The Lehman Brothers 5-Year G.O. Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

YEAR-BY-YEAR RETURNS

Investment Class
(each full calendar year since inception)

1998     5.28%
1999    -1.56%
2000     ____%

Since inception, the Fund's highest return in any calendar quarter was ___% (_____) and its lowest quarterly return was (___%) (______). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                                  Since
                                                  Inception

                                1 year            (7/30/97)/1/
Municipal Bond--
Investment Class                (%)                    %

Lehman 5 Year G.O. Index         %                     %

/1/The Lehman 5 Year G.O. Index average is calculated from July 31, 1997.

Overview of Municipal Bond

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Investment Class shares of Municipal Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES

                                          Percentage of average
                                          daily net assets

Management Fees                           0.40%

Distribution and

Service (12b-1) Fees                      None

Other Expenses                            0.42%

Total Annual Fund

Operating Expenses                        0.82%
----------------------------------------------
Less: Fee Waivers or
Expense Reimbursements                   (0.02%)/1/

Net Expenses                              0.80%

EXPENSE EXAMPLE/2/

     1 Year              3 Years               5 Years             10 Years

      $82                  $260                  $453               $1,011

A detailed look
at Municipal Bond

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing this fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds.

CALLOUT: Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 .    They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 .    They have received a comparable short-term or other rating.

 .    They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories) and may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category.

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .  assign a relative value, based on creditworthiness, cash flow and price, to each bond;
 .  use credit analysis to determine the issuer's ability to fulfill its contracts;
 .  compare each bond with a U.S. Treasury instrument to develop a theoretical intrinsic value;
 .  look to exploit any inefficiencies between intrinsic value and market trading price; and
 . subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S. money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Portfolio Turnover: The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.

A Detailed Look at Municipal Bond

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

A Detailed Look at Municipal Bond

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1999. Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

 .    Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.

 .    Prior to that, Special Assistant for Economic Development to Governor Tom
     Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 .    Analyst specializing in tax exempt municipals.

 .    MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Fixed income research analyst.

A Detailed Look at Municipal Bond

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by_____________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


 FINANCIAL HIGHLIGHTS

                                                                   For the year ended October 31,
-------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout each Period:      2000             1999           1998            1997
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period
-------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains
  (Losses) on Investment
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income
-------------------------------------------------------------------------------------------------------------------------
Net Realized Gains
-------------------------------------------------------------------------------------------------------------------------
Total Distributions
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period
-------------------------------------------------------------------------------------------------------------------------
Total Investment Return
-------------------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (000s omitted)
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets: Net Investment Income
-------------------------------------------------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------------------------------------------------
Decrease Reflected in Above Expense Ratio Due to
Absorption of
Expenses by DeAM, Inc./4/
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate
-------------------------------------------------------------------------------------------------------------------------

/1/The inception of Investment Class shares of the Fund was July 30, 1997. /2/Annualized.
/3/Total return is not annualized.
/4/DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Overview
of Short-Term Municipal Bond

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.

Short-Term Municipal Bond--Investment Class

Overview of Short-Term Municipal Bond

Goal.........................................  27
Core Strategy................................  27
Investment Policies and Strategies...........  27
Principal Risks of Investing in the Fund.....  28
Who Should Consider Investing in the Fund....  28
Total Returns, After Fees and Expenses.......  29
Annual Fund Operating Expenses...............  30

A Detailed Look at Short-Term Municipal Bond

Objective....................................  31
Strategy.....................................  31
Principal Investments........................  31
Investment Process...........................   1
Other Investments............................  31
Risks........................................  32
Portfolio Managers...........................  33
Financial Highlights.........................  34

Overview of Short-Term Municipal Bond

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 .    a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 .    unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Short-Term Municipal Bond if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in Municipal Bond. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in Short-Term Municipal Bond if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities.

An investment in Short-Term Municipal Bond is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Short-Term Municipal Bond

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since it began selling Investment Class shares to the public on December 3, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the IBC Financial All Tax-Free Average Index over the last one year and since inception of Investment Class shares of the Fund. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs which are reflected in the Fund's results.

The IBC Financial All Tax-Free Average Index is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

YEAR-BY-YEAR RETURNS
Investment Class
(each full calendar year since inception)

1998     4.75%
1999     0.93%
2000     ____%

Since inception, the Fund's highest return in any calendar quarter was 4.13% (third quarter 1998) and its lowest quarterly return was (0.74%) (second quarter
1999). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                                          Since
                                        1                 Inception
                                        Year              (12/3/97)/1/

  Short-Term Municipal
  Bond--Investment Class                ____%             ____%

  IBC Financial All Tax-Free
  Average                               ____%             ____%


/1/ IBC Financial All Tax-Free Average is calculated from November 30, 1997.

Overview of Short-Term Municipal Bond

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Investment Class shares of Short-Term Municipal Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES

                                            Percentage of average
                                            daily net assets
  Management Fees                           0.40%

  Distribution and
   Service (12b-1) Fees                     None

  Other Expenses                            0.60%

  Total Annual Fund
   Operating Expenses                       1.00%

  Less: Fee Waivers or
   Expense Reimbursements                   (0.20%)/1/

  Net Expenses                              0.80%

 EXPENSE EXAMPLE/2/

     1 Year            3 Years                5 Years                  10 Years

      $82               $298                   $532                     $1,204

A detailed look at Short-Term Municipal Bond

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in short-term investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax.

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 .    They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 .    They have received a comparable short-term or other rating.

 .    They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories) and may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category.

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .    assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 .    use credit analysis to determine the issuer's ability to fulfill its contracts;

 .    compare each bond with a U.S. Treasury instrument to develop a theoretical intrinsic value;

 .    look to exploit any inefficiencies between intrinsic value and market trading price; and

 .    subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.

A Detailed Look at Short-Term Municipal Bond

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

A Detailed Look at Short-Term Municipal Bond

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1999. Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

 .    Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.

 .    Prior to that, Special Assistant for Economic Development to Governor Tom
     Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 .    Analyst specializing in tax exempt municipals.

 .    MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Fixed income research analyst.

A Detailed Look at Short-Term Municipal Bond

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by_______________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                  For the year ended October 31,
--------------------------------------------------------------------------------
For a Share Outstanding Throughout each Period:     2000      1999      1998
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------------------
Net Investment Income
--------------------------------------------------------------------------------
Net Realized and Unrealized Gains
  (Losses) on Investment
--------------------------------------------------------------------------------
Total from Investment Operations
--------------------------------------------------------------------------------
Distributions to Shareholders from
--------------------------------------------------------------------------------
Net Investment Income
--------------------------------------------------------------------------------
Net Realized Gains
--------------------------------------------------------------------------------
Total Distributions
--------------------------------------------------------------------------------
Net Asset Value, End of Period
--------------------------------------------------------------------------------
Total Investment Return
--------------------------------------------------------------------------------
Supplemental Data and Ratios:
--------------------------------------------------------------------------------
Net Assets, End of
 Period (000s omitted)
--------------------------------------------------------------------------------
Ratios to Average Net Assets: Net Investment
Income
--------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------
Decrease Reflected in Above Expense Ratio Due to
Absorption of Expenses by DeAM, Inc./4/
--------------------------------------------------------------------------------
Portfolio Turnover Rate
--------------------------------------------------------------------------------


/1/ Inception of Investment Class shares of the Fund was December 3, 1997.
/2/ Annualized.
/3/ Total return is not annualized.
/4/ DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Overview of High Yield Bond

High Yield Bond -- Investment Class

Goal............................................................ 35
Core Strategy................................................... 35
Investment Policies and Strategies.............................. 35
Principal Risks of Investing in the Fund........................ 36
Who Should Consider Investing in the Fund....................... 36
Total Returns, After Expenses................................... 37
Annual Fund Operating Expenses.................................. 38


A Detailed Look at High Yield Bond

Objective....................................................... 39
Strategy........................................................ 39
Principal Investments........................................... 39
Investment Process.............................................. 39
Other Investments............................................... 40
Risks........................................................... 40
Portfolio Manager............................................... 41
Financial Highlights............................................ 42

Overview of High Yield Bond

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.

Core Strategy: The Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a "top-down" approach by considering macro trends in the economy and a "bottom-up" approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

 .    the lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

 .    securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

CALLOUT: Effective maturity is the average life of a security. Many bonds have long maturity dates, but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

 .    the market for below investment grade bonds may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade bonds are sold and the Fund's ability to dispose of these securities.

 .    deteriorating market conditions in a particular class of bonds or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

 .    adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than U.S. securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

 .    the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.


WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in High Yield Bond if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in High Yield Bond if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments. The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in High Yield Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS AFTER EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Investment Class shares with that of the CS First Boston High Yield Index over the last year and since its inception on September 15, 1998. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The CS First Boston High Yield Index is an unmanaged portfolio, priced using bid prices from traders, constructed to mirror the global high yield debt market.

 YEAR-BY-YEAR RETURNS

Investment Class/1/
(each full calendar year since inception)

1999
2000

For the period covered in the bar chart, the Fund's highest return was _____% (____ quarter ____) and its lowest quarterly return was _____% (_____quarter ____). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                             1 Year      Since Inception
                                                         (September 15, 1998)/1/

High Yield Bond - Investment Class
CS First Boston High Yield Index

/1/ The CS First Boston High Yield Index average is calculated from March 18, 1998.

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of High Yield Bond. The Other Expenses included in the Annual Fees and Expenses Table are estimated.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

FEES AND EXPENSES

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases                         None
Maximum Sales Charge on Reinvested Dividends                      None
Maximum Short-Term Redemption Fee (as a percentage of amount      2.00%/1/
redeemed, as applicable)

Annual Fund Operating Expenses
(fees paid from Fund Assets)
                                                         Percentage of Average
                                                         Daily Net Assets

Management Fees                                       0.50%
Distribution and Service (12b-1) Fees                 None
Other Expenses                                        0.50%
Total Annual Fund Operating Expenses                  1.00%
Less Fee Waivers or Expense Reimbursements            (0.10)%/2/
Net Expenses                                          0.90%

EXPENSE EXAMPLE/3/

1 Year       3 Years
$92             $308

/1/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.

/2/ The investment adviser and administrator have contractually agreed, for the 16 month period beginning October 31, 2000, to waive their fees or reimburse expenses so that total expenses of the class will not exceed 0.50%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

A detailed look at High Yield Bond

OBJECTIVE

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use both a "top-down" and a "bottom-up" approach to select investments. We use a "top-down" approach by considering macro trends in the economy and a "bottom-up" approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and durations. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds (junk bonds).

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

CALLOUT: Maturity measures the time remaining until an issuer must repay a bond's principal in full.

CALLOUT: Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

PRINCIPAL INVESTMENTS

The Fund invests primarily in U.S. dollar denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar- denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

INVESTMENT PROCESS

The investment process involves using both a "top-down" approach, first focusing on sector allocations and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

 .    analyze economic conditions for improving or undervalued sectors and industries;

 .    use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

 .    assess new issues versus secondary market opportunities; and

 .    seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

CALL OUT: Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment adviser. These securities may be in default and are considered speculative.

OTHER INVESTMENTS

The Fund may invest up to 25% of its total assets in non-U.S. dollar denominated, below investment grade securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as "derivatives." In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment adviser believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S. money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

CALLOUT: Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

CALLOUT: A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

RISKS

Below we have set forth the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

Pricing Risk. The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment adviser's research and credit analysis are an especially important part of managing securities of this type.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

CALL OUT: Currency Management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

Derivative Risks. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 .    to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

 .    as a substitute for purchasing or selling securities or foreign currencies;

 .    to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

 .    in non-hedging situations, to attempt to profit from anticipated market developments.

Risks associated with derivatives include:

 .    that the derivative is not well correlated with the security for which it is acting as a substitute;

 .    that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 .    that the Fund cannot sell the derivative because of an illiquid secondary market.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of DeAM, Inc.

 .    Joined the investment adviser in March 1998.

 .    Investment Analyst, Phoenix Investment Partners, from 1997 to 1998 and
     Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past three fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by _______________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
                                For the Period Ended          For the Period Ended          For the Period Ended
                                October 31, 2000              October 31, 1999              October 31, 1998
-------------------------------------------------------------------------------------------------------------------
For a Share Outstanding
Throughout each Period: Net
Asset Value, Beginning of
Period
-------------------------------------------------------------------------------------------------------------------
Net Investment Income
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
Gain (Losses)
-------------------------------------------------------------------------------------------------------------------
Total From Investment
Operations
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
from Net Investment Income
-------------------------------------------------------------------------------------------------------------------
Net Realized Gains
-------------------------------------------------------------------------------------------------------------------
Total Distributions
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
Period
-------------------------------------------------------------------------------------------------------------------
Total Investment Return
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net Assets, End of Period
(000s omitted)
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------------------------------------------
Net Investment Income
-------------------------------------------------------------------------------------------------------------------
Decrease Reflected in
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Above Expense Ratio Due
to Absorption of Expenses
by DeAM, Inc./5/
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate
-------------------------------------------------------------------------------------------------------------------

 /1/Unaudited.
 /2/The Fund's inception was September 15, 1998.
 /3/Total return is not annualized.
 /4/Annualized.
 /5/DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Information
concerning all Funds

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DeAM, Inc.) with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for each Fund. The investment adviser makes the Fund's investment decisions. The Fund's investment adviser buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Funds paid the following fees to DeAM, Inc. for investment advisory services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the year.

                                            Percentage of
                                            Average Daily
         Fund                               Net Assets

Fixed Income Fund                           0.40%

Short-Term Fixed Income Fund                0.40%

Municipal Bond Fund                         0.40%

Short-Term Municipal Bond Fund              0.40%

High Yield Bond Fund                        0.50%


DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of ________, managed approximately $____ billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc.provides administrative services for the Funds. In addition, either DeAM, Inc. or your broker or financial advisor performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .    keeping accurate, up-to-date records for your individual Fund account;
 .    implementing any changes you wish to make in your account information;
 .    processing your requests for cash dividends and distributions from the
     Fund;
 .    answering your questions on the Fund's investment performance or administration;
 .    sending proxy reports and updated prospectus information to you; and
 .    collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc. Service Agents may charge additional fees to investors for those services not otherwise included in the broker's or financial advisor's servicing agreement, such as cash management or special trust or retirement investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

CALLOUT: The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Information Concerning all Funds

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

High Yield Bond may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase.

PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

The Funds' policy is to distribute to shareholders all of its net investment income and net capital gains in the form of income and capital gain dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains dividends will be paid at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by a Fund, except for "exempt-interest dividends" from Municipal Bond and Short-Term Municipal Bond. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character.

  TRANSACTION                       TAX STATUS

  Income dividends                  Ordinary income
  (except exempt-
  interest dividends)

  Short-term                        Ordinary income
  capital gains distributions

  Long-term capital gains           Long-term capital gains
  distributions

Municipal Bond and Short-Term Municipal Bond intend to distribute the tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

  TRANSACTION                       TAX STATUS

  Your sale of shares               Generally, long-
  owned more                        term capital gains
  than one year                     or losses

  Your sale of shares               Generally, short-
  owned for one year or             term capital gains
  less                              or losses; losses subject to
                                    special rules.


The tax considerations for tax deferred accounts or non-taxable entities are different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Information Concerning all Funds


Minimum Account Investments

A standard account                                  $2,500
A retirement account                                $  500
An automatic investment plan account                $1,000


The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Short-Term Redemption Fee

High Yield Bond may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate High Yield Bond for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines, and other redemption related costs). The fee will also discourage short-term investments in the High Yield Bond which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the High Yield Bond. The short-term redemption fee does not apply to:
 .    shares purchased before December 1, 2000;
 .    exchanges into another class of shares of High Yield Bond;
 .    shares acquired through reinvestment of dividends and other distributions;

 .    shares of High Yield Bond in an account which is closed by us because it fails to meet minimum balance requirements; and
 .    shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, High Yield Bond reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. High Yield Bond will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

High Yield Bond will use the "first-in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is affected.

Important Information about Buying and Selling Shares

 .    You may buy and sell shares of a fund through authorized service agents.
     Once you place your order with a service agent, it is considered received by the fund. It is then your service agent's responsibility to transmit the order to the fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 .    You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 .    After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 .    The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 .    We process all sales orders free of charge.

 .    You can exchange all or part of your shares for shares in another Deutsche
     Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 .    The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 .    You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 .    If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 .    You will receive a written confirmation of each transaction from your service agent.

 .    We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 .    If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 .    We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 .    We do not issue share certificates.

 .    Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 .    We reserve the right to reject purchases of fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the fund's share price.

 .    We reserve the right to reject purchases of fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.

                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Fixed Income--Investment Class

Short-Term Fixed Income

Municipal Bond

Short-Term Municipal Bond

High Yield Bond

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101
                                                           CUSIP #61735K760
                                                                  61735K588
                                                                  61735K737
                                                                  61735K729
                                                                  61735K596

                                                            INVFIPRO (2/01)
                                                                  811-08006

                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2001



                                                                   Premier Class

High Yield Bond

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


A Member of the Deutsche Bank Group

High Yield Bond--Premier Class

Overview of High Yield Bond


Goal.........................................
Core Strategy...................................
Investment Policies and Strategies..................
Principal Risks of Investing in the Fund..............
Who Should Consider Investing in the Fund.............
Total Returns, After Expenses..........
Annual Fund Operating Expenses........................


A Detailed Look at High Yield Bond

Objective.....................................
Strategy.....................................
Principal Investments...............................
Investment Process.................................
Other Investments.................................
Risks........................................
Management of the Fund.............................
Calculating the Fund's Share Price....................
Performance Information............................
Dividends and Distributions........................
Tax Considerations..............................
Buying and Selling Fund Shares........................
Financial Highlights............................

Overview of High Yield Bond

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.

Core Strategy: The Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a "top-down" approach by considering macro trends in the economy and a "bottom-up" approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

 .    the lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

 .    securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

 .    the market for below investment grade bonds may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade bonds are sold and the Fund's ability to dispose of these securities.

 .    deteriorating market conditions in a particular class of bonds or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

CALLOUT: Effective maturity is the average life of a security. Many bonds have long maturity dates, but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

 .    adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than U.S. securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

 .    the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.


WHO SHOULD CONSIDER INVESTING IN THE FUND

High Yield Bond--Premier Class requires a minimum investment of $5 million. You may only invest in the Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. You should consider investing in High Yield Bond if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in High Yield Bond if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments. The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests only in investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in High Yield Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS AFTER EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund. Because Premier Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on March 16, 1998. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund's inception. The table compares the average annual return of the Fund's Institutional Class shares with that of the CS First Boston High Yield Index over the last year and since its inception. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The CS First Boston High Yield Index is an unmanaged portfolio, priced using bid and asked prices from traders, constructed to mirror the global high yield debt market.

 YEAR-BY-YEAR RETURNS

Institutional Class/1/
(each full calendar year since inception)

1999     15.72%
2000

For the period covered in the bar chart, the Fund's highest return for Institutional Class shares in any calendar quarter was ___% (___ quarter ____ ) and its lowest quarterly return was ____% (__quarter __ ). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                             1 Year       Since Inception
                                                          (March 16, 1998)/2/

High Yield Bond - Institutional Class/1/
CS First Boston High Yield Index

/1/ Institutional Class performance is presented because Premier Class shares have no performance history. Premier Class shares will have substantially similar performance because the shares are invested in the same portfolio of securities. The annual returns will differ only to the extent that Premier Class expenses are lower than Institutional Class expenses. Institutional Class shares are offered under a separate prospectus, which is available upon request.

/2/ The CS First Boston High Yield Index average is calculated from March 18, 1998.

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Premier Class shares of High Yield Bond. The Other Expenses included in the Annual Fees and Expenses Table are estimated.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/ The investment adviser and administrator have contractually agreed, for the 16 month period beginning October 31, 2000, to waive their fees or reimburse expenses so that total expenses of the class will not exceed 0.50%.
/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES

                                                        Percentage of Average
                                                          Daily Net Assets

Management Fees                                                  0.50%

Distribution and

Service (12b-1) Fees                                             None

Other Expenses                                                   0.21%

Total Annual Fund

Operating Expenses                                               0.71%

Less: Fee Waivers or Expense Reimbursements                     (0.21%)/1/

Net Expenses                                                     0.50%

EXPENSE EXAMPLE/2/

  1 Year          3 Years
   $51            $206

A detailed look at High Yield Bond

OBJECTIVE

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use both a "top-down" and a "bottom-up" approach to select investments. We use a "top-down" approach by considering macro trends in the economy and a "bottom-up" approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds (junk bonds).

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

CALLOUT: Maturity measures the time remaining until an issuer must repay a bond's principal in full.

CALLOUT: Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

PRINCIPAL INVESTMENTS

The Fund invests primarily in U.S. dollar denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar- denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

INVESTMENT PROCESS

The investment process involves using both a "top-down" approach, first focusing on sector allocations and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

 .    analyze economic conditions for improving or undervalued sectors and industries;

 .    use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

 .    assess new issues versus secondary market opportunities; and

 .    seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

CALLOUT: Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment adviser. These securities may be in default and are considered speculative.

OTHER INVESTMENTS

The Fund may invest up to 25% of its total assets in non-U.S. dollar denominated, below investment grade securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as "derivatives." In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment adviser believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S. money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

CALLOUT: Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

CALLOUT: A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

RISKS

Below we have set forth the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

Pricing Risk. The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment adviser's research and credit analysis are an especially important part of managing securities of this type.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Investing. The risks of investing in foreign securities are generally higher than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

CALL OUT: Currency Management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

Derivative Risks. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 .    to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;

 .    as a substitute for purchasing or selling securities or foreign currencies;

 .    to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or

 .    in non-hedging situations, to attempt to profit from anticipated market developments.

Risks associated with derivatives include:

 .    that the derivative is not well correlated with the security for which it is acting as a substitute;

 .    that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 .    that the Fund cannot sell the derivative because of an illiquid secondary market.


MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DeAM, Inc.) with headquarters at 885 Third Avenue, New York, New York, acts as the investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser will receive 0.50% of the Fund's average daily net assets for its services in the fiscal year. The investment adviser may reimburse a portion of its fee during the period.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of ___________, managed approximately $_______ billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of DeAM, Inc.

 .    Joined the investment adviser in March 1998.

 .    Investment Analyst, Phoenix Investment Partners, from 1997 to 1998 and
     Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .    keeping accurate, up-to-date records for your individual Fund account;

 .    implementing any changes you wish to make in your account information;

 .    processing your requests for cash dividends and distributions from the
     Fund;

 .    answering your questions on the Fund's investment performance or administration;

 .    sending proxy reports and updated prospectus information to you; and

 .    collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc. Service agents may charge additional fees to investors for those services not otherwise included in the service agent's servicing agreement, such as cash management or special trust or retirement investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns on days when you cannot buy or sell Fund shares may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund.

The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders all of its net investment income and net capital gains in the form of income and capital gain dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains dividends, if any, will be paid at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:

  TRANSACTION                            TAX STATUS

  Income dividends (except               Ordinary income
  exempt-interest dividends)

  Short-term capital gains
  distributions                          Ordinary income

  Long-term capital gains                Long-term
  distributions                          capital gains

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

TRANSACTION                              TAX STATUS

Your sale of                             Generally, long-term capital
shares owned                             gains or losses
more than
one year

Your sale of                             Generally, short-term capital
shares owned                             gains or losses; losses
for one year or                          subject to special rules
less

The tax considerations for tax deferred accounts or non-taxable entities are different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You may only invest in the Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data.

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By Phone                        1-800-730-1313

By Mail                         Deutsche Asset Management
                                Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121

By Overnight Mail               Deutsche Asset Management
                                Service Center
                                210 West 10th Street, 8th floor
                                Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m. Eastern time each day the New York Stock Exchange is open for business.

Minimum Account Investments

To open an account              $5 million
To add to an account            $1 million
Minimum account balance         $1 million


Shares of the Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By Mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Fund you have selected to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management."

By Wire           Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management fund you have selected, to the Service Center. The addresses are shown in this section under "Contacting the Mutual Fund

Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management/ Mutual Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in the fund.

Selling: To sell by mail, send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:    021001033
Attn:          Deutsche Asset Management/Mutual Funds
DDA No:        00226296
FBO:           (Account name)
               (Account number)
Credit:        High Yield Bond--Premier Class 1730

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 .    You may buy and sell shares of the Fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 .    You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 .    After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 .    We accept payment for shares only in U.S. dollars by check, bank or Federal
     Funds wire transfer, or by electronic bank transfer. We do not accept starter checks or third-party checks.

 .    The payment of redemption proceeds (including exchanges) for shares of the
     Fund recently purchased by check may be delayed for up to 15 calendar days from date of purchase while we wait for your check to clear.

 .    We process all sales orders free of charge.

 .    Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but no later than seven days.

 .    We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 .    If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 .    We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 .    We do not issue share certificates.

 .    Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 .    During periods of heavy market activity, you may have trouble reaching the
     Service Center by telephone. If this occurs, you should make your request by mail.

 .    We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short term or to profit from day to day fluctuations in the Fund's share price.

 .    We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 .    Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

 .    Exchange Privilege: You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following conditions:

 .    The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 .    You may make the exchange by phone if your account has the exchange by phone feature or by letter or wire.

 .    If you are maintaining a taxable account, you may have to pay taxes on the exchange.

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past three fiscal periods. Institutional Class performance is presented because Premier Class shares are a newly offered class of shares with no performance history. Premier Class shares will have different performance. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. The information for the periods ending October 31, 2000, October 31, 1999 and October 31, 1998 has been audited by _________________, whose report, along with the Fund's financial statements, is included in the

Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
                                   For the Period Ended          For the Period Ended          For the Period Ended
                                   October 31, 2000              October 31, 1999              October 31, 1998
-------------------------------------------------------------------------------------------------------------------
For a Share Outstanding
Throughout each Period: Net
Asset Value, Beginning of
Period
-------------------------------------------------------------------------------------------------------------------
Net Investment Income
-------------------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Losses)
-------------------------------------------------------------------------------------------------------------------
Total From Investment
Operations
-------------------------------------------------------------------------------------------------------------------
Distributions to
Shareholders from Net
Investment Income
-------------------------------------------------------------------------------------------------------------------
Net Realized Gains
-------------------------------------------------------------------------------------------------------------------
Total Distributions
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End
of Period
-------------------------------------------------------------------------------------------------------------------
Total Investment
Return
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data: Net Assets, End
of Period (000s
omitted)
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net
Assets:
-------------------------------------------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------------------------------------------
Net Investment
Income
-------------------------------------------------------------------------------------------------------------------
Decrease Reflected in
Above Expense Ratio
Due to Absorption of
Expenses by DeAM,
Inc./5/
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate
-------------------------------------------------------------------------------------------------------------------

/1/Unaudited.
/2/The Fund's inception was March 16, 1998.
/3/Total return is not annualized.
/4/Annualized.
/5/DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

                      This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              Deutsche Asset Management
                              Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

High Yield Bond--Premier Class
Morgan Grenfell Investment Trust
Distributed by:
ICC Distributors, Inc.                                      CUSIP #61735K547
                                                            1773PRO (02/01)
                                                            811-8006

Deutsche Asset Management

                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2001

                                                             Institutional Class

Fixed Income

Short-Term Fixed Income

Municipal Bond

Short-Term Municipal Bond

High Yield Bond

Each formerly a Morgan Grenfell Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                                              A Member of the
                                                          Deutsche Bank Group

Table of Contents

Fixed Income.........................................................  3
Short-Term Fixed Income.............................................. 11
Municipal Bond....................................................... 19
Short-Term Municipal Bond............................................ 27
High Yield Bond...................................................... 35
Information Concerning All of the Funds.............................. 43
Management of the Funds.............................................. 43
Calculating a Fund's Share Price..................................... 43
Dividends and Distributions.......................................... 44
Tax Considerations................................................... 44
Buying and Selling Fund Shares....................................... 44

Overview
of Fixed Income

Goal: The Fund seeks a high level of income consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade fixed income securities.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including U.S. government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than relying on interest rate forecasts.

Fixed Income--Institutional Class

Overview of Fixed Income

Goal...............................................................  3
Core Strategy......................................................  3
Investment Policies and Strategies.................................  3
Principal Risks of Investing in the Fund...........................  4
Who Should Consider Investing in the Fund..........................  4
Total Returns, After Fees and Expenses.............................  5
Annual Fund Operating Expenses.....................................  6

A Detailed Look at Fixed Income

Objective..........................................................  7
Strategy...........................................................  7
Principal Investments..............................................  7
Investment Process.................................................  7
Other Investments..................................................  8
Risks..............................................................  8
Portfolio Managers.................................................  9
Financial Highlights............................................... 10

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Fixed Income if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on September 18, 1992 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

The Lehman Brothers Aggregate Bond Index represents U.S. domestic taxable investment grade bonds which include securities from the following sectors: U.S. Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1993     13.67%
1994    - 1.93%
1995     18.17%
1996      4.49%
1997      9.46%
1998      7.91%
1999    - 0.55%
2000     ______%

Since inception, the Fund's highest return in any calendar quarter was _% (_____) and its lowest quarterly return was % (______). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                                             Since
                                                             Inception
                                 1 Year           5 Years    (9/18/92)/1/

Fixed Income--
Institutional
Class                             %                 %           %

Lehman Brothers
Aggregate Bond
Index                             %                 %           %

/1/The Lehman Brothers Aggregate Bond Index average is calculated from September 30, 1992.

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES

                                                Percentage of average
                                                daily net assets

Management Fees                                 0.40%

Distribution and
Service (12b-1) Fees                            None

Other Expenses                                  0.15%

Total Annual Fund
Operating Expenses                              0.55%

Less: Fee Waivers or
Expense Reimbursements                          0.00%/1/

Net Expenses                                    0.55%


EXPENSE EXAMPLE/2/

   1 Year                3 Years              5 Years          10 Years
    $56                   $176                 $307              $689

A detailed look at Fixed Income

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate-term U.S. treasury, corporate, mortgage-backed and asset-backed, taxable, municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .    assign a relative value, based on credit worthiness, cash flow and price, to each bond;

 .    determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 .    use credit analysis to determine the issuer's ability to fulfill its contracts; and

 .    subordinate sector weightings to individual bonds that may add above-market value.

Fixed income securities are investment grade if:

 .    They are rated in one of the top four, long-term rating categories of a nationally recognized statistical rating organization.

 .    They have received a comparable short-term or other rating.

 .    They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers and governments, including American Depositary Receipts (ADRs). The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1992.

 .    Analyst specializing in taxable municipal and government investments.

 .    MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.

 .    Analyst specializing in mortgage and asset backed securities.

 .    MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.

 .    Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1997.

 .    Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 .    Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.

 .    Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investments Advisors, from 1992 to 1998.

 .    Analyst specializing in asset backed securities and government securities.

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by ________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------
                                              For the year ended October 31,
----------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding            2000               1999              1998               1997         1996         1995
Throughout each Period:
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,                                 $    10.88        $    10.76        $    10.51      $  10.62      $   9.93
Beginning of Period
----------------------------------------------------------------------------------------------------------------------------
Income From Investment
Operations
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                  0.64              0.65              0.68          0.68          0.70
----------------------------------------------------------------------------------------------------------------------------
Net Realized and                                      (0.54)             0.20              0.25         (0.04)         0.69
  Unrealized Gains
  (Losses) on Investment
----------------------------------------------------------------------------------------------------------------------------
Total from Investment                                  0.10              0.85              0.93          0.64          1.39
  Operations
----------------------------------------------------------------------------------------------------------------------------
Distributions to
Shareholders from
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                 (0.64)            (0.65)            (0.68)        (0.68)        (0.70)
----------------------------------------------------------------------------------------------------------------------------
Net Realized Gains                                    (0.17)            (0.08)                          (0.07)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.81)            (0.73)            (0.68)        (0.75)        (0.70)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $    10.17        $    10.88        $    10.76      $  10.51      $  10.62
----------------------------------------------------------------------------------------------------------------------------
Total Investment Return                                0.86%             8.25%             9.22%         6.27%        14.53%
----------------------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of                               $1,258,869        $1,263,215        $1,103,121      $758,003      $494,221
 Period (000s omitted)
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets: Net                      6.08%             6.01%             6.50%         6.52%         6.81%
Investment Income
----------------------------------------------------------------------------------------------------------------------------
Expenses                                               0.55%             0.56%             0.60%         0.61%         0.63%
----------------------------------------------------------------------------------------------------------------------------
Decrease Reflected in Above Expense                                      0.01%             0.05%         0.06%         0.09%
Ratio Due to Absorption of
Expenses by DeAM, Inc./1/
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 157%              122%              178%          176%          182%
----------------------------------------------------------------------------------------------------------------------------

/1/DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Overview
of Short-Term Fixed Income

Goal: The Fund seeks a high level of income consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. We look for securities and sectors of the short-term fixed income marketplace that are undervalued relative to the market rather than rely on interest rate forecasting to select securities for investment.

Short-Term Fixed Income--Institutional Class

Overview of Short-Term Fixed Income

Goal................................................  11
Core Strategy.......................................  11
Investment Policies and Strategies..................  11
Principal Risks of Investing in the Fund............  12
Who Should Consider Investing in the Fund...........  12
Total Returns, After Fees and Expenses..............  13
Annual Fund Operating Expenses......................  14

A Detailed Look at Short-Term Fixed Income

Objective...........................................  15
Strategy............................................  15
Principal Investments...............................  15
Investment Process..................................  15
Other Investments...................................  16
Risks...............................................  16
Portfolio Managers..................................  17
Financial Highlights................................  18

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest; and

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Short-Term Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in Short-Term Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods but are looking for less volatility in the value of your investment than Fixed Income may provide.

You should not consider investing in Short-Term Fixed Income if you are pursuing a long-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to short-term fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in Short-Term Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 13, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Bill Index over the last one year and since its inception. The Fund has changed its benchmark from the Merrill Lynch 6-Month Treasury Bill Index to the Merrill Lynch 1-Year Treasury Bill Index. This index more closely reflects the dollar weighted average portfolio maturity of the Fund. The index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities-- costs which are reflected in the Fund's results.

The Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Bill Index are each measures of the performance of the 6-month and 1-year Treasury Bills, respectively, assuming all cash flows are reinvested on a daily basis. Each Index is comprised of a single issue purchased at the beginning of the month and held for the full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue at each month-end rebalancing is the outstanding Treasury Bill that matures, closest to, but not beyond 6 months and 1-year, respectively, from the rebalancing date.

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1996     5.48%
1997     6.77%
1998     6.54%
1999     4.47%
2000     ____%

Since inception, the Fund's highest return in any calendar quarter was ____% (______) and its lowest quarterly return was ___% (______). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000
                                                           Since
                                                           Inception
                                           1 Year         (3/13/95)/1/
  Short-Term Fixed Income--
  Institutional Class                       ____%             ____%
  Merrill Lynch 6-Month
  Treasury Bill Index                       ____%             ____%

  Merrill Lynch 1-Year
  Treasury Bill Index                       ____%             ____%

/1/ The Merrill Lynch 6-Month Treasury Bill Index average and the Merrill Lynch
    1-Year Treasury Bill Index average are each calculated from March 31, 1995.

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Institutional Class shares of Short-Term Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/ Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were ____% and ____%, respectively, of the average daily net assets of the Institutional Class shares.

/2/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES

                                                     Percentage of Average
                                                     Daily Net Assets

  Management Fees                                    0.40%

  Distribution and

  Service (12b-1) Fees                               None

  Other Expenses                                     0.65%/1/

  Total Annual Fund

  Operating Expenses                                 1.05%/1/

  Less: Fee Waivers or

  Expense Reimbursements                            (0.50%)/2/

  Net Expenses                                       0.55%

 EXPENSE EXAMPLE/3/

   1 Year           3 Years             5 Years             10 Years

    $56              $283                $528                $1,232

A detailed look
at Short-Term Fixed Income

OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity of the Fund is generally shorter than the stated maturity (usually about 1 year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its total assets in short-term U.S. Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund may invest up to 40% of its total assets in asset-backed securities.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .    assign a relative value, based on credit worthiness, cash flow and price, to each bond;

 .    determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 .    use credit analysis to determine the issue's ability to fulfill its contracts; and

 .    subordinate sector weightings to individual bonds that may add above-market value.


Fixed income securities are investment grade if:

 .    They are rated in one of the top four, long-term rating categories of a nationally recognized statistical rating organization.

 .    They have received a comparable short-term or other rating.

 .    They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to ounterparties of OTC derivative contracts.

OTHER INVESTMENTS

The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

Below we have set forth some of the prominent risks associated with investing in fixed income securities, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1992.

 .    Analyst specializing in taxable municipal and government investments.

 .    MBA, Drexel University.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.

 .    Analyst specializing in mortgage and asset backed securities.

 .    MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.

 .    Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1997.

 .    Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

 .    Analyst specializing in asset backed securities and government investments.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.

 .    Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investments Advisors, from 1992 to 1998.

 .    Analyst specializing in asset backed securities and government securities.

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by _______________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
                                                         For the year ended October 31,
--------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout               2000       1999         1998         1997          1996         1995/1/
each Period:
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value,                                          $ 10.13      $ 10.06      $ 10.00        $ 10.01      $ 10.00
Beginning of Period
--------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        0.59         0.60         0.58           0.60         0.37
--------------------------------------------------------------------------------------------------------------------------
Net Realized and                                            (0.14)        0.07         0.06          (0.01)        0.01
  Unrealized Gains
  (Losses) on Investment
--------------------------------------------------------------------------------------------------------------------------
Total from Investment                                        0.45         0.67         0.64           0.59         0.38
  Operations
--------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                       (0.60)       (0.60)       (0.58)         (0.60)       (0.37)
--------------------------------------------------------------------------------------------------------------------------
Net Realized Gains                                          (0.02)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.62)       (0.60)       (0.58)         (0.60)       (0.37)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $  9.96      $ 10.13      $ 10.06        $ 10.00      $ 10.01
--------------------------------------------------------------------------------------------------------------------------
Total Investment Return                                      4.49%        6.85%        6.61%          6.09%        3.82%/3/
--------------------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of                                        $26,753      $20,201      $17,083        $ 6,751      $ 4,140
 Period (000s omitted)
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets: Net                            6.03%        5.92%        5.77%          6.00%        5.86%/2/
Investment Income
--------------------------------------------------------------------------------------------------------------------------
Expenses                                                     1.29%        0.93%        1.09%          1.29%        2.84%/2/
--------------------------------------------------------------------------------------------------------------------------
Decrease Reflected in Above Expense                          0.74%        0.38%        0.56%          0.76%        2.32%/2/
Ratio Due to Absorption of
Expenses by DeAM, Inc./4/
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       142%          98%         186%           124%          90%
--------------------------------------------------------------------------------------------------------------------------

/1/The Fund's inception was March 13, 1995.
/2/Annualized.
/3/Total return is not annualized.
/4/DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Overview
of Municipal Bond

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Core Strategy: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which are exempt from federal income tax. We focus on individual security selection rather than relying on interest rate forecasting.

Municipal Bond--Institutional Class

Overview of Municipal Bond

Goal........................................................ 19
Core Strategy............................................... 19
Investment Policies and Strategies.......................... 19
Principal Risks of Investing in the Fund.................... 20
Who Should Consider Investing in the Fund................... 20
Total Returns, After Fees and Expenses...................... 21
Annual Fund Operating Expenses.............................. 22

A Detailed Look at Municipal Bond

Objective................................................... 23
Strategy.................................................... 23
Principal Investments....................................... 23
Investment Process.......................................... 23
Other Investments........................................... 23
Risks....................................................... 24
Portfolio Managers.......................................... 25
Financial Highlights........................................ 26

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

 .    a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 .    unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Municipal Bond Institutional Class requires a minimum investment of $250,000. You should consider investing in Municipal Bond if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in Municipal Bond if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities.

An investment in Municipal Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on December 13, 1991 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers 5 Year G.O Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

The Lehman Brothers 5-Year G.O. Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1992     11.99%
1993     12.31%
1994    - 0.99%
1995     13.34%
1996      5.84%
1997      8.18%
1998      5.44%
1999    - 1.25%
2000     _____%

Since inception, the Fund's highest return in any calendar quarter was ___% (________) and its lowest quarterly return was (___%) (________). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000
                                                           Since
                                                           Inception

                                  1 year     5 years       (12/13/91)/1/
Municipal Bond--
Institutional Class               %          %             %

Lehman 5 Year G.O Index           %          %             %

/1/The Lehman 5 Year G.O. Index average is calculated from December 31, 1991.

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of Municipal Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES

                                            Percentage of average
                                            daily net assets
Management Fees                                   0.40%

Distribution and
Service (12b-1) Fees                              None

Other Expenses                                    0.18%

Total Annual Fund
Operating Expenses                                0.58%

Less: Fee Waivers or
Expense Reimbursements                           (0.03%)/1/

Net Expenses                                      0.55%

EXPENSE EXAMPLE/2/
   1 Year           3 Years             5 Years                  10 Years

   $56              $183                $324                     $723

A detailed look
at Municipal Bond

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing this fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories) and may invest up to 15% of its assets in bonds that are rated in the fourth highest category.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 .    They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

 .    They have received a comparable short-term or other rating.

 .    They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .    assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 .    use credit analysis to determine the issuer's ability to fulfill its contracts;

 .    compare each bond with a U.S. Treasury instrument to develop a theoretical intrinsic value;

 .    look to exploit any inefficiencies between intrinsic value and market trading price; and

 .    subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S. money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1999. Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

 .    Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.

 .    Prior to that, Special Assistant for Economic Development to Governor Tom
     Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 .    Analyst specializing in tax exempt municipals.

 .    MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Fixed income research analyst.

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by ____________________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------
                                                  For the year ended October 31,
---------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout       2000     1999          1998          1997           1996          1995
each Period:
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,                                $  11.30     $   11.12      $  10.99       $  10.86      $  10.37
Beginning of Period
---------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------------------------------------------------------------
Net Investment Income                               0.51          0.53          0.57           0.60          0.61
---------------------------------------------------------------------------------------------------------------------
Net Realized and                                   (0.59)         0.18          0.22           0.13          0.49
  Unrealized Gains
  (Losses) on Investment
---------------------------------------------------------------------------------------------------------------------
Total from Investment                              (0.08)         0.71          0.79           0.73          1.10
  Operations
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from
---------------------------------------------------------------------------------------------------------------------
Net Investment Income                              (0.51)        (0.53)        (0.57)         (0.60)        (0.61)
---------------------------------------------------------------------------------------------------------------------
Net Realized Gains                                 (0.05)                      (0.09)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.56)        (0.53)        (0.66)         (0.60)        (0.61)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  10.66     $   11.30      $  11.12       $  10.99      $  10.86
---------------------------------------------------------------------------------------------------------------------
Total Investment Return                            (0.78%)        6.58%         7.49%          6.90%        10.90%
---------------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of                              $622,896     $ 570,743      $361,461       $252,152      $221,058
 Period (000s omitted)
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets: Net                   4.62%         4.71%         5.19%          5.50%         5.75%
Investment Income
---------------------------------------------------------------------------------------------------------------------
Expenses                                            0.58%         0.58%         0.61%          0.61%         0.62%
---------------------------------------------------------------------------------------------------------------------
Decrease Reflected in Above Expense                 0.03%         0.04%         0.07%          0.06%         0.08%
Ratio Due to Absorption of
Expenses by DeAM, Inc./1/
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               27%           42%           67%            66%           63%
---------------------------------------------------------------------------------------------------------------------

/1/DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Overview
of Short-Term Municipal Bond

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.

Short-Term Municipal Bond--Institutional Class

Overview of Short-Term Municipal Bond

Goal............................................  27
Core Strategy...................................  27
Investment Policies and Strategies..............  27
Principal Risks of Investing in the Fund........  28
Who Should Consider Investing in the Fund.......  28
Total Returns, After Fees and Expenses..........  29
Annual Fund Operating Expenses..................  30

A Detailed Look at Short-Term Municipal Bond

Objective.......................................  31
Strategy........................................  31
Principal Investments...........................  31
Investment Process..............................  31
Other Investments...............................  31
Risks...........................................  32
Portfolio Managers..............................  33
Financial Highlights............................  34

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 .    a greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return; and

 .    unfavorable legislation could affect the tax-exempt status of municipal bonds.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Short-Term Municipal Bond Institutional Class requires a minimum investment of $250,000. You should consider investing in Short-Term Municipal Bond if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in Municipal Bond. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

You should not consider investing in Short-Term Municipal Bond if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities.

An investment in Short-Term Municipal Bond is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since it began selling Institutional Class shares to the public on March 6, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the IBC Financial All Tax-Free Average Index over the last one year and since inception. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs which are reflected in the Fund's results.

The IBC Financial All Tax-Free Average Index is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1996    5.59%
1997    6.94%
1998    5.13%
1999    1.20%
2000    ____%

Since inception, the Fund's highest return in any calendar quarter was ____% (____ quarter _____) and its lowest quarterly return was (____%) (_____ quarter _____). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                                            Since
                                                          Inception
                                        1 Year            (3/6/95)1

Short-Term Municipal
Bond--Institutional Class                 ___%              ____%

IBC Financial All Tax-Free
Average                                   ___%              ____%

/1/IBC Financial All Tax-Free Average is calculated from February 28, 1995.

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold Institutional Class shares of Short-Term Municipal Bond.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES

                                          Percentage of Average
                                          Daily Net Assets
Management Fees                           0.40%

Distribution and
Service (12b-1) Fees                      None

Other Expenses                            0.40%

Total Annual Fund
Operating Expenses                        0.80%

Less: Fee Waivers or
Expense Reimbursements                   (0.25%)/1/

Net Expenses                              0.55%

EXPENSE EXAMPLE/2/

 1 year      3 years        5 years       10 years
   $56         $230           $419          $964

A detailed look
at Short-Term Municipal Bond

OBJECTIVE

The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use a "bottom-up" approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

The Fund invests primarily in short-term investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax.

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The Fund invests primarily in high quality bonds (those rated within the top three rating categories) and may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Fixed income securities are investment grade if:

 .    They are rated in one of the top four, long-term rating categories of a nationally recognized statistical rating organization.

 .    They have received a comparable short-term or other rating.

 .    They are unrated securities that the Investment Adviser believes to be of comparable quality to rated investment grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

INVESTMENT PROCESS

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .    assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 .    use credit analysis to determine the issuer's ability to fulfill its contracts;

 .    compare each bond with a U.S. Treasury instrument to develop a theoretical intrinsic value;

 .    look to exploit any inefficiencies between intrinsic value and market trading price; and

 .    subordinate sector weightings to individual bonds that may add above-market value.

OTHER INVESTMENTS

The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Historically, this Fund has not had a high portfolio turnover rate.

RISKS

Below we have set forth some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Chief Investment Officer of the Fixed Income Group.

Ted Manges, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1999. Prior to that, Manager of Trading and Sales, Commerce Capital Markets, from 1995 to 1999.

 .    Analyst specializing in tax-exempt municipal bonds.

Daniel Scholl, Vice President, Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.

 .    Prior to that, Special Assistant for Economic Development to Governor Tom
     Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

 .    Analyst specializing in tax exempt municipals.

 .    MGA, University of Pennsylvania.

Susan Beck, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .    Joined the investment adviser in 1989.

 .    Fixed income research analyst.

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by _________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------
                                                  For the year ended October 31,
-------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout       2000         1999           1998         1997        1996         1995/1/
each Period:
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period
-------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income
-------------------------------------------------------------------------------------------------------------------------
Net Realized and
  Unrealized Gains
  (Losses) on Investment
-------------------------------------------------------------------------------------------------------------------------
Total from Investment
  Operations
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income
-------------------------------------------------------------------------------------------------------------------------
Net Realized Gains
-------------------------------------------------------------------------------------------------------------------------
Total Distributions
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period
-------------------------------------------------------------------------------------------------------------------------
Total Investment Return
-------------------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (000s omitted)
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets: Net
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------------------------------------------------
Decrease Reflected in Above Expense
Ratio Due to Absorption of
Expenses by DeAM, Inc./4/
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate
-------------------------------------------------------------------------------------------------------------------------

/1/  The Fund's inception was March 6, 1995.
/2/  Annualized.
/3/  Total return is not annualized.
/4/  DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Overview of High Yield Bond

High Yield Bond--Institutional Class

Goal.................................................................
Core Strategy........................................................
Investment Policies and Strategies...................................
Principal Risks of Investing in the Fund.............................
Who Should Consider Investing in the Fund............................
Total Returns, After Expenses........................................
Annual Fund Operating Expenses.......................................

A Detailed Look at High Yield Bond

Objective............................................................     39
Strategy.............................................................     39
Principal Investments................................................     39
Investment Process...................................................     39
Other Investments....................................................     40
Risks................................................................     40
Portfolio Manager....................................................     41
Financial Highlights.................................................     42

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.

Core Strategy: The Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a "top-down" approach by considering macro trends in the economy and a "bottom-up" approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and durations. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.
 .    the lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.
 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade bonds.
 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.
 .    securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.
 .    the market for below investment grade bonds may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade bonds are sold and the Fund's ability to dispose of these securities.
 .    deteriorating market conditions in a particular class of bonds or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.
 .    adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than U.S. securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

 .    the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

CALLOUT: Effective maturity is the average life of a security. Many bonds have long maturity dates, but shorter average lives. Since these bonds behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.

WHO SHOULD CONSIDER INVESTING IN THE FUND

High Yield Bond--Institutional Class requires a minimum investment of $250,000. You should consider investing in High Yield Bond if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

You should not consider investing in High Yield Bond if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments. The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in High Yield Bond is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURNS AFTER EXPENSES

The bar chart and table on this page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Institutional Class shares, for each full calendar year since the Fund's inception on March 16, 1998. The table compares the average annual return of the Fund's Institutional Class shares with that of the CS First Boston High Yield Index over the last year and since its inception. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The CS First Boston High Yield Index is an unmanaged portfolio, priced using bid from traders, constructed to mirror the global high yield debt market.

 YEAR-BY-YEAR RETURNS

Institutional Class/1/
(each full calendar year since inception)

1999
2000

For the period covered in the bar chart, the Fund's highest return was % (_____ quarter ____) and its lowest quarterly return was % (____ quarter ____). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                 1 Year           Since Inception
                                                  (March 16, 1998)/1/

High Yield Bond - Institutional Class
CS First Boston High Yield Index

/1/ The CS First Boston High Yield Index average is calculated from March 18, 1998.

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of High Yield Bond. The Other Expenses included in the Annual Fees and Expenses Table are estimated.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases                         None
Maximum Sales Charge on Reinvested Dividends                      None
Maximum Short-Term Redemption Fee (as a percentage of amount      2.00%/1/
redeemed, as applicable)

Annual Fund Operating Expenses
(expenses paid from Fund assets)
                                                     Percentage of Average
                                                        Daily Net Assets

Management Fees                                              0.50%
Distribution and Service (12b-1) Fees                        None
Other Expenses                                               0.25%
Total Annual Fund Operating Expenses                         0.75%
Less Fee Waivers or Expense Reimbursements                  (0.10%)/2/
Net Expenses                                                 0.65%

/1/The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.
/2/The investment adviser and administrator have contractually agreed, for the 16 month period beginning October 31, 2000, to waive their fees or reimburse expenses so that total expenses of the class will not exceed 0.50%.
/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

EXPENSE EXAMPLE/3/

     1 Year               3 Years
     $66                  $230

A detailed look at High Yield Bond

OBJECTIVE

The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we generally use both a "top-down" and a "bottom-up" approach to select investments. We use a "top-down" approach by considering macro trends in the economy and a "bottom-up" approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and durations. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade bonds (junk bonds).

Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

CALLOUT: Maturity measures the time remaining until an issuer must repay a bond's principal in full.

CALLOUT: Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

PRINCIPAL INVESTMENTS

The Fund invests primarily in U.S. dollar denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar- denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

INVESTMENT PROCESS

The investment process involves using both a "top-down" approach, first focusing on sector allocations and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

 .    analyze economic conditions for improving or undervalued sectors and industries;
 .    use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;
 .    assess new issues versus secondary market opportunities; and
 .    seek issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

CALLOUT: Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment adviser. These securities may be in default and are considered speculative.

OTHER INVESTMENTS

The Fund may invest up to 25% of its total assets in non-U.S. dollar denominated, below investment grade securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

We may also use as secondary investments various instruments commonly known as "derivatives." In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment adviser believes possess volatility characteristics similar to those being hedged.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in U.S. money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

CALLOUT: Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

CALLOUT: A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

RISKS

Below we have set forth the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

Pricing Risk. The market for below investment grade debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade securities are sold. If market quotations are not available, below investment grade debt securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment adviser's research and credit analysis are an especially important part of managing securities of this type.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

CALL OUT: Currency Management may be used in an attempt to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

Derivative Risks. The Fund may, but is not required to, use derivative contracts for any of the following purposes:

 .    to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, security prices or currency exchange rates;
 .    as a substitute for purchasing or selling securities or foreign currencies;
 .    to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio; or
 .    in non-hedging situations, to attempt to profit from anticipated market developments.

Risks associated with derivatives include:

 .    that the derivative is not well correlated with the security for which it is acting as a substitute;
 .    that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
 .    that the Fund cannot sell the derivative because of an illiquid secondary market.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

Andrew Cestone, Director of DeAM, Inc.

 .    Joined the investment adviser in March 1998.

 .    Investment Analyst, Phoenix Investment Partners, from 1997 to 1998 and
     Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. The information for the periods ending October 31, 2000, October 31, 1999 and October 31, 1998 has been audited by _______________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                For the Period Ended          For the Period Ended          For the Period Ended
                                October 31, 2000              October 31, 1999              October 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
For a Share
Outstanding
Throughout each
Period: Net Asset
Value, Beginning of
Period
---------------------------------------------------------------------------------------------------------------------------------
Net Investment
Income
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Losses)
---------------------------------------------------------------------------------------------------------------------------------
Total From Investment
Operations
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
Shareholders from Net
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
Net Realized Gains
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End
of Period
---------------------------------------------------------------------------------------------------------------------------------
Total Investment
Return
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data: Net Assets, End
of Period (000s
omitted)
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net
Assets:

---------------------------------------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------------------------------------
Net Investment
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Income
---------------------------------------------------------------------------------------------------------------------------------
Decrease Reflected in
Above Expense Ratio
Due to Absorption of
Expenses by DeAM,
Inc./5/
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover
Rate
---------------------------------------------------------------------------------------------------------------------------------

/1/ Unaudited.
/2/ The Fund's inception was March 16, 1998.
/3/ Total return is not annualized.
/4/ Annualized.
/5/ DeAM, Inc.--Deutsche Asset Management, Inc., the Fund's investment adviser.

Information
concerning all Funds

MANAGEMENT OF THE FUNDS

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (DeAM, Inc.) with headquarters at 130 Liberty Street, New York, New York, acts as the investment adviser for each Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

                                        Percentage of
                                        Average Daily
       Fund                             Net Assets

Fixed Income Fund                          0.40%

Short-Term Fixed Fund                      0.40%

Municipal Bond Fund                        0.40%

Short-Term Municipal Bond Fund             0.40%

High Yield Bond Fund                       0.50%


DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of _________ , managed approximately $___ billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, either DeAM, Inc. or your broker or financial advisor performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .    keeping accurate, up-to-date records for your individual Fund account;

 .    implementing any changes you wish to make in your account information;

 .    processing your requests for cash dividends and distributions from the
     Fund;

 .    answering your questions on the Fund's investment performance or administration;

 .    sending proxy reports and updated prospectus information to you; and

 .    collecting your executed proxies.


Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc. Service Agents may charge additional fees to investors for those services not otherwise included in the broker's or financial advisor's servicing agreement, such as cash management or special trust or retirement investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

CALL OUT: The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange reopens.

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

High Yield Bond may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase.

PERFORMANCE INFORMATION

The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

The Funds' policy is to distribute to shareholders all of its net investment income and net capital gains in the form of income and capital gain dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains dividends will be paid at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by a Fund, except for "exempt-interest dividends" from Municipal Bond and Short-Term Municipal Bond. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by your Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character.

TRANSACTION                               TAX STATUS

Income dividends                          Ordinary income
(except exempt-interest dividends)

Short-term capital                        Ordinary income

Gains distributions

Long-term capital                         Long-term capital gains
Gains distributions

Municipal Bond and Short-Term Municipal Bond intend to distribute the tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

TRANSACTION                       TAX STATUS

Your sale of                      Generally, long-term
shares owned                      capital gains or losses
more than one year

Your sale of                      Generally, short-term
shares owned                      capital gains or losses;
for one year or                   losses subject to
less                              special rules.

The tax considerations for tax deferred accounts or non-taxable entities are different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone                   1-800-730-1313

By mail                    Service Center
                           P.O. Box 219210
                           Kansas City, MO 64121-9210

By overnight mail          Service Center
                           210 West 10th Street, 8th floor
                           Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through

Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account                  $250,000
To add to an account                $ 25,000
Minimum account balance             $ 50,000

Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.

How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds."

By wire        Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:         021001033

Attn:               Deutsche Asset Management Funds

DDA No:             00226296

FBO:                (Account name)
                    (Account number)

Credit:             [Fund name and Fund number]

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Short-Term Redemption Fee

High Yield Bond may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate High Yield Bond for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines, and other redemption related costs). The fee will also discourage short-term investments in the High Yield Bond which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the High Yield Bond. The short-term redemption fee does not apply to:

 .    shares purchased before December 1, 2000;

 .    exchanges into another class of shares of High Yield Bond;
 .    shares acquired through reinvestment of dividends and other distributions;
 .    shares of High Yield Bond in an account which is closed by us because it fails to meet minimum balance requirements; and
 .    shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, High Yield Bond reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. High Yield Bond will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

High Yield Bond will use the "first-in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is affected.

Important Information about Buying and Selling Shares

 .    You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 .    You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 .    After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 .    We accept payment for shares only in U.S. dollars by check, bank or Federal
     Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 .    The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 .    We process all sales orders free of charge.

 .    Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 .    We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 .    If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 .    We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 .    We do not issue share certificates.

 .    Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 .    During periods of heavy market activity, you may have trouble reaching the
     Service Center by telephone. If this occurs, you should make your request by mail.

 .    We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 .    We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 .    Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.

Please note the following conditions:

 .    The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 .    You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 .    If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 .    You will receive a written confirmation of each transaction from the
     Service Center or your service agent.

                      This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                                Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121
or call our toll-free number:   1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Fixed Income - Institutional Class

Short-Term Fixed Income - Institutional Class

Municipal Bond - Institutional Class

Short-Term Municipal Bond - Institutional Class

High Yield Bond - Institutional Class

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square                                      CUSIP #61735K836
Portland, ME 04101                                              61735K828
                                                                61735K810
                                                                61735K794
                                                                61735K646
                                                         INSTFIPRO (2/01)

                                                                811-8006

                                                       Deutsche Asset Management



                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2001
                                                             Institutional Class



Global Fixed Income

International Fixed Income

Each formerly a Morgan Grenfell Fund



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.]

A Member of the Deutsche Bank Group  [/]

Table of Contents
-----------------

Global Fixed Income.........................................................
International Fixed Income..................................................
Information Concerning the Funds............................................
Management of the Funds.....................................................
Calculating a Fund's Share Price............................................
Performance Information.....................................................
Dividends and Distributions.................................................
Tax Considerations..........................................................
Buying and Selling Fund Shares..............................................

Overview
of Global Fixed Income

Goal: The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income.

Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world.


INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund"s benchmark index.

The Fund may invest more than 50% of its total assets in securities denominated in any of the following currencies: the euro, the Yen, the Sterling or the US Dollar. The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade, including the securities of issuers in emerging securities markets.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.


Global Fixed Income--Institutional Class

Overview of Global Fixed Income

Goal........................................................................
Core Strategy...............................................................
Investment Policies and Strategies..........................................
Principal Risks of Investing in the Fund....................................
Who Should Consider Investing in the Fund...................................
Total Returns, After Fees and Expenses......................................
Annual Fund Operating Expenses..............................................


A Detailed Look at Global Fixed Income

Objective..................................................................
Strategy...................................................................
Principal Investments......................................................
Investment Process.........................................................
Other Investments..........................................................
Risks......................................................................
Portfolio Managers.........................................................
Financial Highlights.......................................................

Overview of Global Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .  an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 . the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is greater for the Fund since it generally holds more below investment grade securities (junk bonds) than a typical fixed income fund;
 .  interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;
 .  the fixed income market could perform poorly in one or more of the countries in which the Fund has invested; or
 . since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, region or currency, the Fund may be more susceptible to developments affecting any single issuer, region or currency of portfolio securities;
 .  the Fund's investments may also be subject to prepayment, extension and maturity risk; or
 .  securities that we have selected could perform poorly.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries and, to a more limited extent, the emerging markets, in which the Fund invests. For example:

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 .  since the Fund may focus its investments in Europe and in Japan, the United
   States and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;
 . foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 . the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Global Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in Global Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Global Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Global Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Global Fixed Income


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on January 4, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Global Aggregate Bond Index (LB GABI) over the last one year, five years and since inception. The Fund has changed its benchmark from the Salomon World Government Bond Index to the Lehman Brothers Global Aggregate Bond Index (LB GABI). This index more closely reflects the market sectors in which the Fund invests. The index is a passive measure of global investment grade bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs which are reflected in the Fund's results.


The Lehman Brothers Global Aggregate Bond Index (LB GABI) provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian, and New Zealand components of the Global Treasury Index.


YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

1995     17.76%
1996      5.23%
1997      1.04%
1998     13.30%
1999    - 5.90%
2000

Since inception, the Fund's highest return in any calendar quarter was ____% (_____ quarter ____) and its lowest quarterly return was (____%) (____ quarter _____). Past performance offers no indication of how the Fund will perform in the futue.


PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                   Since
                                   Inception
            1 Year        5 Year   (1/4/94)/1/

Global Fixed
Income--
Institutional
Class

Lehman Brothers
Global Aggregate
Bond Index
(LB GABI)/2/

Salomon World
Government Bond
Index


/1/ The Salomon World Government Bond Index average is calculated from December 31, 1993.
/2/ Effective January 1, 2001, the Fund changed its benchmark from Salomon World Government Bond Index to Lehman Brothers Global Aggregate Bond Index (LB
GABI).

Overview of Global Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Institutional Class shares of Global Fixed Income.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.

/1/The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.60%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES

                         Percentage of average
                         daily net assets
Management                     0.50%

Distribution and
 Service (12b-1) Fees          N0NE
Other Expenses                 ____%
Total Annual Fund
 Operating Expense             ____%
Less: Fee Waivers or
 Expense Reimbursements        (___%)/1/

Net Expenses                   0.60%

EXPENSE EXAMPLE/2/

  1 Year                3 Years            5 Years               10 Years

  $ 61                  $ 360              $ 680                 $ 1,588

A detailed look
at Global Fixed Income

OBJECTIVE

The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. Fundamental analysis enables the team to focus on individual security selection.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world. The Fund's fixed income securities include government securities, corporate fixed income securities, bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks, taxable and tax-exempt municipal securities, securities of supranational organizations and other obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 15% of its total assets in securities that are rated below investment grade.

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

The Fund may invest more than 50% of its total assets in securities denominated in any of the following currencies: the euro, the Yen, the Sterling or the US Dollar. The Fund may also invest a portion of its assets in countries based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Investment Adviser believes that their return potential more than compensates for the extra risks associated with these markets.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 .    inflation,

 .    interest rates,

 .    monetary and fiscal policies,

 .    taxation and

 .    political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

In selecting non-government securities for the Fund, company research lies at the heart of our investment process. In selecting individual non-governmental securities for investment, we:

 .    Assign a relative value, based on creditworthiness, cash flow and price, to each bond;
 .    Determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;
 .    Use credit analysis to determine the issuer's ability to fulfill its contracts; and
 .    Subordinate sector weightings to individual bonds that may add above-market value.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the

Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

A Detailed Look at Global Fixed Income

OTHER INVESTMENTS

The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade (junk bonds), including the securities of issuers in emerging securities markets.

The Fund may also invest up to 35% of its total assets in domestic and foreign cash equivalents.

We may also use as secondary investments various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income and global investing, along with those of investing in genera1. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

CALLOUT: Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities and below investment grade securities (junk bonds) involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 .    Political Risk. Some foreign governments have limited the outflow of profits to investor's abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 .    Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 .    Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares.
     In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 .    Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 .    Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign investments or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan, the United States or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund may underperform relative to its stated benchmark, due to our securities choices and choices in asset allocation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Secondary Risks

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and market risks. In addition, profound social change and business practices that depart from developed countries' economies norms have hindered the orderly growth of emerging economies and their markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Currency management is used in an attempt to offset investment risks ("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 .    changes in the relative strength and value of the U.S. dollar or other major currencies;

 .    adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 .    unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 .    that the derivative is not well correlated with the security for which it is acting as a substitute;

 .    that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 .    that the Fund cannot sell the derivative because of an illiquid secondary market

A Detailed Look at Global Fixed Income


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management and Lead Manager of the
Fund.

 .  Joined the investment adviser in 1990.
 .  Specializes in core European markets.
 .  10 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management and Co-Manager of the Fund.

 .  Joined the investment adviser in 1999.
 .  Chief investment officer, fixed income in the UK.
 .  Specializes in global fixed income asset allocation strategy.
 .  15 years of investment industry experience.
 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

David Baldt, CFA, Managing Director, Deutsche Asset Management. and Co-Manager of the Fund

 .  Joined the investment adviser in 1989.
 .  Chief Investment Officer of the Fixed Income Group

Gary Bartlett, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund

 .  Joined the investment adviser in 1992.
 . Analyst specializing in taxable municipal and government investments. . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management and Co-Manager of the
Fund

 .  Joined the investment adviser in 1995.
 .  Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management and Co-Manager of the Fund

 .  Joined the investment adviser in 1997.
 .  Previously, portfolio manager, Paine Webber, from 1984 to 1997.
 .  Analyst specializing in asset backed securities and government instruments.

Warren Davis, Director, Deutsche Asset Management and Co-Manager of the Fund

 .  Joined the investment adviser in 1995.
 .  Analyst specializing in mortgage and asset backed securities.
 .  MBA, Drexel University.

Daniel Taylor, CFA, Vice President, Deutsche Asset Management. and Co-Manager of the Fund

 .  Joined the investment adviser in 1998.
 .  Previously, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998. . Analyst specializing in asset backed securities and government securities.

A Detailed Look at Global Fixed Income

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

                                          For the Year Ended October 31,
                                          2000      1999        1998       1997       1996      1995
For a Share Outstanding
 Throughout each Period:
Net Asset Value, Beginning of
Period

Income from Investment Operations
Net Investment Income

Net Realized and Unrealized Gains
(Losses)

Total from Investment Operations

Distributions to Shareholders
from Net Investment Income

Net Realized Gains

Total Distributions

Net Asset Value, End of Period

Total Investment Return

Supplemental Data and Ratios:
Net Assets, End of Period (000s
omitted)

Ratios to Average Net Assets:
Net Investment Income

Expenses

Decrease Reflected in Above
Expense Ratio Due to
Absorption of Expenses by
DAMIS/1/

Portfolio Turnover Rate


/1/DAMIS --Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

Overview
of International Fixed Income

Goal: The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income.

Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located in countries other than the United States.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund's benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.

INTERNATIONAL FIXED INCOME--Institutional Class

Overview of International Fixed Income

Goal.........................................
Core Strategy................................
Investment Policies and Strategies...........
Principal Risks of Investing in the Fund.....
Who Should Consider Investing in the Fund....
Total Returns, After Fees and Expenses.......
Annual Fund Operating Expenses...............

A Detailed Look at International Fixed Income

Objective....................................
Strategy.....................................
Principal Investments........................
Investment Process...........................
Other Investments............................

Risks........................................
Managers.....................................
Financial Highlights.........................

Overview of International Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;
     or

 .    since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 .    adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 .    since the Fund may focus its investments in Europe and in Japan and the
     United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;

 .    foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 .    the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

International Fixed Income Institutional Class requires a minimum investment of $250,000. You should consider investing in International Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in International Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in International Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of International Fixed Income

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 15, 1994 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon World Government Bond (non-U.S.) Index over the last one year, five years and since inception. The index is a passive measure of government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs which are reflected in the Fund's results.

The Salomon World Government Bond (non-U.S.) Index is an unmanaged foreign securities index representing major government bond markets other than the United States and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.

YEAR-BY-YEAR RETURNS
Institutional Class
(each full calendar year since inception)

             1995    17.81%
             1996     5.54%
             1997    -3.31%
             1998    17.44%
             1999    -6.99%
             2000

Since inception, the Fund's highest return in any calendar quarter was ____% (____ quarter ____) and its lowest quarterly return was (___%)(____ quarter ____). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

                                      Since
                                      Inception
               1 Year     5 Year     (3/15/94)/1/

 International
 Fixed Income--

 Institutional
 Class

 Salomon World
 Government Bond
 (non-U.S.) Index

/1/The Salomon World Government Bond (non-U.S.) Index average is calculated from
   March 31, 1994.

Overview of International Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold Institutional Class shares of International Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. Your actual investment returns and costs may be higher or lower.

/1/Restated to reflect estimated Other Expenses for the current fiscal year. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were _____% and ____%, respectively, of the average daily net assets of the Institutional Class shares.

/2/The investment adviser and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES

                              Percentage of average
                              daily net assets

 Management Fees
 Distribution and
 Service (12b-1) Fees
 Other Expenses                          /1/
 Total Annual Fund
 Operating Expenses                      /1/
 Less: Fee Waivers or
 Expense Reimbursements                  /2/
 Net Expenses                            0.55%


EXPENSE EXAMPLE/2/

  1 Year          3 Years               5 Years              10 Years

A detailed look
at International Fixed Income

OBJECTIVE

The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate as well as fundamental analysis of individual companies.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world other than the United States. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan and the United Kingdom.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 .  inflation,

 .  interest rates,

 .  monetary and fiscal policies,

 .  taxation and

 .  political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

A Detailed Look at International Fixed Income

OTHER INVESTMENTS

The Fund may invest up to 35% of its total assets in domestic and foreign cash equivalents and in U.S. fixed income securities.

We may also use as secondary investments, various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and investing outside the United States, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time.

Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

A Detailed Look at International Fixed Income

 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign investments or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency.

     We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Currency management is used in an attempt to offset investment risks ("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 .  unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as a substitute;

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

A Detailed Look at International Fixed Income


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 .  Joined the investment adviser in 1990.
 .  Specializes in core European markets.
 .  10 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1999.
 .  Chief investment officer, fixed income in the UK.
 .  Specializes in global fixed income asset allocation strategy.
 .  15 years of investment industry experience.
 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

A Detailed Look at International Fixed Income

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS


                 For the Year Ended October 31,
                 2000     1999          1998           1997        1996    1995

 For a Share Outstanding Throughout
  each Period:
 Net Asset Value, Beginning of
 Period

 Income From Investment Operations
 Net Investment Income

 Net Realized and Unrealized Gains
 (Losses)

 Total from Investment Operations

 Distributions to Shareholders from
 Net Investment Income

 Net Realized Gains

 Total Distributions

 Net Asset Value, End of Period

 Total Investment Return

 Supplemental Data and Ratios:
 Net Assets, End of Period (000s
 omitted)

 Ratios to Average Net Assets:

 Net Investment Income

 Expenses

 Decrease Reflected in Above Expense
 Ratio Due to Absorption of Expenses
 by DAMIS/1/

 Portfolio Turnover Rate

/1/DAMIS--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

Information
concerning all Funds

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, D.B. Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited (DAMIS) with headquarters at One Appold Street, London, England, acts as investment adviser for each Fund. DAMIS makes each Fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

                                   Percentage of
                                   Average Daily
   Fund                             Net Assets
------------------------------------------------

Global Fixed Income Fund

International Fixed Income Fund

DAMIS provides a full range of institutional investment advisory services to institutional clients, and as of October 31, 2000, managed approximately $____ billion in assets.

DAMIS is an indirect wholly-owned subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. Deutsche Asset Management, Inc. ("DeAMIS"), an affiliate of DeAMIS, provides administrative services for the Funds. In addition, DeAMIS--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;

 .  implementing any changes you wish to make in your account information;

 .  processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 .  sending proxy reports and updated prospectus information to you; and

 .  collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Information Concerning all Funds

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders substantially all of that taxable income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:


TRANSACTION                     TAX STATUS

Income dividends                Ordinary income

Short-term capital              Ordinary income
gains distributions

Long-term capital               Long-term capital gains
gains distributions

Every year the Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

   TRANSACTION                    TAX STATUS

   Your sale of                   Generally, long-term
   shares owned                   capital gains or losses
   more than one year

   Your sale of                   Generally, short-term
   shares owned                   capital gains or losses:
   for one year or                losses subject to
   less                           special rules.


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone             1-800-730-1313

By mail              Service Center
                     P.O. Box 219210
                     Kansas City, MO 64121-9210

By overnight mail    Service Center
                     210 West 10th Street, 8th floor
                     Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account       $250,000
To add to an account      $25,000
Minimum account balance   $50,000

Institutional class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank A.G., any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank A.G. or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.


Information Concerning all Funds


How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown under "Contacting the Deutsche Asset Management Funds."

By wire       Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Deutsche Asset Management Fund you have selected to the Service Center. The addresses are shown above under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:         021001033
Attn:               Deutsche Asset Management/ Mutual Funds
DDA No:             00226296
FBO:                (Account name)
                    (Account number)
Credit:             [Fund name and Fund number]

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800 730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 .  We accept payment for shares only in U.S. dollars by check, bank or Federal
   Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

Information Concerning all Funds


 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 .  We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 .  We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

 . Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 .  You will receive a written confirmation of each transaction from the Service
   Center or your service agent.

     This page intentionally left blank

     This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Core Global Fixed Income--Institutional Class

Global Fixed Income

International Fixed Income

Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square                                      CUSIP #61735K620
Portland, ME 04101                                       61735K208
                                                         61735K505
                                                  INSINTLFIPRO
                                                  811-8006

                                                                     Mutual Fund
                                                                      Prospectus
                                                               February 28, 2001
                                                                Investment Class

Global Fixed Income

International Fixed Income

Each formerly a Morgan Grenfell Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the Deutsche Bank Group [/]

Table of Contents
-----------------

Global Fixed Income.............................................
International Fixed Income......................................
Information Concerning the Funds................................
Management of the Fund..........................................
Calculating the Fund's Share Price..............................
Performance Information.........................................
Dividends and Distributions.....................................
Tax Considerations..............................................
Buying and Selling Fund Shares..................................

Overview
of Global Fixed Income

Goal: The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income.

Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund's benchmark index.

The Fund may invest more than 50% of its total assets in securities denominated in any of the following currencies: the euro, the Yen, the Sterling or the US Dollar. The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade, including the securities of issuers in emerging securities markets.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.

Global Fixed Income--Investment Class

Overview of Global Fixed Income

Goal................................................................
Core Strategy.......................................................
Investment Policies and Strategies..................................
Principal Risks of Investing in the Fund............................
Who Should Consider Investing in the Fund...........................
Total Returns, After Fees and Expenses..............................
Annual Fund Operating Expenses......................................


A Detailed Look at Global Fixed Income

Objective...........................................................
Strategy............................................................

Principal Investments...............................................
Investment Process..................................................
Other Investments...................................................
Risks...............................................................
Portfolio Managers..................................................
Financial Highlights................................................

Overview of Global Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;

 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is greater for the Fund since it generally holds more below investment grade securities (junk bonds) than a typical fixed income fund;

 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;

 .    the fixed income market could perform poorly in one or more of the countries in which the Fund has invested; or

 .    since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, region or currency, the Fund may be more susceptible to developments affecting any single issuer, region or currency of portfolio securities;

 .    the Fund's investments may also be subject to prepayment, extension and maturity risk; or

 .    securities that we have selected could perform poorly.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries and, to a more limited extent, the emerging markets, in which the Fund invests. For example:

 .    adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

 .    since the Fund may focus its investments in Europe and in Japan, the United
     States and the United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;

 .    foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or

 .    the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Global Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in Global Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Global Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Global Fixed Income

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on January 4, 1994. The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Global Aggregate Bond Index (LB GABI) over the last one year, five years and since inception. The Fund has changed its benchmark from the Salomon World Government Bond Index to the Lehman Brothers Global Aggregate Bond Index (LB GABI). This index more closely reflects the market sectors in which the Fund invests. The index is a passive measure of global investment grade bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities costs which are reflected in the Fund"s results.

The Lehman Brothers Global Aggregate Bond Index (LB GABI) provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian, and New Zealand components of the Global Treasury Index.

YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

       1995     17.76%
       1996      5.23%
       1997      1.04%
       1998     13.30%
       1999    - 5.90%
       2000

Since inception, the Fund's highest return in any calendar quarter was ___% (____ quarter ____) and its lowest quarterly return was (____%) (____ quarter _____). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2000

                                 Since
                               Inception
          1 Year    5 Years   (1/4/94)/2/

 Global Fixed

 Income--
 Institutional
 Class

 Lehman Brothers
 Global Aggregate
 Bond Index
 (LB GABI)/2/

 Salomon World/3/
 Government Bond
 Index


/1/ Institutional Class performance is presented because Investment Class shares have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request.
/2/ Effective January 1, 2001, the Fund will change its benchmark from Salomon World Government Bond Index to Lehman Brothers Global Aggregate Bond Index (LB
GABI).
/3/ The Salomon World Government Bond Index average is calculated from December 31, 1993.

Overview of Global Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses that you may pay if you buy and hold Investment Class shares of Global Fixed Income.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual investment return and costs may be higher or lower.

/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.85%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES
                         Percentage of average
                         daily net assets
Management Fees                 0.05%
Distribution and
 Service (12b-1) Fees            None
Other Expenses                  1.14%
Total Fund Operating            1.64%/1/
 Expense
Less: Fee Waivers or           (0.79%)/2/
 Expense Reimbursements
Net Expenses                    0.85%

EXPENSE EXAMPLE/2/

  1 Year          3 Years            5 Years           10 Years
   $ 61            $ 360               $ 680           $ 1,588

A detailed look
at Global Fixed Income

OBJECTIVE

The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. Fundamental analysis enables the team to focus on individual security selection.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund"s benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world. The Fund's fixed income securities include government securities, corporate fixed income securities, bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks, taxable and tax-exempt municipal securities, securities of supranational organizations and other obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 15% of its total assets in securities that are rated below investment grade.

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.


The Fund may invest more than 50% of its total assets in securities denominated in any of the following currencies: the euro, the Yen, the Sterling or the US Dollar. The Fund may also invest a portion of its assets in countries based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Investment Adviser believes that their return potential more than compensates for the extra risks associated with these markets.


INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 .    inflation,
 .    interest rates,
 .    monetary and fiscal policies,
 .    taxation and
 .    political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

In selecting non-government securities for the Fund, company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 .    Assign a relative value, based on creditworthiness, cash flow and price, to each bond;
 .    Determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;
 .    Use credit analysis to determine the issuer's ability to fulfill its contracts; and
 .    Subordinate sector weightings to individual bonds that may add above-market value.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

A Detailed Look at Global Fixed Income


OTHER INVESTMENTS

The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade (junk bonds), including the securities of issuers in emerging securities markets.

The Fund may also invest up to 35% of its total assets in domestic and foreign cash equivalents.

We may also use as secondary investments various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of total return.

CONTACT: Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

RISKS

Below we have set forth some of the prominent risks associated with fixed income and global investing, along with those of investing in genera1. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities and below investment grade securities (junk bonds) involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 .    Political Risk. Some foreign governments have limited the outflow of profits to investor's abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 .    Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 .    Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares.
     In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 .    Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

 .    Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign investments or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan, the United States or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund may underperform relative to its stated benchmark, due to our securities choices and choices in asset allocation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Secondary Risks

Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and market risks. In addition, profound social change and business practices that depart from developed countries' economies norms have hindered the orderly growth of emerging economies and their markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Currency management is used in an attempt to offset investment risks ("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 .    changes in the relative strength and value of the U.S. dollar or other major currencies;

 .    adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 .    unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 .    that the derivative is not well correlated with the security for which it is acting as a substitute;

 .    that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 .    that the Fund cannot sell the derivative because of an illiquid secondary market.

A Detailed Look at Global Fixed Income

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management and Lead Manager of the
Fund.

 .    Joined the investment adviser in 1990.
 .    Specializes in core European markets.
 .    10 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management and Co-Manager of the Fund.

 .    Joined the investment adviser in 1999.
 .    Chief investment officer, fixed income in the UK.
 .    Specializes in global fixed income asset allocation strategy.
 .    15 years of investment industry experience.
 .    Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to
     1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

David Baldt, CFA, Managing Director, Deutsche Asset Management and Co-Manager of the Fund

 .    Joined the investment adviser in 1989.
 .    Chief Investment Officer of the Fixed Income Group

Gary Bartlett, CFA, Director, Deutsche Asset Management and Co-Manager of the
Fund

 .    Joined the investment adviser in 1992.
 .    Analyst specializing in taxable municipal and government investments.
 .    MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management and Co-Manager of the
Fund

 .    Joined the investment adviser in 1995.
 .    Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management and Co-Manager of the Fund

 .    Joined the investment adviser in 1997.
 .    Previously, portfolio manager, Paine Webber, from 1984 to 1997.
 .    Analyst specializing in asset backed securities and government instruments.

Warren Davis, Director, Deutsche Asset Management and Co-Manager of the Fund

 .    Joined the investment adviser in 1995.
 .    Analyst specializing in mortgage and asset backed securities.
 .    MBA, Drexel University.

Daniel Taylor, CFA, Vice President, Deutsche Asset Management and Co-Manager of the Fund

 .    Joined the investment adviser in 1998.
 .    Previously, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to
     1998.
 .    Analyst specializing in asset backed securities and government securities.

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

                                   For the Year Ended October 31,
                                   2000   1999   1998   1997   1996   1995

 For a Share Outstanding
 Throughout each Period:
 Net Asset Value, Beginning of
 Period

 Income from Investment Operations
 Net Investment Income

 Net Realized and Unrealized Gains
 (Losses)

 Total from Investment Operations

 Distributions to Shareholders From

 Net Investment Income

 Net Realized Gains

 Total Distributions

 Net Asset Value, End of Period

 Total Investment Return

 Supplemental Data and Ratios:

 Net Assets, End of Period (000s
 omitted)

 Ratios to Average Net Assets:
 Net Investment Income

 Expenses

 Decrease Reflected in Above
 Expense Ratio Due to Absorption
 of Expenses by DeAMIS/1/

 Portfolio Turnover Rate

/1/DeAMIS.--Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

Overview
of International Fixed Income

Goal: The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income.

Core Strategy: The Fund invests primarily in investment grade fixed income securities of issuers located in countries other than the United States.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in investment grade fixed income securities of issuers located throughout the world. In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund's benchmark index.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan, the United States and the United Kingdom.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.


International Fixed Income--Investment Class

Overview of International Fixed Income


Goal...................................................
Core Strategy..........................................
Investment Policies and Strategies.....................
Principal Risks of Investing in the Fund...............
Who Should Consider Investing in the Fund..............
Total Returns, After Fees and Expenses.................
Annual Fund Operating Expenses.........................


A Detailed Look at International Fixed Income

Objective....................................
Strategy.....................................
Principal Investments........................
Investment Process...........................
Other Investments............................
Risks........................................
Portfolio Managers...........................
Financial Highlights.........................

Overview of International Fixed Income

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    an issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline;
 .    the issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest;
 .    interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio;
     or
 .    since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 .    adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 .    since the Fund may focus its investments in Europe and in Japan and the
     United Kingdom, it could be particularly susceptible to the effects of political and economic developments in this region and these countries;
 .    foreign accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
 .    the currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in International Fixed Income if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in International Fixed Income if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in International Fixed Income is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of International Fixed Income


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. Because Investment Class shares are a newly offered class of shares with no performance history, the following bar chart and table show the performance history of the Fund's Institutional Class shares, which have been in existence since the Fund's inception on March 15, 1994. The table compares the average annual return of the Fund's Institutional Class shares with that of the Salomon World Government Bond (non-U.S.) Index over the last one year, five years and since inception. Bear in mind that the Index is a passive measure of government bond market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs which are reflected in the Fund's results.

The Salomon World Government Bond (non-U.S.) Index is an unmanaged foreign securities index representing major government bond markets other than the United States and is a widely accepted benchmark of international government fixed income performance. It is a model, not an actual portfolio.


YEAR-BY-YEAR RETURNS
Institutional Class/1/
(each full calendar year since inception)

1995     17.81%
1996      5.54%
1997    - 3.31%
1998     17.44%
1999    - 6.99%
2000

Since inception, the Fund's highest return in any calendar quarter was _____% (____ quarter ____) and its lowest quarterly return was (____%) (_____quarter ____). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999


                                        Since
                                        Inception
                  1 Year      5 Years   (3/15/94)/2/

 International

 Fixed Income--
 Institutional
 Class

 Salomon World
 Government Bond
 (non-U.S.) Index


/1/Institutional Class performance is presented because Investment Class shares, have no performance history. Investment Class shares will have different performance. The chart does not reflect service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. Institutional Class shares are offered under a separate prospectus, which is available upon request.

/2/The Salomon World Government Bond (non-U.S.) Index average is calculated from March 31, 1994.

Overview of International Fixed Income

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and estimated expenses you may pay if you buy and hold Investment Class shares of International Fixed Income.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense ratio with other funds. Your actual investment returns and costs may be higher or lower.

/1/Restated to reflect estimated Other Expenses for the current fiscal year. Investment Class shares are a new class of shares with no operating history. For the fiscal year ended October 31, 2000, Other Expenses and Total Annual Fund Operating Expenses were ____% and ____%, respectively, of the average daily net assets of the Institutional Class shares. Expenses for the Institutional Class shares do not reflect service fees paid by the Investment Class shares at an aggregate annual rate of up to 0.25% of the average daily net assets of that Class.

/2/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80%.

/3/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

ANNUAL FEES AND EXPENSES


                                       Percentage of average
                                       daily net assets

 Management Fees

 Distribution and
 Service (12b-1) Fees

 Other Expenses                        1

 Total Fund Operating
 Expenses                              1

 Less: Fee Waivers or
 Expense Reimbursements                /2/

 Net Expenses                          0.80%


EXPENSE EXAMPLE/3/


  1 Year              3 Years                5 Years             10 Years

A detailed look
at International Fixed Income Fund

OBJECTIVE

The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

In managing the Fund, we use a combination of "top-down" and "bottom-up" analyses to select securities. This approach places equal emphasis on country selection, currency management, yield curve analysis and individual security selection. The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate as well as fundamental analysis of individual companies.

The currency portion of the Fund's position in fixed income securities is generally designed to enhance returns during periods of relative U.S. dollar weakness and to protect returns during periods of relative U.S. dollar strength. The team may take a position in a country's currency, without owning securities within the market.

Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-) 1 1/2 years around the Fund's benchmark index.

PRINCIPAL INVESTMENTS

The Fund invests primarily in investment grade fixed income securities of issuers located throughout the world other than the United States. The Fund's fixed income securities include government securities, corporate fixed income securities and obligations to repay borrowed money within a certain time with or without interest. The Fund invests primarily in investment grade securities that, at the time of purchase, are either rated in one of the three highest categories by a major independent rating agency, or in unrated securities that the Investment Adviser considers of comparable quality. The Fund may also invest in investment grade fixed income securities rated in the fourth highest category. In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 5% of its net assets in securities that are rated below investment grade.

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

Investment grade fixed income securities are rated by a national ratings organization within one of the top four categories, or if unrated, judged by the adviser to be of comparable credit quality.

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in each of Japan and the United Kingdom.

INVESTMENT PROCESS

In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

 .  inflation,

 .  interest rates,

 .  monetary and fiscal policies,

 .  taxation and

 .  political climate.

We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

The Fund follows a rigorous sell strategy. We set for each security a target price objective and for each currency, a target exchange rate objective. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Like most global fixed income funds, the Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above average. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

A Detailed Look at International Fixed Income Fund


OTHER INVESTMENTS

The Fund may invest up to 35% of its total assets in domestic and foreign cash equivalents and in U.S. fixed income securities.

We may also use as secondary investments, various instruments commonly known as "derivatives" to control volatility and achieve desired currency weightings in a cost-effective manner. We may also use derivatives to increase or decrease the Fund's exposure to a securities market or index. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

RISKS

Below we have set forth some of the prominent risks associated with fixed income investing and investing outside the United States, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time.

Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability because bond issuers usually pay a premium for the right to pay off bonds early.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security.

Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to U.S. standards.

 . Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.


A Detailed Look at International Fixed Income Fund


 . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the U.S. dollar value of foreign investments or the U.S. dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency.

   Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Europe and in Japan or the United Kingdom, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

Currency management is used in an attempt to offset investment risks ("hedging") and to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 . changes in the relative strength and value of the U.S. dollar or other major currencies;

 . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

 .  unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Derivative Risk. Risks associated with derivatives include:

 . that the derivative is not well correlated with the security for which it is acting as substitute.

 . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . that the Fund cannot sell the derivative because of an illiquid secondary market.

A Detailed Look at International Fixed Income Fund


PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 .  Joined the investment adviser in 1990.
 .  Specializes in core European markets.
 .  10 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1999.
 .  Chief investment officer, fixed income in the UK.
 .  Specializes in global fixed income asset allocation strategy.
 .  15 years of investment industry experience.
 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that Director, United Bank of Kuwait plc from 1983 to 1992.

A Detailed Look at International Fixed Income Fund

Institutional Class performance is presented because Investment Class shares are a newly offered class of shares with no performance history. Investment Class shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS

                                        For the year ended October 31,
                                        2000  1999   1998   1997    1996    1995

 For a Share Outstanding Throughout
 each Period:
 Net Asset Value, Beginning of Period

 Income From Investment Operations
 Net Investment Income

 Net Realized and Unrealized Gains
 (Losses)

 Total from Investment Operations

 Distributions to Shareholders
 Net Investment Income

 Net Realized Gains

 Total Distributions

 Net Asset Value, End of Period

 Total Investment Return

 Supplemental Data and Ratios:
 Net Assets, End of Period (000s
 omitted)

 Ratios to Average Net Assets:

 Net Investment Income
 Expenses

 Decrease Reflected in Above Expense
 Ratio Due to Absorption of
 Expenses by DeAMIS/1/

 Portfolio Turnover Rate

/1/DeAMIS-Deutsche Asset Management Investment Services Limited, the Fund's investment adviser.

Information
concerning all Funds


MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, D.B. Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited (DeAMIS) with headquarters at One Appold Street, London, England, acts as investment adviser for each Fund. DeAMIS makes each Fund's investment decisions. DeAMIS buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The investment adviser received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.


                                 Percentage of
                                 Average Daily
       Fund                      Net Assets

Global Fixed Income Fund              0.50%

International Fixed Income Fund       0.50%


DeAMIS provides a full range of international investment advisory services to institutional clients, and as of October 31, 2000, managed approximately $____billion in assets.

DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail and commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. Deutsche Asset Management, Inc. ("DeAMIS"), an affiliate of DeAMIS, provides administrative services for the Funds. In addition, DeAMIS--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;

 .  implementing any changes you wish to make in your account information;

 .  processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 .  sending proxy reports and updated prospectus information to you; and

 .  collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of a Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Information Concerning all Funds

Each Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

If a Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

A Fund does not ordinarily pay any U.S. federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually have the following tax character:


 TRANSACTION             TAX STATUS

 Income dividends        Ordinary income

 Short-term capital      Ordinary income
 gains distributions

 Long-term capital       Long-term capital gains
 gains distributions


Every year your Fund will send you information on the distributions for the previous year. In addition, the sale (including a redemption or exchange) of Fund shares is a taxable transaction for you.

TRANSACTION              TAX STATUS

Your sale of             Generally, long-term
shares owned             capital gains or losses
more than one year

Your sale of             Generally, short-term
shares owned             capital gains or losses,
for one year or          losses subject to
less                     special rules.


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You may only purchase Investment Class shares of a Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments

A standard account                     $2,500
A retirement account                   $  500
An automatic investment plan account   $1,000


Information Concerning all Funds

The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the fund. It is then your service agent's responsibility to transmit the order to the fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 .  We process all sales orders free of charge.

 .  You can exchange all or part of your shares for shares in another Deutsche
   Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 .  We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the fund's share price.

 . We reserve the right to reject purchases of fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.

                      This page intentionally left blank

                      This page intentionally left blank

                      This page intentionally left blank

Additional information about each Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated February 28, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:


                               Service Center
                               P.O. Box 219210
                               Kansas City, MO 64121
or call our toll-free number:  1-800-730-1313

You can find reports and other information about each Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Core Global Fixed Income--Investment Class

Global Fixed Income

International Fixed Income


Morgan Grenfell Investment Trust

Distributed by:
ICC Distributors, Inc.
Two Portland Square                                        INVINTLFIPRO (2/01)
Portland, ME 04101                                         801-8006

MORGAN GRENFELL INVESTMENT TRUST
No-Load Open-End Funds
One South Street
Baltimore, Maryland  21202


                      STATEMENT OF ADDITIONAL INFORMATION

February 28, 2001

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of twenty-two investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following seven separate investment portfolios of the Trust (the "Funds"):

     - International Select Equity Fund, previously Morgan Grenfell International Select Equity Fund

     - European Equity Fund, previously Morgan Grenfell European Equity Growth Fund

     - International Small Cap Equity Fund, previously Morgan Grenfell International Small Cap Equity Fund

     - Emerging Markets Equity Fund, previously Morgan Grenfell Emerging Markets Equity Fund

     - Global Fixed Income Fund, previously Morgan Grenfell Global Fixed Income Fund

     - International Fixed Income Fund, previously Morgan Grenfell International Fixed Income Fund

     - Emerging Markets Debt Fund, previously Morgan Grenfell Emerging Markets Debt Fund


This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Institutional Class, Investment Class, Premier Class or Class A, B and C shares Prospectuses dated February 28, 2001 (each, a "Prospectus" and collectively, the "Prospectuses"). The audited financial statements for each Fund, except for the newly offered European Equity Class A, B and C shares and International Select Equity Class A, B and C shares, are included in the Funds' annual reports, which we have filed electronically with the Securities and Exchange Commission and which are incorporated by reference into this Statement of Additional Information. A copy of each Prospectus and Annual Report may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, MO 64121.

                               TABLE OF CONTENTS

                                                                                                                       PAGE
INTRODUCTION.........................................................................................................   4
ADDITIONAL INFORMATION ON FUND INVESTMENTS AND STRATEGIES AND RELATED RISKS..........................................   5
INVESTMENT RESTRICTIONS..............................................................................................  33
TRUSTEES AND OFFICERS................................................................................................  36
INVESTMENT ADVISORY AND OTHER SERVICES...............................................................................  39
DISTRIBUTION OF FUND SHARES..........................................................................................  42
SERVICE PLAN.........................................................................................................  47
PORTFOLIO TRANSACTIONS...............................................................................................  49
PURCHASE AND REDEMPTION OF SHARES....................................................................................  52
PERFORMANCE INFORMATION..............................................................................................  54
TAXES................................................................................................................  58
GENERAL INFORMATION ABOUT THE TRUST..................................................................................  65
ADDITIONAL INFORMATION...............................................................................................  76
FINANCIAL STATEMENTS.................................................................................................  76
APPENDIX A DESCRIPTION OF RATINGS CATEGORIES OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP..  78
APPENDIX B QUALITY DISTRIBUTION FOR EMERGING MARKETS DEBT FUND.......................................................  80

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. None of the Prospectuses constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds are not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                                  INTRODUCTION

The Trust is an open-end, management investment company that currently consists of fifteen separate investment series, including the following seven series (the "Funds"):

International Select Equity
European Equity
International Small Cap Equity
Emerging Markets Equity

(collectively, the "Equity Funds")


Global Fixed Income
International Fixed Income
Emerging Markets Debt


(collectively, the "Fixed Income Funds").

Each of the Fixed Income Funds is "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Equity Funds is "diversified" within the meaning of the 1940 Act.

Deutsche Asset Management Investment Services Limited (the "Adviser" or "DeAMIS") serves as investment adviser to all of the Funds other than European Equity. Deutsche Asset Management, Inc. ("DeAM, Inc.") serves as investment adviser to European Equity. ICC Distributors, Inc. (the "Distributor") serves as the Funds' principal underwriter and distributor.

The information contained in this Statement of Additional Information generally supplements the information contained in the Prospectus. No investor should invest in shares of a Fund without first reading the Prospectus. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in the Prospectus.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS
                        AND STRATEGIES AND RELATED RISKS

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

International Select Equity
---------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of foreign companies located in the countries that make up the MSCI EAFER Index. Up to 35% of the Fund's total assets may include cash equivalents, U.S. investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality), and equity and equity related securities of U.S. issuers.

The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency rates, security prices, interest rates and other factors that affect security values.

European Equity
---------------

Under normal conditions, the Fund invests at least 65% of its assets in the equity and equity related securities of European companies. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality), and securities of non-European issuers (including the U.S.). The Fund may invest a significant portion of its assets in a single country.

International Small Cap Equity
------------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of small capitalization companies located in countries other than the United States. Small capitalization companies are: (i) companies ranked according to market capitalization outside the top 25% of issuers listed on a stock exchange, (ii) companies listed on a secondary market and (iii) companies whose securities are not listed on a stock exchange or secondary market. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity securities of large and medium capitalization companies located outside the U.S. and companies of any size located in the U.S. The Fund may invest more than 25% of its assets in securities of small cap companies located in each of Japan and the United Kingdom. The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.

Emerging Markets Equity
------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of growth-oriented companies located in emerging securities markets. Up to 35% of the Fund's total assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or in unrated securities that the adviser considers of comparable quality) and equity and equity related securities traded in developed markets (including the U.S.). The Fund may invest more than 25% of its assets in securities of Mexican, Brazilian and Taiwanese companies. The Fund may use derivatives, including futures, options and foreign currency transactions to lessen its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values.


Global Fixed Income
-------------------

Under normal conditions, the Fund invests at least 65% of its total assets in investment grade fixed income securities of issuers located throughout the world. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the four highest categories by a major independent rating agency, or in unrated securities that the adviser considers of comparable quality. The Fund may invest up to 15% of its total assets in fixed income securities rated below investment grade (high yield/high risk bonds), including the securities of issuers in emerging securities markets. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents. The Fund may invest more than 50% of its total assets in securities denominated in the euro, the Yen, Sterling and the U.S. Dollar. The Fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

International Fixed Income
--------------------------

Under normal conditions, the Fund invests at least 65% of its total assets in the fixed income securities of foreign issuers. The Fund invests in investment grade fixed income securities that, at the time of purchase, are rated in one of the three highest categories by a major independent rating agency, or in unrated securities the adviser considers of comparable quality. The Fund may invest up to 10% of its total assets in investment grade fixed income securities rated in the fourth highest category. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents and in U.S. fixed income securities. The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of companies located in each of Japan and the United Kingdom. The Fund uses derivatives, including forward contracts and currency options to control volatility and achieve desired currency weightings in a cost-effective manner.

Emerging Markets Debt
---------------------

Under normal circumstances, the Fund invests at least 65% of its total assets in the (high yield/high risk) fixed income securities of issuers located in countries with new or emerging securities markets. These include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. Up to 35% of the Fund's total assets may be invested in domestic and foreign cash equivalents and U.S. investment grade fixed income securities. The Fund may invest more than 25% of its total assets in the sovereign debt securities of companies located in each of Argentina, Brazil and Mexico. Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed countryor in a local currency.

FOREIGN SECURITIES

GENERAL. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including U.S. dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers.
Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. For purposes of each Fund's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country. Each of the international equity funds intends to invest in at least three foreign countries. Each of the global equity funds intends to invest in at least three countries (including the U.S.). Each of the Equity Funds intends to invest at least 60% of its total assets directly in stocks.

To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Funds may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

INVESTMENTS IN EMERGING MARKETS. Each of the Funds may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.

CURRENCY MANAGEMENT TECHNIQUES

GENERAL. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

In an attempt to manage exposure to currency exchange rate fluctuations, the Funds may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. The Funds may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Funds will exchange currencies in the normal course of managing its investments and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for cash, for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward currency contracts in several circumstances for both hedging and non-hedging purposes. When purchase or sold for non-hedging purposes, forward currency contracts are speculative. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward currency contracts in an attempt to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

A Fixed Income Fund may sell U.S. dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the U.S. dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Adviser's intention that each Fund's net U.S. dollar currency exposure generally will not fall below zero (i.e., that net short positions in the U.S. dollar generally will not be taken).

Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the U.S. dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward currency contracts may be restricted.

A Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Funds may enter into forward currency contracts in an attempt to reduce currency exchange rate risks, transactions in currency contracts involve certain other risks. Thus, while the Funds may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

A Fund's activities in forward currency exchange contracts, currency options and currency futures contracts and related options (see below) may be limited by the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

CROSS HEDGING. At the discretion of the Adviser, each of the Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

Each of the Funds may write covered put and call options and purchase put and call options. Such options may relate to particular U.S. or non-U.S. securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. The Funds may write put and call options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter.

WRITTEN OPTIONS. The Funds may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire the securities that are subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

CURRENCY OPTIONS. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.

STOCK INDEX OPTIONS The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

OTHER CONSIDERATIONS. An option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds (in case of a call option), or is less than (in the case of a put option), the option's exercise price. The amount of this payment will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with the Fund's custodian cash or liquid securities equal to the contract value. A call option on a security or an index is also covered if the Fund holds a call on the same security or index as the call written by the Fund where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Fund's custodian. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS

To hedge against changes in interest rates or securities prices and for certain non-hedging purposes, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments, currencies and indices. The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. The Funds may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Futures contracts that a Fund may use for hedging purposes include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Funds may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised), which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Funds will engage in futures and related options transactions only for hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which they expect to purchase. Except as stated below for all the Funds, the Funds' futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Trust's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with the Trust's custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures or option position prior to its maturity or expiration date.

In the event of an imperfect correlation between a futures or options position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying portfolio securities. The risk that the Funds will be unable to close out a futures or related options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.

The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Except as set forth above under "Futures Contracts and Related Options--Other Considerations", there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.

FIXED INCOME SECURITIES

GENERAL. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Fixed Income Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the

Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

REGISTERED LOANS. Emerging Markets Debt may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, Emerging Markets Debt will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, Emerging Markets Debt will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, Emerging Markets Debt may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, Emerging Markets Debt will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Emerging Markets Debt's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from Emerging Markets Debt.

To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Adviser. For purposes of the Fund's issuer diversification and industry concentration policies, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

The Funds may also invest in separately traded principal and interest components of U.S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the
interest rates.   The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Adviser will continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's 15% limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's, Moody's and other nationally and internationally recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value.

Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.

INTEREST RATE, MORTGAGE AND CURRENCY SWAPS AND INTEREST RATE CAPS AND FLOORS. The Funds may enter into interest rate, mortgage and currency swaps and interest rate caps and floors for hedging purposes and non-hedging purposes, provided that the Emerging Local Currency Debt Fund does not expect generally to use these instruments to attempt to hedge against potential adverse changes in currency exchange rates. Inasmuch as transactions in swaps, caps and floors are entered into for good faith hedging purposes or are offset by a segregated account, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

A Fund will not enter into any interest rate, mortgage, or currency swap or interest rate cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the Securities and Exchange Commission (the "Commission") takes the position that swaps, caps and floors are illiquid investments that are subject to the Funds' 15% limitation on such investments.

The use of interest rate, mortgage and currency swaps and interest rate caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if these investment techniques were not used.

INVERSE FLOATING RATE SECURITIES. The Funds may invest up to 5% of their net assets in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

ZERO COUPON AND DEFERRED INTEREST BONDS. The Funds may invest in zero coupon bonds and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value.
The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Zero coupon and deferred interest bonds are more volatile than instruments that pay interest regularly. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."

RISK FACTORS OF LOWER QUALITY SECURITIES "JUNK BONDS". The Emerging Markets Debt Fund may invest without limit in rated and unrated fixed income securities of any credit quality, including securities in default. In addition, the Global Fixed Income Fund may invest up to 15% of its total assets in fixed income securities that are rated less than Baa by Moody's Investor Service, Inc. ("Moody's") or BBB by Standard & Poor's or, if unrated, determined to be of comparable quality by the Adviser. Securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's and comparable unrated securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. See "Taxes."

Lower quality fixed income securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult under certain adverse market conditions to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

If a fixed income security, that at the time of purchase satisfied a Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. No Fund, other than the Core Global Fixed Income Fund, Global Fixed Income Fund, and the Emerging Markets Debt Fund will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

Each of the Funds, subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities.
Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing
corporation.   Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

Each of the Equity Funds may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each mortgage pool underlying mortgage-backed securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner and non-owner occupied one-unit to four-unit residential properties, multifamily residential properties, agricultural properties, commercial properties and mixed use properties.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

AGENCY MORTGAGE SECURITIES. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the Government National Mortgage Association, ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and

Freddie Mac securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Funds may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

MORTGAGE PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may invest in collateralized mortgage obligations ("CMOs"), which are multiple class mortgage-backed securities. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and a final distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently).

STRIPPED MORTGAGE-BACKED SECURITIES. The Funds may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

A common type of SMBS will have one class receiving all of the interest from a pool of mortgage loans ("IOs"), while the other class will receive all of the principal ("POs"). The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs are generally higher than prevailing market yields on other mortgage-backed securities because the cash flow patterns of IOs are more volatile and there is a greater risk that the initial investment will not be fully recouped. Because an investment in an IO consists entirely of a right to an interest income stream and prepayments of mortgage loan principal amounts can reduce or eliminate such income stream, the value of IO's can be severely adversely affected by significant prepayments of underlying mortgage loans. In accordance with a requirement imposed by the staff of the Commission, the Adviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Funds' limitation on investments in illiquid securities. Unless the Adviser, acting pursuant to guidelines and standards established by the Board of Trustees, determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

SMALL CAPITALIZATION COMPANIES

International Small Cap Equity invests a significant portion of its assets in smaller, lesser-known, foreign companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

CUSTODIAL RECEIPTS

Each of the Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered U.S. Government securities by the Staff of the Commission, however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent).

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For certain other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets absent unusual market conditions. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or liquid securities or a combination of both in a segregated account, which will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.

ILLIQUID SECURITIES

Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

BORROWINGS

Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, investments will not be made while borrowings (including reverse repurchase agreements and dollar rolls) are in excess of 5% of a Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Trust's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

Each of the Fixed Income Funds is "non-diversified" under the 1940 Act. Accordingly, they are subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, each Fixed Income Fund may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its total assets, a Fixed Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements (which also apply to the Equity Funds) apply only at taxable quarter-ends and are subject to certain qualifications and exceptions. To the extent that a Fixed Income Fund does not meet standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or, subject to tax requirements, Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.

Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by

Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

A Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument.

Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those for issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities--Variable and Floating Rate Instruments."

Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.

BANK OBLIGATIONS. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Non-U.S. bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of non-U.S. and U.S. banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or a non-U.S. bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a non-U.S. bank and held in the United States.

OTHER INVESTMENT COMPANIES

Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other U.S. registered investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any such other investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

                            INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Equity Fund will adhere to the following fundamental investment restriction:

  With respect to 75% of its total assets, an Equity Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


In addition, European Equity will adhere to the following fundamental investment restriction:

Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

                             TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

Name and Address                    Positions with Trust   Principal Occupation During Past
                                                           Five Years
----------------------------------------------------------------------------------------------
Paul K. Freeman (2)                Trustee                 Project Leader,
7257 South Tucson Way                                      International Institute for Applied
Englewood, CO 80112 (age 48)                               Systems Analysis (since 1998); Chief
                                                           Executive Officer, The Eric Group
                                                           Inc. (environmental insurance)
                                                           (1986-1998).

-------------------------------------------------------------------------------------------------
Graham E. Jones (1)(2)             Trustee                 Senior Vice President, BGK Realty
330 Garfield Street                                        Inc. (since 1995); Financial Manager,
Santa Fe, NM 87501                                         Practice Management Systems (medical
(age 65)                                                   information services) (1988-95);
                                                           Director, 11 closed-end funds managed
                                                           by Morgan Stanley Asset Management;
                                                           Trustee, 9 open-end mutual funds
                                                           managed by Weiss, Peck & Greer;
                                                           Trustee of 10 open-end mutual funds
                                                           managed by Sun Capital Advisers, Inc.

-------------------------------------------------------------------------------------------------
William N. Searcy (1)(2)           Trustee                 Pension & Savings Trust Officer,
2330 Shawnee Mission Pkwy                                  Sprint Corporation
Westwood, KS 66205                                         (telecommunications) (since 1989);
(age 53)                                                   Trustee of six open-end mutual funds
                                                           managed by Sun Capital Advisers, Inc.

-------------------------------------------------------------------------------------------------
Hugh G. Lynch                      Trustee                 Managing Director, International
767 Fifth Avenue                                           Investments, General Motors
New York, NY 10153                                         Investment Management Corporation
(age 62)                                                   Director, Emerging Markets Growth
                                                           Fund managed by Capital
                                                           International, Inc. (since December
                                                           1994)
-------------------------------------------------------------------------------------------------

Name and Address                    Positions with Trust   Principal Occupation During Past
                                                           Five Years
-------------------------------------------------------------------------------------------------
Edward T. Tokar (1)                Trustee                 Vice President-Investments, Honeywell
101 Columbia Road                                          International, Inc. (advanced
Morristown, NJ 07962                                       technology and manufacturer) (since
(age 52)                                                   1985).

-------------------------------------------------------------------------------------------------
Richard T. Hale                    President               Trustee of each of the other
One South Street                                           investment companies within the
Baltimore, MD  21202                                       Deutsche Asset Management mutual fund
(age 55)                                                   complex;
                                                           Managing Director, Deutsche Asset
                                                           Management; Managing Director,
                                                           Deutsche Banc Alex. Brown
                                                           Incorporated;
                                                           Director and President, Investment
                                                           Company Capital Corp.

-------------------------------------------------------------------------------------------------
David W. Baldt                     Vice President          Managing Director of Active Fixed
150 S. Independence Sq.                                    Income, Deutsche Asset Management,
W. Philadelphia, PA 19106                                  Inc. (since 1989).
(age 50)

-------------------------------------------------------------------------------------------------
James H. Grifo                     Vice President          Managing Director and Executive Vice
150 S. Independence Sq.                                    President, Deutsche Asset Management,
W. Philadelphia, PA 19106                                  Inc. (since 1996); Senior Vice
(age 48)                                                   President, GT Global Financial
                                                           (1990 - 1996).

-------------------------------------------------------------------------------------------------
Charles A. Rizzo                   Treasurer               Director, Deutsche Asset Management
One South Street                                           (since 1998); Senior Manager,
Baltimore, MD 21202                                        PricewaterhouseCoopers LLP
(age 42)                                                   (1993 - 1998)

-------------------------------------------------------------------------------------------------
Amy M. Olmert (3)                  Asst. Treasurer         Director, Deutsche Asset Management
One South Street                                           Americas (since 1999); Vice
Baltimore, MD  21202                                       President, BT Alex. Brown Inc.
(age 36)                                                   (1997-1999); Senior Manager,
                                                           PricewaterhouseCoopers LLP
                                                           (1988-1997).

-------------------------------------------------------------------------------------------------
Daniel O. Hirsch                   Secretary               Principal, Deutsche Asset Management
One South Street                                           Americas (since 1999); Director,
Baltimore, MD  21202                                       Deutsche Bank Alex. Brown
(age 45)                                                   Incorporated and Investment Company
                                                           Capital Corp. (since 1998); Assistant
                                                           General Counsel, Office of the
                                                           General Counsel, United States
                                                           Securities and Exchange Commission
                                                           (1993-1998).

-------------------------------------------------------------------------------------------------

-------------
1  Member of the Trust's Pricing Committee.
2  Member of the Trust's Audit Committee.
3  Member of the Trust's Dividend Committee.

It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws.

Messrs. Jones, Freeman, and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

As of February 17, 2000, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,000 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees.


The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Trust ended October 31, 2000:




                         Pension or Retirement
                        Benefits Accrued as Part      Aggregate Compensation
Name of Trustees          of Fund Expenses            from the Trust/Complex*
----------------          ----------------            -----------------------
Paul K. Freeman                   $0                         $17,000
Graham E. Jones                   $0                         $18,000
William N. Searcy                 $0                         $21,000
Hugh G. Lynch/1/                  $0                         $15,000
Edward T. Tokar                   $0                         $15,000


------------

 * The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.

/1/ Of amounts payable to Mr. Lynch, $3,750, was deferred pursuant to a deferred compensation plan.

On August 17, 2000, the Trustees adopted a Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, any Trustee who receives fees from the Company is permitted to defer up to 100% of his annual compensation. As of the date of this SAI, the Trust currently has one Trustee in the Deferred Compensation Plan. The deferring Trustee may select from among the funds in the Morgan Grenfell Investment Trust in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustee's deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

DeAMIS of London, England acts as investment adviser to each Fund, except European Equity. Deutsche Asset Management, Inc. acts as investment adviser to European Equity. Effective October 6, 1999, Morgan Grenfell Investment Services Limited, changed its name to Deutsche Asset Management Investment Services Limited ("DeAMIS"). On December 2, 1999, a majority of the shareholders of the European Equity approved a change of the Fund's investment adviser from DeAMIS to Deutsche Asset Management, Inc. ("DeAM, Inc."). This change became effective on December 23, 1999. Each of DeAMIS and DeAM, Inc. are referred to individually as an "Adviser" and collectively as the "Advisers."

DeAMIS acts as investment adviser to each Fund, except European Equity, pursuant to the terms of two Management Contracts between the Trust and DeAMIS. DeAM, Inc. acts as investment adviser to European Equity pursuant to the terms of a Management Contract between the Trust and DeAM, Inc.

Pursuant to the Management Contracts, each Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. Each Adviser determines on a continuous basis, the allocation of each Fund's investments among countries. Each Adviser is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser.

Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Adviser a monthly fee at an annual rate of each Fund's average daily net assets as follows:



                                                            Annual Rate
                                                            -----------

International Select Equity                                         0.70%
European Equity                                                     0.70%
International Small Cap Equity                                      1.00%
Emerging Markets Equity                                             1.00%
Global Fixed Income                                                 0.50%
International Fixed Income                                          0.50%
Emerging Markets Debt                                               1.00%


The advisory fees are paid monthly and will be prorated if the Adviser shall not have acted as a Fund's investment adviser during the entire monthly period.

The Adviser and the Administrator have contractually agreed, for the 16-month period from each Fund's most recently completed fiscal year, to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectus. These contractual fee waivers may only be changed by the Funds' Board of Trustees.


For the fiscal period ended October 31, 1998, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, Core Global Fixed Income, International Fixed Income and Emerging Markets Debt paid net advisory fees of $0, $215,268, $302,152, $594,742, $262,756, $13,051, $0, and $1,035,966, respectively. For the fiscal period ended October 31, 1999, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, Core Global Fixed Income, International Fixed Income and Emerging Markets Debt paid advisory fees of $138,068, $312,589, $229,335, $1,086,185, $279,603, $166,062, $113,859,
and $2,822,307, respectively. For the fiscal period ended October 31, 2000, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt paid advisory fees of $-, $-, $-, $-, $-, $-, and $-, respectively. The foregoing advisory fee payments and non-payments reflect expense limitations that were in effect during the indicated periods. The Funds not listed in this paragraph were not in operation during the relevant periods and, accordingly, paid no advisory fees for such periods.


The Management Contracts were last approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to either Management Contract or "interested persons" of such parties. Each Management Contract will continue in effect with respect to each Fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or "interested persons" (as such term is defined in the 1940
Act) of such parties, or by a vote of a majority of the outstanding shares of such Fund. Each Management

Contract is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the affected Fund, at any time without penalty on 60 days' written notice to the Adviser. Termination of a Management Contract with respect to a Fund will not terminate or otherwise invalidate any provision of the Management Contract between the Adviser and any other Fund. The Adviser may terminate a Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its assignment
(as such term is defined in the 1940 Act).

Each Management Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Adviser and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases their procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangement with the Adviser outweighs any disadvantages that may result from contemporaneous transactions.

DeAMIS is registered with the Commission as an investment adviser and provides a full range of international investment advisory services to individual and institutional clients. DeAM, Inc. is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAM, Inc. serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.
Both DeAMIS and DeAM, Inc. indirect wholly-owned subsidiaries of Deutsche Bank A.G., an international commercial and investment banking group. As of December 31, 2000, DeAMIS managed approximately $--- billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadviser: RSI International Equity Fund. As of December 31, 2000, DeAM, Inc. managed approximately $--- billion in assets for various individual and institutional accounts, including the Morgan Grenfell SMALLCap Fund, a registered investment company for which it acts as an investment adviser.

PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's Prospectus.

PORTFOLIO TURNOVER


The Funds do not expect to trade in securities for short-term gain. Each Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal period ended October 31, 1998, the portfolio turnover rates for International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt were 127%, 49%, 106%, 85%, 182%, 181% and 638%, respectively. For the fiscal period ended October 31, 1999, the portfolio turnover rates for International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt were 239%, 80%, 86%, 70%, 161%, 140% and 397%, respectively. For the fiscal period ended October 31, 2000, the portfolio turnover rates for International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt were %, %, %, %, %, % and %, respectively.


THE ADMINISTRATOR

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Administrator"), One South Street, Baltimore, Maryland 21202, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.25% for the Fixed Income Funds; 0.30% for the Equity Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to the Funds. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of each Fund's net assets as demonstrated in the Expenses Information tables in the prospectus. In its sole discretion the Adviser may terminate or modify this voluntary agreement at any time.

For the fiscal period ended October 31, 2000, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt paid the Administrator administration fees of $, $, $, $, $, $and $, respectively. For the fiscal period ended October 31, 1999, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt paid the Administrator administration fees of $59,172, $133,967, $68,801, $325,855,
$139,802, $56,929 and $705,369, respectively.  Prior to November 1, 1998,

SEI Financial Management Company was the Administrator for the funds. For the fiscal year ended October 31, 1998, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt paid the Administrator administration fees of $60,177, $60,177, $60,177, $70,980, $68,216, $60,177, and $116,281 respectively. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).


The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST

The expenses borne by the Fund include: (i) fees and expenses of any investment adviser and any administrator of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations;
(iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Funds; (viii) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds and registering the Funds as a broker or a dealer;
(ix) the fees and expenses of Trustees who are not affiliated with the Adviser;
(x) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT

Investment Company Capital Corp. ("ICCC") One South Street, Baltimore, Maryland 21202, has been retained as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and
(ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

THE DISTRIBUTOR AND DISTRIBUTION OF FUND SHARES

The Trust, on behalf of the Funds, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine

04101 ("ICC Distributors" or the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund.

ICC Distributors serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement which provides for distribution of each class of shares.

The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and each Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Board of Trustees and the Trust's Declaration of Trust and By-Laws; and (v) provide the Board of Trustees with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Trust and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Trust's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Trust, without penalty, by the vote of a majority of the Trust's Independent Trustees or by a vote of a majority of the Trust's outstanding Shares of the related Fund and/or class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each Series or class thereof of the Trust provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the series and its related class of the Trust or (ii) a vote of a majority of the Trust's Board of Trustees including a majority of the Independent Trustees and, with respect to each Series and class of the Trust for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was most recently approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of such parties.

ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Trust. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

                          CLASS A, B AND C SHARES ONLY

In addition, with respect to Class A, B and C Shares of European Equity and International Select Equity, these Classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. European Equity and International Select Equity may also enter into Shareholder Servicing Agreements pursuant to which the Adviser or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)

European Equity and International Select Equity Class A, B and C Shares are offered for the first time with this Statement of Additional Information and prospectuses dated February 28, 2001, the Fund's distributor did not receive any fees for providing distribution and shareholder services to Classes for the last fiscal year.

Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. European Equity and International Select Equity have adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under each plan, European Equity and International Select Equity pay a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by European Equity and International Select Equity's Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit European Equity and

International Select Equity and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of European Equity and International Select Equity. The Plans may be terminated at any time by the vote of a majority of European Equity and International Select Equity 's Independent Trustees or by a vote of a majority of the European Equity and International Select Equity 's outstanding Shares (as defined under "Capital Stock").

During the continuance of the Plans, European Equity and International Select Equity 's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of European Equity and International Select Equity 's Independent Trustees shall be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to European Equity and International Select Equity for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of European Equity and International Select Equity to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICC Distributors pays the distribution-related expenses of European Equity and International Select Equity including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


CUSTODIAN

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under the Custodian Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning each Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Trust.

                                  SERVICE PLAN

                            (INVESTMENT SHARES ONLY)

Each Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Funds may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Investment shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law. If your service plan is terminated, your shares will be converted to Institutional shares of the same Fund.

As compensation for such services, each Service Organization of the Funds is entitled to approve a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of the services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") ) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standard set forth in part 4 of Title I of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403 (c) (1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404 (a) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406 (a) (1) (D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3 (14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406 (a) (1) (D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406 (b) (1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account.

Section 406 (b) (3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over- the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consideration may also be given to the broker-dealer's sale of shares of the Funds. In addition, the Management Contracts authorize the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.


Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal period ended October 31, 2000, the Adviser paid the following brokerage commissions for research services: for the Emerging Markets Equity $, for the European Equity $, for the International Select Equity $ and for the International Small Cap Equity $. During the fiscal period ended October 31, 1999, the Adviser paid the following brokerage commissions for research services: for the Emerging Markets Equity $26,515, for the

European Equity $6,289, for the International Select Equity $81,711 and for the International Small Cap Equity $6,122.


Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers"). These brokers may include but are not limited to Morgan Grenfell Asia and Morgan Grenfell Debt Arbitrage Trading.

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Funds to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Funds placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith. For the fiscal period ended October 31, 1998, the European Equity Fund paid brokerage commissions in the amount of $54 to Deutsche Morgan Grenfell London, an Affiliated Broker. This represents 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 1% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.


For the fiscal period ended October 31, 2000, Emerging Markets Equity, European Equity, International Select Equity and International Small Cap Equity paid brokerage commissions in the amount of $___, $___, $___ and $___, respectively, to Bankers Trust Company, an Affiliated Broker. This represents __%, __%, __% and __%, respectively, of the aggregate brokerage commissions paid by each Fund in the fiscal year and ___%, ___%, ___% and ___%, respectively, of the aggregate dollar amount of transactions effected by each Fund in the fiscal year.

For the fiscal period ended October 31, 2000, the International Small Cap Equity paid brokerage commissions in the amount of $___ to Deutsche Morgan Grenfell London, an Affiliated Broker. This represents ___% of the aggregate brokerage commissions paid by the Fund in the fiscal year and ___% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.


Affiliated Brokers do not knowingly participate in commissions paid by the Funds to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


For the fiscal year ended October 31, 1998, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt paid aggregate brokerage commissions of $23,210.14, $99,051.25, $289,584.88,
$623,475.42, $0, $0 and $0, respectively. For the fiscal period ended October 31, 1999, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt paid aggregate brokerage commissions of $252,586, $176,478, $142,724, $880,921, $0, $0, and $0, respectively. For the fiscal period ended October 31, 2000, International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt paid aggregate brokerage commissions of $, $, $, $, $, $, and $, respectively.



As of October 31, 2000, none of the Funds held securities of its regular broker-dealers.

                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are distributed by ICC Distributors, the Distributor. The Funds offer six classes of shares, Institutional Class, Investment Class and Premier Class shares, as well as Class A, B and C Shares. General information on how to buy shares of the Funds is set forth in "Buying and Selling Fund Shares" in each Fund's Prospectus. The following supplements that information.


Investors may invest in European Equity Premier Class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. Investors may invest in Institutional shares by establishing a shareholder account directly with the Fund's transfer agent. Investors may invest in European Equity and International Equity Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional Class and Investment Class, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.


Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
Time) and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of each Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. Each Fund computes net asset value for each class of its shares at the close of such regular trading, which is generally 4:00 p.m. Eastern time, on each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day"). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price the Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the 4:00 P.M. (Eastern time) close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                            PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the Institutional share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in Institutional shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

YIELD

From time to time, the Fixed Income Funds may advertise their yield. Yield is calculated separately for Premier shares, Investment shares and Institutional shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of a class of shares of a Fund refers to the annualized income generated by an investment in the class of shares of the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                   a-b
YIELD  =  2  [  (  ----   +  1  )  6  - 1  ]
                   cd
Where:         a    =      dividends and interest earned by the Fund during the
                           period;
               b    =      net expenses accrued for the period;
               c    =      average daily number of shares outstanding during the
                           period entitled
                           to receive dividends; and
               d    =      maximum offering price per share on the last day of
                           the period.

Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare the Funds with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 30-day period ended October 31, 2000, the yields of Institutional shares of Emerging Markets Debt, Global Fixed Income and International Fixed Income were %, %, and % respectively. If the expense limitations for these Funds had not been in effect during this period, the yields of Institutional shares of Emerging Markets Debt, Global Fixed Income and International Fixed Income would have been %, % and %, respectively.

For the 30-day period ended October 31, 2000, the yield of Investment shares of Emerging Markets Debt was %. If the expense limitation for the Fund had not been in effect during this period, the yield of Investment shares of Emerging
Markets Debt would have been   %.

TOTAL RETURN

Average annual total return is calculated separately for each Share Class of a Fund. Each class of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. Each Fund that advertises "average annual total return" for a class of its shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

       ERV
T = [( --- ) 1/n  - 1]
        P

Where:    T  =   average annual total return,

        ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion
                 thereof);
          P  =   hypothetical initial payment of $1,000; and
          n  =   period covered by the computation, expressed in years.

Each Fund that advertises "aggregate total return" for a class of its shares computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 ERV
Aggregate Total Return  =  [  (  ---  )  -  1  ]
                                  P

The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

For the fiscal year ended October 31, 2000, the average annual total return of Institutional shares of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt were %, %, %, %, %, % and %, respectively. For the five year period ended October 31, 2000, the average annual total return of Institutional shares of International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt were %, %, %, % and %, respectively. For their respective periods from commencement of operations to October 31, 2000, the average annual total returns for Institutional shares of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income and Emerging Markets Debt were %, %, %, %, %, % and %, respectively.

For the fiscal year ended October 31, 2000, the average annual total returns for Investment shares of International Select Equity, European Equity and Emerging Markets Equity Fund were %, % and %, respectively. If the expense limitations described in the Prospectus for the above Funds had not been in effect during the indicated periods, the total returns for Investment shares of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

For the fiscal year ended October 31, 2000, the average annual total returns for Premier shares of International Select Equity was %. If the expense limitations described in the Prospectus for the above Funds had not been in effect during the indicated periods, the total returns for Premier shares of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

No return information is provided for Class A, B and C Shares because they are being offered for the first time by this prospectus.

The Funds may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse, First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of any Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                                     TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL

Each Fund is a separate taxable entity. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code.

Qualification of a Fund as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures or forward contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under such regulations.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of its "investment company taxable income" (which includes dividends, interest, accrued original issue discount and recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors such as the Funds and may therefore make it more difficult for the Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, the Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain futures contracts, forward contracts and options held by the Funds will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Funds' taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark to market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by the Funds. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under
Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result that either no dividends are paid or a portion of the Fund's dividends is treated as a return of capital, which is nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally gives rise to capital gains.

Each Fund's investments in zero coupon securities, deferred interest securities, increasing-rate securities, pay-in-kind securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark to market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The Funds anticipate that they will be subject to foreign withholding or other foreign taxes on certain income they derive from foreign securities, possibly including, in some cases, capital gains from the sale of such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, a Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions they actually receive) their pro rata shares of qualified foreign taxes paid by the Fund (not in excess of its actual tax liability) even though not actually received by the shareholders, and (ii) treat such respective pro rata portions as foreign taxes paid by them. If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to satisfaction of certain holding period requirements and to other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election referred to above.

If a shareholder chooses to take a credit for the qualified foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of a Fund that makes the election described above may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If a Fund does not make this election or otherwise pays foreign taxes that cannot be passed through to shareholders, it generally may deduct such taxes in computing its investment company taxable income.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. Each Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, certain structured securities and interest rate floors and caps are unclear in certain respects, and the Funds may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Funds engage in these transactions or acquire these instruments.

Each of the Fixed Income Funds discussed in this SAI, other than the International Fixed Income Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default.
Investments in debt obligations that are at risk of or in default present special tax issues for these Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by these Funds, to the extent they invest in such securities, in order to reduce the risk of their distributing insufficient income to preserve their status as regulated investment companies and seek to avoid having to pay federal income or excise tax.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and, accordingly, would generally not be distributed to shareholders.

At October 31, 2000 the following Funds had available realized capital losses to offset future net capital gains:

                                                    Expiration
                                                       Date
                                                       ----
Emerging Markets Equity Fund           $____         10/31/2006
Global Fixed Income Fund                ____         10/31/2007
Core Global Fixed Income Fund           ____         10/31/2007
International Fixed Income Fund         ____         10/31/2007
Emerging Markets Debt Fund              ____         10/31/2006

U.S. SHAREHOLDERS--DISTRIBUTIONS


For U.S. federal income tax purposes, distributions by the Funds, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions from investment company taxable income of any Fund for the year will be taxable as ordinary income. Distributions to corporate shareholders designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period requirements and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from U.S. domestic corporations, it is unlikely that any significant portion of any Fund's distributions will qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character. Any loss realized on the sale, redemption or other disposition of the shares of any Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from a Fund's net long-term capital gains) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Funds with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Funds that the payee has failed to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Funds is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

Shareholders who, as to the United States, are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors generally will be subject to U.S. withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Any gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers about the applicability of U.S. federal income or withholding taxes to certain distributions received by them.

STATE AND LOCAL

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                      GENERAL INFORMATION ABOUT THE TRUST

GENERAL

The Trust is an open-end investment company organized as a Delaware business trust on September 13, 1993. The Trust commenced operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the thirteen Funds described in this SAI and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established three classes of shares: Institutional shares, Investment shares and Premier shares. On February 28, 2000, the European Equity Growth Fund changed its name to European Equity as indicated on the cover page of this Statement of Additional Information.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights to voting, redemption, dividends and liquidation, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund.
Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of December 31, 2000 the following shareholders owned the following respective percentages of the outstanding Institutional shares of the indicated
Funds:

                                                                                 Percentage of
Fund                                  Shareholder Name and Address            Outstanding Shares
                                                                                  of the Fund
-------------------------------------------------------------------------------------------------
European Equity              National Financial Services Corp for the
                             Exclusive Benefits of our Customers, 200
                             Liberty St, 1 World Financial Ctr, New York,
                             NY  100261-1003
----------------------------------------------------------------------------------------------
                             Charles Schwab & Co. Inc. Special Custody
                             Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
                             National Investor Services Corp for the
                             Exclusive Benefit of our Customers, 55 Water
                             St, Fl 32, New York, NY 10041-3288
-------------------------------------------------------------------------------------------------
International Select Equity  Charles Schwab & Co., Inc. Special Custody
                             Account Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------


                                                                                 Percentage of
Fund                                  Shareholder Name and Address            Outstanding Shares
                                                                                  of the Fund
-------------------------------------------------------------------------------------------------
                             Bear Sterns Securities Corp. FBO 102-22352-10,
                             1 Metortech Center North, Brooklyn, NY
                             11201-3870
-------------------------------------------------------------------------------------------------
                             Deutsche Bank Securities, Inc. C/F
                             360-01618-83, 1251 6th Avenue, New York, NY
                             10020-1104
-------------------------------------------------------------------------------------------------
International Small Cap      Public School Employees Retirement System C/O
Equity                       State Street PA Svcs, 30 N 3rd Street Ste 750,
                             Harrisburg, PA 17101-1712
-------------------------------------------------------------------------------------------------
                             State Street Bank & Trust Co. Ttee Black &
                             Decker Defined Benefit Plan, P O Box 1992,
                             Boston, MA 02105-1992
-------------------------------------------------------------------------------------------------
                             State Street Bank & Trust Co. Cust FBO: Pitney
                             Bowes Retirement Plan, One Enterprise Drive
                             W7A, North Quincy, MA 02171-2126
-------------------------------------------------------------------------------------------------
                             National Financial Services Corp. For
                             Exclusive Benefit of our Customers, Sal Vella,
                             200 Liberty Street, New York, NY 10281-1003
-------------------------------------------------------------------------------------------------

                                                                                 Percentage of
Fund                                  Shareholder Name and Address            Outstanding Shares
                                                                                  of the Fund
-------------------------------------------------------------------------------------------------
Emerging Markets Equity      Northern Trust Company TR C/O Motorola
                             Employees Savings & Profit Sharing Trust
                             17-72410, P O Box 92956, Chicago, Il 60675-2956
-------------------------------------------------------------------------------------------------
                             Public Employees' Retirement Association Attn
                             Daryl Roberts, 1300 Logan Street, Denver, Co.
                             80203-2386
-------------------------------------------------------------------------------------------------
Global Fixed Income          Museum of Fine Arts Boston, Mr. Thomas W.
                             Fitzgerald, 465 Huntington Avenue, Boston, MA
                             02115-5597
-------------------------------------------------------------------------------------------------
                             Boston Latin School Association, 41 West
                             Street 6th Floor, Boston, MA  02111
-------------------------------------------------------------------------------------------------
                             National Financial Services Corp for the
                             Exclusive Benefit of our Customers Attn Mutual
                             Funds No Loads 5th Floor 200 Liberty Street, 1
                             World Financial, New York, NY 10281-1003
-------------------------------------------------------------------------------------------------



                                                                                 Percentage of
Fund                                  Shareholder Name and Address            Outstanding Shares
                                                                                  of the Fund
-------------------------------------------------------------------------------------------------
International Fixed Income   Chase Manhattan Bank TR FBO Federal-Mogul
                             Corporation Pension Masters Trust - B, 26555
                             Northwestern Hwy, Southfield, MI 48034-2146
-------------------------------------------------------------------------------------------------
                             Northern Trust & Barbara Trueman & Jack
                             Vanfossen & David Rismiller TR, James R.
                             Trueman IRREV Subchapter S Trust, 50 S.
                             Lasalle Street, P O Box 92956, Chicago, Il
                             60675-2956
-------------------------------------------------------------------------------------------------
                             Bay City Policeman & Fireman Retirement System
                             Defined Benefit Pension Plan C/O Kirk
                             Vandagens, 3331 W. Big Beaver Road, Ste 200,
                             Troy, MI 48084-2814
-------------------------------------------------------------------------------------------------

                                                                                 Percentage of
Fund                                  Shareholder Name and Address            Outstanding Shares
                                                                                  of the Fund
-------------------------------------------------------------------------------------------------
Emerging Markets Debt        Bost & Co. A/C NYXF1703602, FBO Bell Atlantic
                             Master Trust, Mutual Fund Operations, P O Box
                             3198 Pittsburgh, PA 15230-3198
-------------------------------------------------------------------------------------------------
                             State of Wisconsin, Investment Board 121 E.
                             Wilson Street, P O Box 7847, Madison, WI
                             53707-7847
-------------------------------------------------------------------------------------------------
                             Los Angeles County Employees Retirement
                             Association, 300 N Lake Avenue Ste 850,
                             Pasadena, CA 91101-4109
-------------------------------------------------------------------------------------------------
                             Los Angeles City Employees Retirement Systems
                             360 E 2nd  Street, 8th Floor, Los Angeles, CA
                             90012-4238
-------------------------------------------------------------------------------------------------
                             Public School Employees Retirement System C/O
                             State Street PA Svcs, 30 N. 3rd Street Ste 750
-------------------------------------------------------------------------------------------------

As of December 31, 2000, the following shareholders owned the following respective percentages of the outstanding Investment shares of the indicated
Funds:


                                                                                 Percentage of
Fund                                  Shareholder Name and Address            Outstanding Shares
                                                                                  of the Fund
-------------------------------------------------------------------------------------------------
European Equity              Charles Schwab & Co. Inc. Special Custody
                             Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
                             National Financial Services Corp For the
                             Exclusive Benefit of our Customers Attn Mutual
                             Funds No Load 5th Floor, 200 Liberty Street, 1
                             World Financial Center, New York, NY 10281-1003
-------------------------------------------------------------------------------------------------
                             National Investor Services Corp for the
                             Exclusive Benefit of Customers 55 Water Street
                             Fl 32, New York, NY 10041-3299
-------------------------------------------------------------------------------------------------
International Select Equity  National Financial Services Corp for the
                             Exclusive Benefit of our Customers, Attn
                             Mutual Funds-No Loads-5th Floor, 200 Liberty
                             Street, 1 World Financial CTR New York, NY
-------------------------------------------------------------------------------------------------
                             Charles Schwab & Co. Inc. Special Custody
                             Account Mutual Funds Department, 101
                             Montgomery Street, San Fancisco, CA 94104-4122                   %
-------------------------------------------------------------------------------------------------

As of December 31, 2000, the following shareholders owned the following respective percentages of the outstanding Premier shares of the indicated Funds:



                                                                                 Percentage of
Fund                                  Shareholder Name and Address            Outstanding Shares
                                                                                  of the Fund
-------------------------------------------------------------------------------------------------
International Select Equity   Public Employees Retirement Association Attn
                              Daryl Roberts, 1300 Logan Street, Denver, CO
                              80203-2386                                                     %
-------------------------------------------------------------------------------------------------


SHAREHOLDER AND TRUSTEE LIABILITY

The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of each Fund receive an annual report containing audited financial statements and semi-annual report. All transactions in all Share Classes of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Funds for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and the securities are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 serves as the Trust's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds and certain other series of the Trust. If further information is desired with respect to the Trust, the Funds or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS


The Trust's audited financial statements for the period ended October 31, 2000 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the report of _________________________, the Trust's independent accountants, as experts in accounting and auditing.


The financial statements of the Trust for the periods ended on and prior to October 31, 2000 are incorporated by reference into this Statement of Additional Information from the Trust's

2000 Annual Report to Shareholders for the year ended October 31, 2000 (filed electronically on December 30, 2000; file no. 811-08006, and will be attached to each copy of such Statement of Additional Information that is distributed.

                                   APPENDIX A
                      DESCRIPTION OF RATINGS CATEGORIES OF
                       MOODY'S INVESTORS SERVICE, INC. AND
                         STANDARD & POOR'S RATINGS GROUP

Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX B

              QUALITY DISTRIBUTION FOR EMERGING MARKETS DEBT FUND

As of the fiscal year ended October 31, 2000, the percentages of Emerging Market Debt's assets invested in unrated debt securities and securities rated in particular rating categories by Standard & Poor's were, on a weighted average basis, as follows*:

                                                              Percentage of Total
Standard & Poor's (Moody's) Ratings                                Investments
-----------------------------------                                -----------
Not Rated......................................................        ___%
Rated by Standard & Poor's (Moody's):
BBB-...........................................................        ___%
BB+, BB, BB-...................................................        ___%
B+.............................................................        ___%
CCC............................................................        ___%
Cash...........................................................        ___%

__________

* Based on the average of month-end portfolio holdings during the fiscal year ended October 31, 1999. Asset composition does not represent actual holdings on October 31, 2000; nor does it imply that the overall quality of portfolio holdings is fixed.

MORGAN GRENFELL INVESTMENT TRUST

No-Load Open-End Funds

One South Street

Baltimore, MD 21202

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2001

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of fifteen investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the following investment portfolios of the Trust (each, a "Fund"):

     -  Fixed Income, previously Morgan Grenfell Fixed Income Fund

     -  Municipal Bond, previously Morgan Grenfell Municipal Bond Fund

     - Short-Term Fixed Income, previously Morgan Grenfell Short-Term Fixed Income Fund

     - Short-Term Municipal Bond, previously Morgan Grenfell Short-Term Municipal Bond Fund

     -  High Yield Bond, previously Morgan Grenfell High Yield Bond Fund

     -  Smaller Companies, previously Morgan Grenfell Smaller Companies Fund

     -  Micro Cap, previously Morgan Grenfell Micro Cap Fund

     -  Total Return Bond, previously Morgan Grenfell Total Return Bond Fund

This SAI is not a prospectus, and should be read only in conjunction with the Institutional and Investment Class Prospectuses for each Fund and the Premier Class Prospectuses for High Yield Bond and Total Return Bond, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). The audited financial statements for each Fund are included in the Funds' annual and reports, which we have filed electronically with the Securities and Exchange Commission and which are incorporated by reference into the SAI. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc. ("DeAM, Inc."), the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, Missouri 64121.


                                    Page-1-

TABLE OF CONTENTS
                                                                               Page
Introduction.................................................................     3
Additional Information on Fund Investments and Strategies and Related Risks..     3
Investment Restrictions......................................................    34
Trustees and Officers........................................................    39
Investment Advisory and Other Services.......................................    42
Codes of Ethics..............................................................    44
Service Plan.................................................................    47
Portfolio Transactions.......................................................    49
Purchase and Redemption of Shares............................................    52
Performance Information......................................................    54
Taxes........................................................................    58
General Information About the Trust..........................................    65
Additional Information.......................................................    70
Financial Statements.........................................................    70
Appendix A - Description of Ratings..........................................    72
Appendix B - The Adviser's Micro Cap Investment Results......................    78

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds are not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                                    Page-2-

                                  INTRODUCTION

The Trust is an open-end, management investment company that currently consists of fifteen separate investment portfolios. This SAI relates to the following eight separate investment portfolios of the Trust (the "Funds"):

Fixed Income
Short-Term Fixed Income
High Yield Bond
Total Return Bond
(collectively, the "Fixed Income Funds")

Municipal Bond
Short-Term Municipal Bond
(collectively, the "Municipal Funds")

Smaller Companies
Micro Cap
(collectively, the "Equity Funds")

Each Fund, other than Total Return Bond, is classified as "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

Deutsche Asset Management, Inc. (the "Adviser" or "DeAM, Inc.") serves as investment adviser to the Funds. ICC Distributors, Inc. (the "Distributor" or "ICCD") serves as the Funds' principal underwriter and distributor. DeAM, Inc. also serves as the Funds' administrator (the "Administrator").

The information contained in this SAI generally supplements the information contained in the Prospectuses. No investor should invest in shares of a Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

                        AND STRATEGIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of each Fund.

Fixed Income
------------

Under normal conditions, the Fund invests at least 80% of its assets in intermediate-term U.S. Treasury, corporate, mortgage-backed, asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories by a major independent agency, or in unrated securities the Adviser considers of comparable quality. The

                                    Page-3-

Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Short-Term Fixed Income
-----------------------

Under normal conditions, the Fund invests at least 80% of its assets in short-term U.S. Treasury, corporate, mortgage-backed, asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories by a major independent agency, or in unrated securities the Adviser considers of comparable quality. The Fund, at times, may invest a substantial percentage of its assets in asset-backed securities. The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Municipal Bond
--------------

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or in unrated securities that the Adviser considers of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

                                    Page-4-

Short-Term Municipal Bond
-------------------------

Under normal conditions, the Fund invests at least 80% of net assets in municipal securities which pay interest exempt from federal income tax and at least 65% of total assets in municipal bonds. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or in unrated securities that the Adviser considers of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. In the event that any security is downgraded, the Adviser will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

Total Return Bond
-----------------

Under normal conditions, the Fund invests at least 65% of its total assets in U.S.-dollar denominated investment grade fixed income securities. The remainder of the Fund's assets may be invested in fixed income securities of foreign issuers, below investment grade fixed income securities (high yield bonds) of U.S. and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund may invest up to 17% of its assets in below investment grade fixed income securities of U.S. and foreign issuers. The Fund may also invest up to 7% of its assets in high yield bonds of issuers in countries with new or emerging securities markets. The Fund may invest up to 35% of its assets in securities denominated in a foreign currency. We may also use various instruments commonly known as "derivatives" as secondary investments. In particular, the Fund may use forward currency transactions and currency options.

High Yield Bond
---------------

Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated domestic and foreign below investment grade bonds (junk bonds) including those in countries with new or emerging securities markets. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 25% of its total assets in non-U.S. dollar-denominated, below investment grade securities. The Fund may also invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase.

Smaller Companies
-----------------

Under normal conditions, the Fund invests at least 65% of its total assets in the equity and equity related securities of U.S. small capitalization companies. The Adviser defines the small

                                    Page-5-
capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities, securities of medium and large capitalization companies and in cash. Up to 5% of the Fund's net assets may be invested in the securities of foreign issuers.

Micro Cap
---------

Under normal conditions, the Fund invests at least 65% of its total assets in the common stocks of U.S. micro capitalization companies and securities convertible into such stocks. The Adviser defines the Micro Capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 25% of the Fund's total assets may be invested in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the U.S. equity market. The Fund may invest up to 35% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered high quality.

FIXED INCOME SECURITIES

GENERAL. Each Fund may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Each of the Funds other than the Equity Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                                    Page-6-

PUT BONDS. Each of the Funds other than the Equity Funds may invest in "put" bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

Each of the Funds other than the Equity Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

CUSTODIAL RECEIPTS. Each Fund other than the Equity Funds and the Municipal Funds may invest in custodial receipts. Custodial receipts are interests in separately traded interest and principal component parts of U.S. Government securities that are issued by banks or brokerage firms and are created by depositing U.S. Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Government securities" above) are interests in

                                    Page-7-
accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ( the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered U.S. Government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Zero coupon and deferred interest bonds are more volatile than instruments that pay interest regularly. For example, Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."

COMMERCIAL PAPER

Commercial paper is a short-term, unsecured negotiable promissory note of a U.S or non-U.S issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and

                                    Page-8-
are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities--Variable and Floating Rate Instruments."

VARIABLE AND FLOATING RATE INSTRUMENTS. Each of the Funds other than the Equity Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable rate master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable rate master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") and other recognized rating organizations represent their respective opinions as to the quality of the

                                    Page-9-
obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by Standard & Poor's, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the "Commission").

LOWER QUALITY DEBT OBLIGATIONS "JUNK-BONDS". High Yield Bond and Total Return Bond may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk-bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.


As discussed above, High Yield Bond and Total Return Bond may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Adviser seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Adviser will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

                                    Page-10-

High Yield Bond and Total Return Bond may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, each Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.

The market value of fixed income securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

If a fixed income security, that at the time of purchase satisfied the Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. Municipal Bond, Short-Term Municipal Bond, Fixed Income and Short-Term Fixed Income will not continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of the Fund's net assets would consist of such securities.

CONVERTIBLE AND PREFERRED SECURITIES

Subject to its investment objectives and policies, each Fund (other than Municipal Bond and Short-Term Municipal Bond) may invest in convertible securities, which may include corporate notes or preferred stocks but are ordinarily long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in non-convertible securities.

                                    Page-11-

Each Fund (other than Municipal Bond and Short-Term Municipal Bond), subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

Each Equity Fund, High Yield Bond and Total Return Bond may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MUNICIPAL SECURITIES

The Municipal Funds and, to a more limited extent, Fixed Income, Short-Term Fixed Income, High Yield Bond and Total Return Bond may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals,

                                    Page-12-
mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Adviser based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local

                                    Page-13-
taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds other than the Equity Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

                                    Page-14-

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

                                    Page-15-

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Municipal Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Municipal Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Municipal Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20%

                                    Page-16-
limitation on each Municipal Fund's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Municipal Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

GENERAL. Fixed Income, Short-Term Fixed Income, High Yield Bond, Total Return Bond and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Fixed Income, Short-Term Fixed Income, High Yield Bond and Total Return Bond may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not

                                    Page-17-
presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

MORTGAGE-BACKED. Each of the Funds other than the Equity Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Only Fixed Income, Short-Term Fixed Income, High Yield Bond and Total Return Bond may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and a final distribution date. Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently). Although some of the mortgages underlying CMOs may be supported by various

                                    Page-18-
types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Funds do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Adviser, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Adviser will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Adviser will be the actual average life of such securities.

Each of Total Return Bond, Fixed Income and Short-Term Fixed Income, may at times, invest a significant percentage of its assets in CMOs.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the

                                    Page-19-
outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

MORTGAGE PASS-THROUGH SECURITIES. Each Fund other than the Equity Funds may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund other than the Equity Funds may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

A common type of SMBS will have one class receiving all of the interest from a pool of mortgage loans ("IOs"), while the other class will receive all of the principal ("POs"). The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs are generally higher than prevailing market yields on other mortgage-backed securities because the cash flow patterns of IOs are more volatile and there is a greater risk that the initial investment will not be fully recouped. Because an investment in an IO consists entirely of a right to an interest income stream and prepayments of mortgage loan principal amounts can reduce or eliminate such income stream, the value of IOs can be severely adversely affected by significant prepayments of underlying mortgage loans. In accordance with a requirement imposed by the staff of the Commission, the Adviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Adviser, acting pursuant to guidelines and standards established by the Board of Trustees, determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

ASSET-BACKED SECURITIES. Fixed Income, Short-Term Fixed Income, High Yield Bond and Total Return Bond may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Short-Term Fixed Income may, at times, invest a significant percentage of its assets in asset-backed securities.

                                    Page-20-

SECURITIES OF FOREIGN ISSUERS

FOREIGN SECURITIES. Subject to their respective investment objectives and policies, each of the Funds other than the Municipal Funds may invest in securities of foreign issuers and supranational entities. [The non-U.S. investments of the Equity Funds, High Yield Bond and Total Return Bond may be denominated in any currency/ The investments of Fixed Income and Short-Term Fixed Income in foreign securities may be denominated only in the U.S. dollar.] Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. For purposes of the Fund's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

To the extent the investments of the Equity Funds and Total Return Bond are denominated in foreign currencies, the net asset values of such Funds may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Equity Funds and Total Return Bond will incur transaction costs in connection with conversions between currencies.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which each of the Funds other than the Municipal Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds other than the Municipal Funds may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Currently, Fixed Income and Short-Term Fixed Income intend to invest only in obligations issued or guaranteed by the Asian Development

                                    Page-21-

Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the "World Bank"), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

EQUITY AND EQUITY RELATED SECURITIES

The Funds may invest in common stock, preferred stock, warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment. Smaller Companies will invest at least 60% of its assets directly in stocks.

SMALL AND MICRO CAPITALIZATION COMPANIES

Smaller Companies and Micro Cap invest a significant portion of their assets in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Many smaller capitalization companies in which Smaller Companies and Micro Cap may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, there may be less publicly available information concerning these companies than exists for larger capitalization companies. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. Total Return Bond and High Yield Bond may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR

                                    Page-22-
may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

INVESTMENTS IN EMERGING MARKETS. High Yield Bond and Total Return Bond may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. Total Return Bond may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.

CURRENCY MANAGEMENT TECHNIQUES

To the extent that they invest in securities denominated or quoted in foreign currencies, the Equity Funds, High Yield Bond and Total Return Bond may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. The instruments involved in Currency-Related Transactions may be considered derivative instruments. A Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Adviser is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

                                    Page-23-

GENERAL. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in a Fund's performance and the Adviser may manage a Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund's net asset value to fluctuate as well, notwithstanding the performance of the Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

In an attempt to manage exposure to currency exchange rate fluctuations, the Fund may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. The Fund may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that the Fund may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

Securities held by the Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by the Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Equity Funds and Total Return Bond may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to a Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the

                                    Page-24-
currency. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Total Return Bond may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. The Equity Funds may enter into forward currency contracts only for the following hedging purposes. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

                                    Page-25-

A Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

A Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While a Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price.

The Equity Funds and Total Return Bond's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of subchapter M of the Code, for qualification as a regulated investment company.

CROSS HEDGING. At the discretion of the Adviser, a Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying a Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

                                    Page-26-

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

GENERAL. Each Equity Fund, High Yield Bond and Total Return Bond may write covered put and call options and purchase put and call options. Such options may relate to particular U.S. or non-U.S. securities to various stock U.S. or non-U.S. indices, or to U.S. or non-U.S. currencies. The Funds may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter. These instruments may be considered derivative instruments.

WRITTEN OPTIONS. Each Equity Fund, High Yield Bond and Total Return Bond may write (sell) covered put and call options on securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. Each Equity Fund, High Yield Bond and Total Return Bond may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

A Fund may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

                                    Page-27-

OPTIONS ON STOCK INDICES OR CURRENCIES. The Equity Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Examples of well known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Equity Funds may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When an Equity Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

OTHER CONSIDERATIONS. The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker- dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the

                                    Page-28-
commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS

GENERAL. When deemed advisable by the Adviser, a Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell various kinds of futures contracts. The Fund may also enter into closing

                                   Page -29-
purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments, currencies and indices. The Fund may engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission ("CFTC"). The Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices

                                   Page -30-
or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

OTHER CONSIDERATIONS. Each Equity Fund, High Yield Bond and Total Return Bond will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and

                                   Page -31-
options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes-- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for income tax purposes. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures or option position prior to its or maturity expiration date.

In the event of an imperfect correlation between a futures or options position and the portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying portfolio securities. The Funds will attempt to minimize the risk that they will be unable to close out a

                                   Page -32-
futures or related options position by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN FORWARD CURRENCY EXCHANGE CONTRACTS, OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of High Yield Bond or any Equity Fund that may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

                                   Page -33-

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis

                                   Page -34-
only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Municipal Fund, would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets absent unusual market conditions. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

BORROWING

Each Fund may borrow for temporary or emergency purposes. Borrowings by Fixed Income and Municipal Bond may not exceed 10% of the value of their respective total assets. This borrowing may be unsecured. [Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements.] The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund will be required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To limit the potential leveraging effects of a Fund's borrowings, each Fund other than Fixed Income and Municipal Bond will not make investments while borrowings are in excess of 5% of total assets. Fixed Income and Municipal Bond may not make additional investments while they have any borrowings outstanding. Borrowing generally will exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection

                                   Page -35-
with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

Each Fund, other than Fixed Income and Municipal Bond, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

Each Fund other than Total Return Bond is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" below. Accordingly, it is subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, the Funds may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 5% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements (which also apply to the Equity Funds) apply only at taxable quarter-ends and are subject to certain qualifications and exceptions. To the extent that Total

                                   Page -36-

Return Bond does not meet the standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

CONCENTRATION OF INVESTMENTS

As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities). Currently, it is not anticipated that either Short-Term Municipal Bond or Municipal Bond will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

MORTGAGE DOLLAR ROLLS

Each of the Funds other than the Equity Funds and the Municipal Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

RESTRICTED SECURITIES

Each of the Funds other than the Municipal Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing those securities.

                                   Page -37-

ILLIQUID SECURITIES

Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

OTHER INVESTMENT COMPANIES

Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company, except that Total Return Bond has applied for an exemptive order with the Commission to invest up to 17% of its shares in institutional shares of High Yield Bond and up to 7% of its shares in institutional shares of Emerging Markets Debt. There is no assurance that such order will be granted. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. Total Return Bond will not acquire securities of another investment company if, at the time of acquisition, the other investment company owns securities of any other investment company in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each of the Funds other than the Municipal Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

BANK OBLIGATIONS

Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal

                                   Page -38-
amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

                            INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for each Fund other than Fixed Income and Municipal Bond and fundamental investment restriction (3) listed below for Fixed Income and Municipal Bond.

In addition, the policy of Municipal Bond and Short-Term Municipal Bond to invest at least 80% of each Fund's net assets in tax-exempt securities has been designated as fundamental.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM FIXED INCOME, SHORT-TERM MUNICIPAL BOND, HIGH YIELD BOND, TOTAL RETURN BOND AND THE EQUITY FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS   The Trust may not, on behalf of a Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase

                                   Page -39-
     agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, each Fund, other than Total Return Bond, will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's

                                   Page -40-
     total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS   The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other U.S.-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for Municipal Bond and Short-Term Municipal
Bond). Restricted securities (including commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO FIXED INCOME AND MUNICIPAL BOND

Fundamental Investment Restrictions. The Trust may not, on behalf of Fixed Income or Municipal Bond:

(1)  Acquire more than 10% of the voting securities of any one issuer.

(2)  Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at

                                   Page -41-
     any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and a Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, a Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

                                   Page -42-

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

(1) A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of Municipal Bond's total assets and 15% of Fixed Income's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) A Fund may not purchase securities of other U.S.-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

                             TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

Name and Address                         Positions with Trust        Principal Occupation During Past Five Years
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (2)                      Trustee                     Project Leader,
7257 South Tucson Way                                                International Institute for Applied Systems
Englewood, CO 80112 (age 48)                                         Analysis (since 1998); Chief Executive
                                                                     Officer, The Eric Group Inc. (environmental
                                                                     insurance) (1986-1998).
-------------------------------------------------------------------------------------------------------------------
Graham E. Jones (1)(2)                   Trustee                     Senior Vice President, BGK Realty Inc. (since
330 Garfield Street                                                  1995); Financial Manager, Practice Management
Santa Fe, NM 87501                                                   Systems (medical information services)
(age 65)                                                             (1988-95); Director, 11 closed-end funds
                                                                     managed by Morgan Stanley Asset Management;
                                                                     Trustee, 9 open-end mutual funds managed by
                                                                     Weiss, Peck & Greer; Trustee of 10 open-end
                                                                     mutual funds managed by Sun Capital Advisers,
                                                                     Inc.
-------------------------------------------------------------------------------------------------------------------
William N. Searcy (1)(2)                 Trustee                     Pension & Savings Trust Officer, Sprint
2330 Shawnee Mission Pkwy                                            Corporation (telecommunications) (since
Westwood, KS 66205                                                   1989); Trustee of six open-end mutual funds
(age 53)                                                             managed by Sun Capital Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------
Hugh G. Lynch                            Trustee                     Managing Director, International Investments,
767 Fifth Avenue                                                     General Motors Investment Management
New York, NY 10153                                                   Corporation
(age 62)                                                             Director, Emerging Markets Growth Fund
                                                                     managed by Capital International, Inc. (since
                                                                     December 1994)
-------------------------------------------------------------------------------------------------------------------
Edward T. Tokar (1)                      Trustee                     Vice President-Investments, Honeywell
101 Columbia Road                                                    International, Inc. (advanced technology and
Morristown, NJ 07962                                                 manufacturer) (since 1985).
(age 52)
-------------------------------------------------------------------------------------------------------------------
Richard T. Hale                          President                   Trustee of each of the other investment
One South Street                                                     companies within the Deutsche Asset
Baltimore, MD  21202                                                 Management mutual fund complex;
                                                                     Managing Director, Deutsche Asset Management;
                                                                     Managing Director, Deutsche Banc Alex. Brown
                                                                     Incorporated;
                                                                     Director and President, Investment Company
                                                                     Capital Corp.
-------------------------------------------------------------------------------------------------------------------

                                   Page -43-

Name and Address                         Positions with Trust        Principal Occupation During Past Five Years
-------------------------------------------------------------------------------------------------------------------
David W. Baldt                           Vice President              Managing Director of Active Fixed Income,
150 S. Independence Sq.                                              Deutsche Asset Management, Inc. (since 1989).
W. Philadelphia, PA 19106
(age 50)
-------------------------------------------------------------------------------------------------------------------
James H. Grifo                           Vice President              Managing Director and Executive Vice
150 S. Independence Sq.                                              President, Deutsche Asset Management, Inc.
W. Philadelphia, PA 19106                                            (since 1996); Senior Vice President, GT
(age 48)                                                             Global Financial (1990 - 1996).
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo                         Treasurer                   Director, Deutsche Asset Management (since
One South Street                                                     1998); Senior Manager, PricewaterhouseCoopers
Baltimore, Maryland 21202                                            LLP from 1993 to 1998
(Age 42)
-------------------------------------------------------------------------------------------------------------------
Amy M. Olmert (3)                        Assistant Treasurer         Director, Deutsche Asset Management Americas
One South Street                                                     (since 1999); Vice President, BT Alex. Brown
Baltimore, MD  21202                                                 Inc. (1997-1999); Senior Manager,
(age 36)                                                             PricewaterhouseCoopers LLP (1988-1997).
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                         Secretary                   Director, Deutsche Asset Management Americas
One South Street                                                     (since 1999); Director, Deutsche Bank Alex.
Baltimore, MD  21202                                                 Brown Incorporated and Investment Company
(age 45)                                                             Capital Corp. (since 1998); Assistant General
                                                                     Counsel, Office of the General Counsel,
                                                                     United States Securities and Exchange
                                                                     Commission (1993-1998).
-------------------------------------------------------------------------------------------------------------------

------------
1  Member of the Trust's Pricing Committee.
2  Member of the Trust's Audit Committee.
3  Member of the Trust's Dividend Committee.

It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws.

Messrs. Jones, Freeman, and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

                                   Page -44-

As of February 17, 2000, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each Fund.

COMPENSATION OF TRUSTEES
------------------------

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,000 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees.

The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Trust ended October 31, 2000:

                         Pension or Retirement
                      Benefits Accrued as Part of    Aggregate Compensation from
Name of Trustees             Fund Expenses                the Trust/Complex*
-----------------     ---------------------------    ---------------------------
Paul K. Freeman                  $ 0                          $  ------
Graham E. Jones                  $ 0                          $  ------
William N. Searcy                $ 0                          $  ------
Hugh G. Lynch                    $ 0                          $  ------/1/
Edward T. Tokar                  $ 0                          $  ------

------------
* The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.

On August 17, 2000, the Trustees adopted a Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, any Trustee who receives fees from the Company is permitted to defer up to 100% of his annual compensation. As of the date of this SAI, the Trust currently has one Trustee in the Deferred Compensation Plan. The deferring Trustee may select from among the funds in the Morgan Grenfell Investment Trust in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustee's deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

Effective October 6, 1999, the investment adviser to each Fund, Morgan Grenfell Inc. changed its name to Deutsche Asset Management, Inc. ("DeAM, Inc."). DeAM, Inc., 130 Liberty Street, New York, New York, acts as the investment adviser to each Fund pursuant to the terms of Management Contracts, dated December 28, 1994, August 23, 1996, January 30, 1998 and

------------
/1/ Of amounts payable to Mr. Lynch, $_____________, was deferred pursuant to a deferred compensation plan.

                                   Page -45-

November 16, 2000 (referred to collectively herein as the "Management Contracts"). Pursuant to the Management Contracts, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Adviser pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Adviser a monthly fee at an annual rate of each Fund's average daily net assets as follows:

--------------------------------------------------------------------------
                                                                  Annual
Fund                                                               Rate
--------------------------------------------------------------------------
Municipal Bond                                                     0.40%
--------------------------------------------------------------------------
Short-Term Municipal Bond                                          0.40%
--------------------------------------------------------------------------
Fixed Income                                                       0.40%
--------------------------------------------------------------------------
Short-Term Fixed Income                                            0.40%
--------------------------------------------------------------------------
High Yield Bond                                                    0.50%
--------------------------------------------------------------------------
Smaller Companies                                                  1.00%
--------------------------------------------------------------------------
Micro Cap                                                          1.50%
--------------------------------------------------------------------------
Total Return Bond                                                  0.45%
--------------------------------------------------------------------------

If Total Return Bond receives exemptive relief from the commission to invest up to 17% of its total assets in High Yield Bond Portfolio and up to 7% of its total assets in the Emerging Markets Debt fund, its advisory fee will be reduced.

Each Fund's advisory fees are paid monthly and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during the entire monthly period.

The Adviser and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectus. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by the Fund's Board of Trustees. For the fiscal year ended October 31, 2000, Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies each paid the Adviser net advisory fees of $----, $--------, $-------, $--------, $----- and $--------, respectively.For the fiscal year ended October 31, 1999, Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies each paid the Adviser net advisory fees of $5,004,754, $2,598,550, $96,835, $343,523,
$1,232,710 and $63,602, respectively. For the fiscal year ended October 31, 1998, Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High

                                   Page -46-

Yield Bond and Micro Cap each paid the Adviser net advisory fees of $4,688,049, $1,734,753, $2,407, $45,706, $119,581 and $138,127, respectively. During the fiscal period ended October 31, 1998, Smaller Companies paid no advisory fees. For the fiscal period ended September 30, 1999, Micro Cap paid the Adviser net advisory fees of $225,700. Total Return Bond was not in operation during any of the indicated periods, and, accordingly, paid no advisory fees during such periods.


Each Management Contract between DeAM, Inc. and the Trust was most recently approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract for Total Return Bond was approved by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. After its initial term, each Management Contract will continue in effect, with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Adviser. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Adviser may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Management Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Adviser allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAM, Inc. is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As

                                   Page -47-
of December 31, 2000, DeAM, Inc. managed approximately $--- billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment adviser.

SUBADVISER FOR TOTAL RETURN BOND

Deutsche Asset Management Investment Services Limited ("DeAMIS"), located at One Appold StreetCircus, London, England, acts as Subadviser for the foreign component of Total Return Bond pursuant to the terms of a subadvisory contract. DeAMIS is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAMIS is also an indirect wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2000, DeAMIS managed approximately $----- billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadviser: RSI International Equity Fund. Under the subadvisory contract, the Adviser, and not the Fund, will pay the Subadviser 0.08% of the average daily net assets of Total Return Bond, unless reduced, on a pro rata basis, by any fee waiver then in effect.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Each Fund's adviser and the Trust's distributor have also adopted a Code of Ethics. The Codes of Ethics allow personnel to invest in securities for their own accounts, but require compliance with the Codes' pre-clearance requirements and other restrictions, including "blackout periods" and minimum holding periods, subject to limited exceptions. DeAM, Inc. and the distributor's Codes prohibit participation in all initial public offerings, and the DeAMIS Code prohibits participation in initial public offerings distributed in the United States. All Codes require prior approval for purchases of securities in private placements.

PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's prospectus.

PORTFOLIO TURNOVER

It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio

                                   Page -48-
turnover rate of each other Fund will not exceed 175%. The higher portfolio turnover rates of these Funds may result from their respective portfolio management strategies. These Funds may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

Each Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal period ended October 31, 2000, the portfolio turnover rates for Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and
Smaller Companies were   %,   %,   %,   %,   % and   % respectively. For the
fiscal period ended October 31, 1999, the portfolio turnover rates for Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies were 157%, 27%, 142%, 64%, 180% and 105% respectively. For the fiscal period ended September 30, 1999, the portfolio turnover rate for Micro Cap was 115%. For the fiscal period ended October 31, 1998, the portfolio turnover rates for Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond, Smaller Companies and Micro Cap were 122%, 42%, 98%, 26%, 131%, 108% and 85%, respectively.

THE ADMINISTRATOR

DeAM, Inc. (the "Administrator"), 150 South Independence Square West, Philadelphia, PA 19106, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.12% for the Fixed Income Funds; 0.22% for the Equity Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to the Funds. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of each Fund's net assets as demonstrated in the Expense Information tables in the prospectus. For the fiscal year ended October 31, 2000, Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond and Smaller Companies paid the Administrator administration fees of $-----, $-----, $-----, $-----, $---- and $------, respectively. For the fiscal year ended October 31, 1999, Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond and Smaller

                                   Page -49-

Companies paid the Administrator administration fees of $1,501,426, $29,051, $779,565, $103,057, $295,872 and $13,993, respectively. For the fiscal period ended September 30, 1999, Micro Cap paid the Administrator administration fees of $33,104.

Prior to November 1, 1998, SEI Financial Management Corporation was the Administrator for the Funds. For the fiscal period ended October 31, 1998, Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond, Smaller Companies and Micro Cap paid the Administrator administration fees of $941,106, $60,177, $331,733, $60,177, $26,888, $60,177
and $57,677, respectively. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).

Total Return Bond was not in operation during any of the indicated periods, and, accordingly, paid no administration fees during such period.

The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST

The expenses borne by the Fund include: (i) fees and expenses of any investment adviser and any administrator of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations;
(iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Funds; (viii) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds and registering the Funds as a broker or a dealer;
(ix) the fees and expenses of Trustees who are not affiliated with the Adviser;
(x) the fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT

Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ("ICCC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

                                   Page -50-

THE DISTRIBUTOR

The Trust, on behalf of the Funds, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc. (the "Distributor" or ICCD), Two Portland Square, Portland ME, 04101 as agent, serves as principal underwriter for the continuous offering of shares of each Fund.
The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Funds.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CUSTODIAN

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning each Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Funds.

                                  SERVICE PLAN
                            (INVESTMENT SHARES ONLY)

Each Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Funds may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable

                                   Page -51-

Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities;
(viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and
(xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

As compensation for such services, each Service Organization of the funds is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403 (c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan,

                                   Page -52-
and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account.
Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

                                   Page -53-

Pursuant to the Management Contracts, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. For the fiscal year ended October 31, 2000, the Adviser paid the following brokerage commissions for research services: for Smaller Companies approximately $---- and for Micro Cap approximately $-----. During the fiscal year ended October 31, 1999, the Adviser paid the following brokerage commissions for research services: for Smaller Companies approximately $10,562 and for Micro Cap approximately $26,796.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

                                   Page -54-

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Funds to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Funds placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith. During the fiscal year ended October 31, 1998, no Fund paid any brokerage commissions to any Affiliated Broker. For the fiscal period ended October 31, 1999, Micro Cap paid brokerage commissions in the amount of
$894 to Bankers Trust Company, an Affiliated Broker.   For the fiscal period
ended October 31, 2000, Micro Cap paid brokerage commissions in the amount of $- --- to Bankers Trust Company, an Affiliated Broker.This represents -% of the aggregate brokerage commissions paid by the Fund in the fiscal year and % of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 1999, Smaller Companies paid brokerage commissions in the amount of $258 to Bankers Trust Company, an Affiliated Broker. For the fiscal period ended October 31, 2000, Smaller Companies paid brokerage commissions in the amount of $--- to Bankers Trust Company, an Affiliated Broker This represents -% of the aggregate brokerage commissions paid by the Fund in the fiscal year and % of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

                                   Page -55-

Affiliated Brokers do not knowingly participate in commissions paid by the Funds to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal years ended October 31, 1998, 1999 and 2000 Fixed Income, Municipal Bond, Short-Term Fixed Income and Short-Term Municipal Bond paid no brokerage commissions. For the fiscal periods ending October 31, 1998, 1999=and 2000 High Yield Bond paid no brokerage commissions. For the fiscal years ended October 31, 1998, 1999 and 2000, Smaller Companies paid aggregate brokerage commissions of $, $ and $, respectively. For the fiscal periods ended October 31, 1998, 1999 and 2000, Micro Cap paid aggregate brokerage commissions of $-, $28,211, $32,822 and, respectively. Total Return Bond was not in operation during the indicated periods, and, accordingly, paid no brokerage commissions.


                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are distributed by ICC Distributors, Inc., the Distributor. The Funds offer three classes of shares Institutional, Investment and Premier shares. General information on how to buy shares of the Funds is set forth in "Managing Your Investment" in each Fund's Prospectus. The following supplements that information.

Investors may invest in Institutional shares and Premier shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular

                                   Page -56-
trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of each Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. Each Fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day"). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price the Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the Funds' net asset values are not calculated. Such calculation may

                                   Page -57-
not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                            PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

YIELD

From time to time, Fixed Income, Short-Term Fixed Income, each Municipal Fund, High Yield Bond and Total Return Bond may advertise its yield and (in the case of the Municipal Funds) its tax-equivalent yield. Yield and tax-equivalent yield are calculated separately for each class of shares of a Fund. Each type of share is subject to differing yields for the same period. The yield

                                   Page -58-
of a class of shares of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                   a-b
YIELD  =  2  [  (  ----   +  1  )  6  - 1  ]
                    cd

Where:    a  =  dividends and interest earned by the Fund during the period;

          b  =  net expenses accrued for the period;

          c = average daily number of shares outstanding during the period entitled to receive dividends; and

          d  =  maximum offering price per share on the last day of the period.

Tax-equivalent yield is computed by dividing the portion of the yield that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax exempt. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. Yields are one basis upon which investors may compare the Funds with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 30-day period ended October 31, 1999, the yields for Institutional shares of the Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond and High Yield Bond were 6.79%, 5.71%, 6.50%, 4.84% and 13.01%, respectively. If the expense limitations for these Funds had not been in effect during this period, the yields for Institutional shares of these Funds would have been 6.79%, 5.17%, 6.44%, 4.82% and 13.00%, respectively. For the same period, the tax-equivalent yields for Institutional shares of Municipal Bond and Short-Term Municipal Bond were 8.56% and 8.01%, respectively, assuming the highest Federal Income Tax bracket for individuals (39.6%). If the expense limitations for these Funds had not been in effect during this period, the tax-equivalent yields for Institutional shares of these Funds would have been 8.56% and 7.98%, respectively, assuming the same Federal Income Tax bracket.

For the 30-day period ended October 31, 1999, the yields for the Investment shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond and High Yield Bond were 6.54%, 4.93%, 4.59% and 12.76%, respectively. If the expense limitations described in the Prospectus for this Fund had not been in effect during this period, the yield for Investment shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond and High Yield Bond would be 6.54%, 4.93%, 4.57%, and 12.75%, respectively. For the same period, the tax-equivalent yields for Investment shares of Municipal Bond and Short-Term Municipal Bond were 8.16% and 7.60%, respectively, assuming the highest Federal Income Tax bracket for individuals (39.6%). If the

                                   Page -59-
expense limitations described in the Prospectus for this Fund had not been in effect during this period, the tax-equivalent yields for Investment shares of this Fund would have been 8.16% and 7.57%, respectively, assuming the same Federal Income Tax bracket.

TOTAL RETURN

Average annual total return is calculated separately for each class of shares of a Fund. Each type of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. Each Fund that advertises "average annual total return" for a class of its shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

            ERV
T  =  [  (  ---  )  1/n  - 1  ]
             P

Where:    T  =  average annual total return,

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

          P  =  hypothetical initial payment of $1,000; and

          n  =  period covered by the computation, expressed in years.

Each Fund that advertises "aggregate total return" for a class of its shares computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                              ERV
Aggregate Total Return =  [ ( --- ) - 1 ]
                               P

The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

For the fiscal year ended October 31, 1999, the average annual total return of Institutional shares of Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies were 0.86%, -0.78%, 4.49%, 1.33%, 16.54% and 25.03%, respectively. For the fiscal period ended September 30, 1999, the average annual total return of Institutional shares of Micro Cap were 65.67%. For the five-year period ended October 31, 1999, the average annual total returns of Institutional shares of Fixed Income and Municipal

                                   Page -60-

Bond were 7.75% and 6.15%, respectively. For their respective periods from commencement of operations to October 31, 1999, the average annual total returns of Institutional shares of Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies were 7.35%, 7.16%, 6.05%, 5.16%, 4.48% and 13.81%, respectively. For the period ended
September 30, 1999, the average annual total return of Institutional shares of Micro Cap were 20.64%. If expense limitations for the above Funds had not been in effect during the indicated periods, the total returns for Institutional shares of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

For the fiscal year ended October 31, 2000, the average annual returns for Investment shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond, Smaller Companies and Micro Cap were %, %, %, %, % and %, respectively. For their respective periods from commencement of operations for Investment shares to October 31, 2000, the average annual total returns for Investment shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond, High Yield Bond and Smaller Companies were %, %, %, % and %, respectively. For the fiscal period ended September 30, 1999, the average annual returns for Investment shares of Micro Cap were %. For the period from commencement of operations for Investment shares to September 30, 2000, the average annual total returns for Micro Cap were %. If the expense limitations described in each Prospectus for the above Funds had not been in effect during the indicated periods, the total returns of these Funds for such periods would have been lower than the total return figures shown in this paragraph.

The Funds may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, the Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Funds' portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such

                                   Page -61-
indices and averages may not be identical to the formulas used by the Funds to calculate their performance figures.

                                     TAXES

The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL

Each Fund is a separate taxable entity. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a Fund as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures or forward contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under such regulations.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the Fund (but not its shareholders) will be relieved of federal income tax

                                   Page -62-
on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Funds will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Funds' taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark to market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain

                                   Page -63-
hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Funds other than the Municipal, Fixed Income and Short-Term Fixed Income. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. The applicable Funds may limit and/or manage their holdings in passive foreign investment companies or make an available election to minimize their tax liability or maximize their return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and the Funds may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Funds engage in these transactions or acquire these instruments.

High Yield Bond and Total Return Bond may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for these Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how

                                   Page -64-
payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by these Funds, to the extent they invest in such securities, in order to reduce the risk of their distributing insufficient income to preserve their status as regulated investment companies and seek to avoid having to pay federal income or excise tax.

A Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on certain income (possibly including, in some cases, capital gains) from such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Funds anticipate that they generally will not be entitled to elect to pass through such foreign taxes to their shareholders. If such an election is made, shareholders would have to include their shares of such taxes as additional income, but could be entitled to U.S. tax credits or deductions for such taxes, subject to certain requirements and limitations under the Code.

Each Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind ("P.I.K.") securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark to market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Each Municipal Fund purchases tax-exempt municipal securities which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the Municipal Funds therefore do not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds can be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the bond was issued. In that event, a portion of a Municipal Fund's distributions attributable to interest such Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Each Fixed Income Fund and each Municipal Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with

                                   Page -65-
third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Fund, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage each Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and, accordingly, would generally not be distributed to shareholders. At October 31, 2000 the following Funds had available realized capital losses to offset future net capital gains: (and, in the case of Micro Cap, September 30,2000)

                                                                Expiration
                                                                   Date
                                                             ---------------
Municipal Bond                                                  10/31/2007
Fixed Income                                                    10/31/2007
Short-Term Municipal Bond                                    10/31/2005-2007
Short-Term Fixed Income                                         10/31/2007
High Yield Bond                                              10/31/2006-2007
Smaller Companies                                            10/31/2006-2007
Micro Cap                                                       10/31/2007

U.S. SHAREHOLDERS--DISTRIBUTIONS


A Municipal Fund's distributions from the tax-exempt interest it receives will generally be exempt from federal income tax, provided that such Fund qualifies as a regulated investment company, at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of debt obligations that pay interest excluded from gross income under Section 103(a) of the Code, and the Fund properly designates such distributions as "exempt-interest dividends." The portions of such exempt-interest dividends, if any, derived from interest

                                   Page -66-
on certain private activity bonds will constitute tax preference items and may give rise to, or increase liability under, the federal alternative minimum tax for particular shareholders. In addition, all exempt-interest dividends may increase certain corporate shareholders' liability, if any, for the corporate alternative minimum tax and will be taken into account in determining the portion, if any, of a shareholder's social security benefits or certain railroad retirement benefits that is subject to tax.

For U.S. federal income tax purposes, distributions by the Funds other than the Municipal Funds, as well as any distributions of the Municipal Funds that are not designated as exempt-interest dividends as described above, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions from investment company taxable income of any Fund, including the Municipal Funds, for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, dividends, taxable interest, income from repurchase agreements, certain interest from interest rate swaps and income from securities loans; accrued, recognized market discount; a portion of the discount on certain stripped tax-exempt obligations and their coupons; and net short-term capital gain (in excess of net long-term capital loss) from the sale of investments or options or futures transactions or the disposition of rights to when-issued securities prior to issuance. Distributions to corporate shareholders designated as derived from dividend income received by a Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from U.S. domestic corporations, dividends paid by Funds other than the Equity Funds will generally not qualify for the dividends received deduction, and some of the dividends paid by the Equity Funds also may not qualify for the deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by any Fund, including the Municipal Funds, if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations.

                                   Page -67-

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Municipal Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.

A Municipal Fund may not be an appropriate investment for persons who are, or are related to, substantial users of facilities financed by industrial development or private activity bonds.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. Each Municipal Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Municipal Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference
income earned during the period of their investment in the Fund.   Different tax
treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character. However, any loss realized on the sale, redemption or other disposition of shares of a Municipal Fund with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends with respect to such shares. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of any Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from a Fund's net long-term capital gains, but not including exempt-interest dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Funds with a correct taxpayer

                                   Page -68-
identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Funds that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Funds is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability. Distributions by a Municipal Fund will not be subject to backup withholding, however, for any year such Fund reasonably estimates that at least 95% of its dividends will be exempt-interest dividends.

NON-U.S. SHAREHOLDERS

Shareholders who, as to the United States, are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors generally will be subject to U.S. withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Any gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers about the applicability of U.S. federal income or withholding taxes to certain distributions received by them.

STATE AND LOCAL

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                      GENERAL INFORMATION ABOUT THE TRUST

GENERAL

The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust.

                                   Page -69-

The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this Prospectus and seven additional series. Until December 28, 1994, Fixed Income and Municipal Bond were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established three classes of shares: Investment shares, Institutional shares and Premier shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund.
Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of January --, 2000, the following shareholders owned the following respective percentages of the outstanding Institutional shares of Fixed Income, Municipal Bond, Short-Term Municipal Bond, Short-Term Fixed Income, High Yield Bond, Smaller Companies and Micro Cap:

                                   Page -70-

-------------------------------------------------------------------------------------------------
                                                                              Percentage of
Fund                         Shareholder Name and Address                     Outstanding Shares
                                                                              of the Fund
-------------------------------------------------------------------------------------------------
Fixed Income -               Charles Schwab & Co Inc., Special Custody
 Institutional Class         Account, Mutual Funds Department, 101
                             Montgomery St., San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
                             Wendel & Co A/C 767923, c/o The Bank of New
                             York, Attn: Mutual Fund/Reorg Dept/ P.O. Box
                             1066 Wall Street Station, New York, NY
                             10268-1066
-------------------------------------------------------------------------------------------------
Municipal Bond -             Charles Schwab & Co Inc., Special Custody
 Institutional Class         Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
                             National Financial Services Corp., For the
                             Exclusive Benefit of Our Customers, Attn:
                             Mutual Funds - No Loads - 5th Floor, 200
                             Liberty Street, 1 World Fin Ctr, New York, NY
                             10281-1003
-------------------------------------------------------------------------------------------------
Short-Term Municipal Bond    Charles Schwab & Co Inc., Special Custody
 - Institutional Class71.    Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
                             Batrus & Co., c/o Bankers Trust Co., P.O. Box
                             9005, Church Street Station, New York, NY 10006
-------------------------------------------------------------------------------------------------
Short-Term Fixed Income -    Independence Trust Company, Cash Account, P.O.
 Institutional Class         Box 662188, Franklin, TN 37058-2188
-------------------------------------------------------------------------------------------------
                             First Union National Bank, Cash/Reinvest Acct,
                             Acct #988688883, 1525 W Wt Harris Blvd
                             #NC1151, Charlotte, NC 28262-8522
-------------------------------------------------------------------------------------------------
                             Batrus & Co, c/o Bankers Trust Co, P.O. Box
                             9005, Church Street Station, New York, NY
                             10006
-------------------------------------------------------------------------------------------------
                             First Union National Bank Cust FBO Jewish
                             Federation of Greater Philadelphia Charitable
                             Trust Fund A/C 1080825451 1525 W. WT Harris
                             Blvd. 3A4CMG-NC1151 Charlotte, NC 28262-8522
-------------------------------------------------------------------------------------------------
High Yield Bond --           Bost & Co A/C NYXF1783602 FBO Bell Atlantic
 Institutional Class         Master Trust Mutual Fund Operations P O Box
                             3198 Pittsburgh, PA   15230-3198

-------------------------------------------------------------------------------------------------
                             Public School Employees Retirement System C/O
                             Mellon Trust MTL Fnds Ops P O Box 3198
                             Pittsburgh, PA 15230-3198
-------------------------------------------------------------------------------------------------
Smaller Companies -          Morgan Grenfell Capital Management Inc., 885
 Institutional Class         Third Ave 32nd Fl, New York, NY 10022-4834
-------------------------------------------------------------------------------------------------
                             Deutsche Bank Securities, Inc., C/F
                             360-01618-83, 1251 6th Ave, New York, NY
                             10020-1104
-------------------------------------------------------------------------------------------------

                                   Page -71-

-------------------------------------------------------------------------------------------------
                                                                              Percentage of
Fund                         Shareholder Name and Address                     Outstanding Shares
                                                                              of the Fund
-------------------------------------------------------------------------------------------------
                             Fidelity Investments Institutional Operations
                             Co Inc., As Agent for Certain Employee Benefit
                             Plans, 100 Magellan Way KWIC, Covington, KY
                             41015-1999
-------------------------------------------------------------------------------------------------
Micro Cap - Institutional    Charles Schwab & Co, Inc., Special Custody
 Class                       Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
                             Currie & Co, c/o Fiduciary Trust Company Intl,
                             P.O. Box 3199, Church Street Station, New
                             York, NY 10008-3199
-------------------------------------------------------------------------------------------------
                             Fidelity Investments Institutional Operations
                             Co Inc as agent for certain employee benefit
                             plans, 100 Magellan Way KWIC, Covington, KY
                             41015-1999
-------------------------------------------------------------------------------------------------

As of January, 2000, the following shareholders owned the following respective percentages of the outstanding Investment shares of the following funds:

-------------------------------------------------------------------------------------------------
                                                                              Percentage of
Fund                         Shareholder Name and Address                     Outstanding Shares
                                                                              of the Fund
-------------------------------------------------------------------------------------------------
Fixed Income --              National Financial Services Corp for the
 Investment Class            Exclusive Benefit of our Customers, ATTN
                             Mutual FDS - No Loads, 5th Fl, 200 Liberty St,
                             1 World Fin Ctr, New York, NY 10281-1003
-------------------------------------------------------------------------------------------------
                             Charles Schwab & Co, Inc., Special Custody
                             Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
Municipal Bond --            National Financial Services Corp for the
 Investment Class            Exclusive Benefit of our Customers, ATTN
                             Mutual FDS, No Loads, 5th Fl, 200 Liberty St,
                             1 World Fin Ctr, New York, NY 10281-1003

-------------------------------------------------------------------------------------------------
                             Charles Schwab & Co, Inc., Special Custody
                             Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
Short-Term Municipal Bond    National Investor Services Corp for Exclusive
 --  Investment Class        Benefit of Customers, 55 Water St., Fl 32, New
                             York, NY 10041-3299
-------------------------------------------------------------------------------------------------
                             National Financial Services Corp for the
                             Exclusive Benefit of our Customers, ATTN
                             Mutual FDS, No Loads, 5th Fl, 200 Liberty St,
                             1 World Fin Ctr, New York, NY 10281-1003
-------------------------------------------------------------------------------------------------

                                   Page -72-

-------------------------------------------------------------------------------------------------
                                                                              Percentage of
Fund                         Shareholder Name and Address                     Outstanding Shares
                                                                              of the Fund
-------------------------------------------------------------------------------------------------
High Yield Bond --           Charles Schwab & Co. Inc. Special Custody
 Investment Class            Account Mutual Funds Department 101 Montgomery
                             Street San Francisco, CA 94104-4122

-------------------------------------------------------------------------------------------------
Smaller Companies --         National Financial Svcs Corp for Exclusive
 Investment Class            Benefit of our Customers, Sal Vella, 200
                             Liberty St, New York, NY 10281-1000

-------------------------------------------------------------------------------------------------
                             Charles Schwab & Co, Inc., Special Custody
                             Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
Micro Cap --                 Charles Schwab & Co, Inc., Special Custody
 Investment Class            Account, Mutual Funds Department, 101
                             Montgomery Street, San Francisco, CA 94104-4122

-------------------------------------------------------------------------------------------------
                             National Investor Services Corp for Exclusive
                             Benefit of Customers, 55 Water St., Fl 32, New
                             York, NY 10041-3299
-------------------------------------------------------------------------------------------------

SHAREHOLDER AND TRUSTEE LIABILITY


The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of each Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in Institutional shares and Premier shares of a Fund and

                                   Page -73-
dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Funds for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Funds' independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds and certain other series of the Trust. If further information is desired with respect to the Trust, the Funds or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

The the audited financial statements for Micro Cap for the year ended September 30, 2000 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon reports of PricewaterhouseCoopers LLP, the Fund's independent auditors, as experts in accounting and auditing. The audited financial statements for the other Funds for the year ended October 31, 2000 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers LLP, the Fund's independent auditors, as experts in accounting and auditing.

The audited annual financial statements of the Funds for the periods ended on and prior to October 31, 2000 are included in, and incorporated by reference into, this Statement of Additional Information from the 2000 Annual Report to Shareholders of Micro Cap for the year ended September 30, 1999 (filed electronically on November 30, 2000, file no. -) and the 2000 Annual Report to Shareholders of the other Funds for the year ended October 31, 2000 (filed

                                   Page -74-
electronically on December 30, 2000; -), and will be attached to each copy of such Statement of Additional Information that is distributed.






















                                   Page -75-

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS

The rating descriptions set forth below are believed to be the most recent rating descriptions available from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's) and Fitch IBCA, Duff & Phelps ("Fitch") at the date of this SAI Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

I.    LONG-TERM DEBT RATINGS

MOODY'S

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from `Aa' through `Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, ie:, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                   Page -76-

B:    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S

      Ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA:   Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A:    Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Bond rated `BB', `B', `CCC', and `CC' are regarded as having significant speculative characteristics. Such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:   Bonds rated BB are less vulnerable in the near term than other lower-rated bonds. However, they face major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the issuer's inadequate capacity to meet its financial commitments.

B:    Bonds rated B are more vulnerable than bonds rated BB, but the issuer currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitments.

CCC: Bonds rated CCC are currently vulnerable, and are dependent upon favorable business, financial, and economic conditions to meet financial commitments.

                                   Page -77-

CC:   Bonds rated CC are currently highly vulnerable.

FITCH

      Plus or minus may be appended to a rating to denote relative status with major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:   Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:    High credit quality. A ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB:   Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:    Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. A C rating signals imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the

                                   Page -78-
following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest, "DD" indicated potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

II.   SHORT-TERM DEBT RATINGS

      Short-term debt ratings may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit.

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in

                                   Page -79-
changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

A-1: An obligor rated A-1 has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated A-2 has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated A-3 has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B:    An obligor rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C:    An obligor rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

FITCH

F1:   Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3:   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:    High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:    Default.  Denotes actual or imminent payment default.

                                   Page -80-

III.  SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

MOODY'S

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:   This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.











                                   Page -81-

                                   APPENDIX B

                   THE ADVISER'S MICRO CAP INVESTMENT RESULTS

Set forth below are investment results for Micro Cap and a composite of accounts managed by Micro Cap Equity Team of DeAM, Inc. in accordance with Micro Cap investment strategy (the "DeAM, Inc. Micro Cap Composite"). For comparison purposes, performance information is also shown for Micro Cap and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the U.S. equity market. In contrast, Micro Cap's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of U.S. equity market.

Each of the Adviser's discretionary, microcap accounts (other than Micro Cap, which commenced operations on December 18, 1996) is included in the DeAM, Inc. Micro Cap Composite. These accounts had the same investment objective as Micro Cap and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for Micro Cap. Because of the similarities in investment strategies and techniques, the Adviser believes that the accounts included in the DeAM, Inc. Micro Cap Composite are sufficiently comparable to Micro Cap to make the performance data listed below relevant to prospective investors.

The investment results presented on the next page for the DeAM, Inc. Micro Cap Composite includes Micro Cap's investment results and are not intended to predict or suggest the returns that will be experienced by Micro Cap or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the DeAM, Inc. Micro Cap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended. If more of the accounts had been subject to these requirements, the performance of the DeAM, Inc. Micro Cap Composite might have been lower.

The investment results of the DeAM, Inc. Micro Cap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the highest investment advisory fee charged to any account included in the Composite (2.00% for periods prior to October 1, 1993 and 1.50% for subsequent periods). Micro Cap's estimated total annual operating expenses are higher than the highest investment advisory fee charged to any account included in the DeAM, Inc. Micro Cap Composite. As a result, it is expected that fees and expenses will reduce Micro Cap's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the DeAM, Inc. Micro Cap Composite.

                                   Page -82-

                            PERFORMANCE OF MICRO CAP



-------------------------------------------------------------------------------
TOTAL RETURN FOR YEAR ENDED
DECEMBER 31, 1999                                      77.53%
-------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN FOR
PERIOD FROM DECEMBER 18, 1996 TO                       29.41%
DECEMBER 31, 1999
-------------------------------------------------------------------------------

                                INVESTMENT TRUST

                                   Micro Cap
         Performance of DeAM, Inc. Micro Cap Composite And Russell 2000

                          AVERAGE ANNUAL TOTAL RETURN
                         DeAM, Inc. MICRO CAP COMPOSITE

------------------------------------------------------------------------------
             YEAR                   (NET OF FEES)             RUSSELL 2000
------------------------------------------------------------------------------
             1999                       75.30                    43.09
------------------------------------------------------------------------------
             1998                        1.14                     1.23
------------------------------------------------------------------------------
             1997                       20.53                    12.95
------------------------------------------------------------------------------
             1996                       52.70                    11.26
------------------------------------------------------------------------------
             1995                       56.38                    31.04
------------------------------------------------------------------------------
             1994                       15.39                     2.43
------------------------------------------------------------------------------
             1993                       20.28                    13.36
------------------------------------------------------------------------------
             1992                        5.58                     7.77
------------------------------------------------------------------------------
             1991                       77.47                    51.19
------------------------------------------------------------------------------
             1990                        0.50                    17.41
------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN FOR            22.01                    12.29
   PERIOD FROM DECEMBER 31,
  1987 TO DECEMBER 31, 1999
------------------------------------------------------------------------------

                                   Page -83-

                                INVESTMENT TRUST
                                One South Street
                              Baltimore, MD 21202

                               INVESTMENT ADVISER
                        Deutsche Asset Management, Inc.
                               130 Liberty Street
                               New York, NY 10006

                                 ADMINISTRATOR
                        Deutsche Asset Management, Inc.
                       150 South Independence Square West
                        Philadelphia, Pennsylvania 19106

                                  DISTRIBUTOR
                             ICC Distributors, Inc.
                              Two Portland Square
                               Portland, ME 04101

                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                                 TRANSFER AGENT
                        Investment Company Capital Corp.
                                One South Street
                           Baltimore, Maryland 21202

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                           New York, New York 100036

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              SERVICE INFORMATION
                Existing accounts, new accounts, prospectuses,
                     Statements of Additional Information
                applications, and service forms--1-800-730-1313

                      Telephone Exchanges--1-800-730-1313

                          Share Price and Performance
                          Information--1-800-730-1313

                                   Page -84-

PART C.  OTHER INFORMATION

Item 23. EXHIBITS

Except as noted, the following exhibits are being filed herewith:

(a). Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended. /1/

(b).       Amended By-Laws of Registrant. /1/

(c). See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit (b)). /1/

(d)(1). Management Contract dated January 3, 1994, as amended as of April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund (formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund. /1/

(d)(1)(i) Amendment dated August 22, 2000, to Management Contract dated January 3,1994, as amended April 25, 1994, April 1, 1995 and September 1, 1995 between Deutsche Asset Management Investment Services Limited and Registrant, on behalf of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity Fund, Global Fixed Income, International Fixed Income and Emerging Markets Debt. /8/

(d)(2). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund. /1/

(d)(3). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund. /1/

(d)(4). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund. /2/

(d)(5). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant dated August 23, 1996, on behalf of Total Return Bond Fund and High Yield Bond Fund. /3/

(d)(6). Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /4/

(d)(7). Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund. /7/

(e)(1). Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /7/

(e)(1)(i) Appendix A, revised as of October 29, 2000, to Distributor's Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /10/

(f).        Not Applicable.

(g). Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series. /4/

(h)(1). Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of all of its series. /4/

(h)(2). Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /7/

(h)(2)(i) Appendix A dated October 29, 2000 to Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series-filed herewith.

(h)(3). Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series. /4/

(h)(3)(i) Amendments dated September 1, 2000, September 13, 2000, September 18, 2000, and September 22, 2000, to Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Deutsche Asset Management, Inc.(formerly Morgan Grenfell, Inc.) and Registrant. /8/

(h)(3)(ii) Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed Income. /8/

(h)(3)(iii) Appendix A dated November 30, 2000 to Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond, Fixed Income and Total Return Bond. /9/

(h)(3)(iv) Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund. /4/

(h)(3)(v) Appendix A to Accounting Services Agreement dated December1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Global Fixed Income, International Fixed Income, Emerging Markets Debt- to be filed with the registration statement under Rule 485(b) of the 1933 Act.

(h)(4) Expense Limitation Agreement dated September 30, 1999, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Micro Cap. /8/

(h)(4)(i) Expense Limitation Agreement dated October 31, 1999, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies. /8/

(h)(4)(ii) Expense Limitation Agreement dated October 31, 1999, among Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited and Registrant, on behalf of each class of shares of International Select Equity, European Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income, Emerging Markets Debt and International Small Cap Equity. /8/

(h)(4)(iii) Expense Limitation Agreement dated September 29, 2000, between
            Deutsche Asset Management, Inc. and Registrant, on behalf of High Yield Bond Premier Class. /8/

(h)(4)(iv) Expense Limitation Agreement dated October 29, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of Total Return Bond Institutional Class and Premier Class. /9/

(h)(4)(v) Appendix A to Expense Limitation Agreement dated October 31, 2000, between Deutsche Asset Management, Inc. and Registrant on behalf of European Equity Premier Class. /10/

(h)(4)(vi) Appendix A to Expense Limitation Agreement dated October 31, 2000, between Deutsche Asset Management, Inc. and Registrant on behalf of European Equity Class A, B and C Shares and International Select Equity Class A, B and C Shares-to be filed with the registration statement under rule 485(b) of the 1933 Act.

(i).        Not Applicable.

(j).        Not Applicable

(k).        Not Applicable.

(l). Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation. /6/

(m). To be filed with the registration statement under rule 485(b) of the 1933 Act.

(n)         Not Applicable

(o).        Amended Rule 18f-3 Plan dated August 17, 2000. /8/

(o)(i) Amended Rule 18f-3 Plan - to be filed with the registration statement under rule 485(b) of the 1933 Act.

(p).        Fund and Advisers' Codes of Ethics. /8/;

(q).        Powers of Attorney. /10/

-------------------

/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's Registration Statement on February 15, 1996 (accession number 0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 to Registrant's Registration Statement on November 1, 1996 (accession number 0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 to Registrant's Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 to Registrant's Registration Statement on December 28, 1998 (accession number 0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 to Registrant's Registration Statement on June 11, 1996 (accession number0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 to Registrant's Registration Statement on February 11, 1997 (accession number 0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 to Registrant's Registration Statement on December 23, 1999 (accession number 0000928385-99-003687) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on September 29, 2000 (accession number 0000950169-00-001215) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 28 to Registrant's Registration Statement on October 27, 2000 (accession number 0000950109-00-004256) and incorporated by reference herein.

/10/ Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's Registration Statement on November 30, 2000 (accession number 0000950169-00-001351) and incorporated by reference herein.

Item 24.  Persons Controlled By or Under Common Control With Registrant

The Registrant does not directly or indirectly control any person.

Item 25.  INDEMNIFICATION

Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II

(b)  Section 6, Business Background, of each Schedule D.

Item 27.  PRINCIPAL UNDERWRITER

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), The Glenmede Funds, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

--------------------------------------------------------------------------------
Name and Principal Business Position and Offices with Positions and Offices.
Address                        Underwriter                with Registrant
-------------------------------------------------------------------------------
John Y. Keffer                 President                  None
--------------------------------------------------------------------------------
Ronald H. Hirsch               Treasurer                  None
--------------------------------------------------------------------------------
Nanette K. Chern               Chief Compliance Officer   None
-------------------------------------------------------------------------------
David I. Goldstein             Secretary                  None
--------------------------------------------------------------------------------
Benjamin L. Niles              Vice President             None
--------------------------------------------------------------------------------
Frederick Skillin              Assistant Treasurer        None
--------------------------------------------------------------------------------
Marc D. Keffer                 Assistant Secretary        None
--------------------------------------------------------------------------------

-----------------------------

(c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202. All other books, records, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of the Registrant's custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, except for certain transfer agency and records which are in the physical possession of Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, the Registrant's transfer agent, and Deutsche Asset Management, Inc., the Trust's administrator, 885 Third Ave., New York, NY 10022.

Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on December 29, 2000.

                         MORGAN GRENFELL INVESTMENT TRUST

                         By: /s/ Richard T. Hale
                             --------------------------
                             Richard T. Hale
                             President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


     Signatures                       Title                        Date
     ----------                       -----                        ----

/s/ Richard T. Hale              President and Chief         December 29, 2000
-------------------               Executive Officer
    Richard T. Hale


/s/ Charles A. Rizzo              Treasurer                  December 29, 2000
--------------------
    Charles A. Rizzo


/s/ Paul K. Freeman               Trustee                    December 29, 2000
-------------------
    Paul K. Freeman


/s/ Graham E. Jones*
-------------------               Trustee                    December 29, 2000
    Graham E. Jones


/s/ Hugh G. Lynch*
-----------------                 Trustee                    December 29, 2000
    Hugh G. Lynch


/s/ William N. Searcy*
---------------------             Trustee                    December 29, 2000
    William N. Searcy


 /s/ Edward T. Tokar*             Trustee                    December 29, 2000
--------------------
     Edward T. Tokar


*By:                                                  Dated: December 29, 2000
     /s/ Daniel O. Hirsch
     --------------------
     Daniel O. Hirsch
     Power-of-Attorney